Exhibit 10.19

                                 LEASE AGREEMENT

                             Dated as of June 1,2000

                                     between
                               FU/DG FULTON, LLC,
                 a Delaware limited liability company, as Lessor

                                       and
                           DOLLAR GENERAL CORPORATION,
                       a Tennessee corporation, as Lessee






                                    Property:
                              1900 U.S. Highway 54
                             Fulton, Missouri 65251
                                 Calloway County

                                TABLE OF CONTENTS

                                                                            PAGE

ARTICLE I         DEFINITIONS                                                 1

  Section 1.01.            Definitions                                        1
                           -----------

ARTICLE II        LEASE OF PROPERTY
                                                                              1
  Section 2.01.            Demise and Lease                                   1
                           ----------------

ARTICLE III       RENT                                                        2

  Section 3.01.            Interim Rent and Base Rent                         2
                           --------------------------
  Section 3.02.            Supplemental Rent                                  2
                           -----------------
  Section 3.03.            Method of Payment                                  2
                           -----------------
  Section 3.04.            Late Payment                                       3
                           ------------
  Section 3.05.            Net Lease, No Setoff, Etc                          3
                           -------------------------
  Section 3.06.            Minimum Rent                                       4
                           ------------


ARTICLE IV        RIGHT OF FIRST REFUSAL                                      4

  Section 4.01.            Right of First Refusal                             4
                           ----------------------
  Section 4.02.            Non-Applicability of Section 4.01                  5
                           ---------------------------------
  Section 4.03.            Miscellaneous                                      5
                           -------------

ARTICLE V         RENEWAL OPTIONS                                             6

  Section 5.01.            Renewal Options                                    6
                           ---------------
  Section 5.02.            Lease Provisions Applicable During Renewal         6
                           ------------------------------------------

ARTICLE VI        LESSEE'S ACCEPTANCE OF PROPERTY, ENFORCEMENT OF
                  WARRANTIES                                                  7

  Section 6.01.            Waivers                                            7
                           -------
  Section 6.02.            Lessee's Right to Enforce Warranties               7
                           ------------------------------------

ARTICLE VII       LIENS                                                       8

  Section 7.01.            Liens                                              8
                           -----

ARTICLE VIII      USE AND REPAIR                                              9

  Section 8.01.            Use                                                9
                           ---
  Section 8.02.            Maintenance                                        9
                           -----------
  Section 8.03.            Alterations                                       10
                           -----------
  Section 8.04.            Title to Alterations                              11
                           --------------------
  Section 8.05.            Compliance with Law; Environmental Compliance;
                           Engineering Matters                               11
                           ----------------------------------------------
  Section 8.06.            Payment of Impositions                            13
                           ----------------------
  Section 8.07             Adjustment of Impositions                         14
                           -------------------------
  Section 8.08.            Utility Charges                                   14
                           ---------------

ARTICLE IX        INSURANCE                                                  15

  Section 9.01.            Coverage                                          15
                           --------

ARTICLE X         RETURN OF PROPERTY TO LESSOR                               16

  Section 10.01.           Return of Property to Lessor                      16
                           ----------------------------

ARTICLE XI        ASSIGNMENT BY LESSEE                                       18

ARTICLE XII       LOSS; DESTRUCTION; CONDEMNATION OR DAMAGE                  19

  Section 12.01.           Event of Loss                                     19
                           -------------
  Section 12.02.           Application of Payments Upon an Event of Loss
                           When Lease Continues                              21
                           ---------------------------------------------
  Section 12.03.           Application of Payments Not Relating
                           to an Event of Loss                               21
                           ------------------------------------
  Section 12.04.           Other Dispositions                                21
                           ------------------
  Section 12.05.           Negotiations                                      23
                           ------------

ARTICLE XIII      CONVEYANCE OF PROPERTY TO LESSEE                           24

  Section 13.01.           Conveyance of Property to Lessee                  24
                           --------------------------------
ARTICLE XIV       SUBLEASE                                                   24

  Section 14.01.           Subleasing Permitted; Lessee Remains Obligated    24
                           ----------------------------------------------
  Section 14.02.           Provisions of Subleases                           25
                           -----------------------

ARTICLE XV        INSPECTION                                                 25

  Section 15.01.           Inspection                                        25
                           ----------
ARTICLE XVI       LEASE EVENTS OF DEFAULT                                    26

  Section 16.01.           Lease Events of Default                           26
                           -----------------------
ARTICLE XVII      ENFORCEMENT                                                27

  Section 17.01.           Remedies                                          27
                           --------
  Section 17.02.           Survival of Lessee's Obligations                  29
                           --------------------------------
  Section 17.03.           Remedies Cumulative; No Waiver; Consents          29
                           ----------------------------------------
  Section 17.04.           Lessee's Right of Rejectable Offer                30
                           ----------------------------------

ARTICLE XVIII     RIGHT TO PERFORM FOR LESSEE                                31

  Section 18.01.           Right to Perform for Lessee                       31
                           ---------------------------

ARTICLE XIX       INDEMNITIES                                                31

Section 19.01.             General Indemnification                           31
                           -----------------------
Section 19.02.             General Tax Indemnification                       33
                           ---------------------------
Section 19.03              Special Tax Indemnity                             42
                           ---------------------
Section 19.04.             Withholdings                                      43
                           ------------
Section 19.05.             Survival                                          44
                           --------

ARTICLE XX        LESSEE REPRESENTATIONS AND WARRANTIES                      44

  Section 20.01.           Representations and Warranties                    44
                           ------------------------------
  Section 20.02.           Defense of Title                                  49
                           ----------------

ARTICLE XXI       [INTENTIONALLY OMITTED]                                     52

ARTICLE XXII      LESSOR REPRESENTATIONS, WARRANTIES AND COVENANTS            52

ARTICLE XXIII     SUBSTITUTION OF PROPERTIES                                  55

  Section 23.01.           Criteria for a Substitute Property                 55
                           ----------------------------------
  Section 23.02.           Lessee and Lessor Deliveries                       56
                           ----------------------------

ARTICLE XXIV      PURCHASE PROCEDURE                                          59

  Section 24.01.           Purchase Procedure                                 59
                           ------------------

ARTICLE XXV       TRANSFER OF LESSOR'S INTEREST                               60

  Section 25.01.           Permitted Transfer                                 60
                           ------------------
  Section 25.02.           Effects of Transfers                               61
                           --------------------

ARTICLE XXVI      PERMITTED FINANCING                                         61

  Section 26.01.           Financing During Term                              61
                           ---------------------
  Section 26.02.           Counterparts, Memorandum                           62
                           ------------------------

ARTICLE XXVII     MISCELLANEOUS                                               63

  Section 27.01.           Binding Effect: Successors and Assigns Survival    63
                           -----------------------------------------------
  Section 27.02            Quiet Enjoyment                                    63
                           ---------------
  Section 27.03            Notices                                            63
                           -------
  Section 27.04.           Severability                                       63
                           ------------
  Section 27.05.           Amendments, Complete Agreements                    64
                           -------------------------------
  Section 27.06.           Headings                                           64
                           --------
  Section 27.07.           Governing Law                                      64
                           -------------
  Section 27.08.           Estoppel Certificates                              65
                           ---------------------
  Section 27.09.           Easements                                          65
                           ---------
  Section 27.10.           No Joint Venture                                   66
                           ----------------
  Section 27.11.           No Accord and Satisfaction                         66
                           --------------------------
  Section 27.12.           No Merger                                          66
                           ---------
  Section 27.13            Lessor Bankruptcy                                  66
                           -----------------
  Section 27.14.           Naming and Signage of the Property                 66
                           ----------------------------------
  Section 27.15            Investments                                        67
                           -----------
  Section 27.16            Further Assurances                                 67
                           ------------------
  Section 27.17            Conveyance Expenses                                67
                           -------------------
  Section 27.18.           Independent Covenants                              67
                           ---------------------
  Section 27.19            Lessor Exculpation                                 67
                           ------------------
  Section 27.20.           Holding Over                                       68
                           ------------
  Section 27.21.           Survival                                           68
                           --------
  Section 27.22.           [INTENTIONALLY OMITTED]                            68

  Section 27.23.           Lease Subordinate                                  68
                           -----------------
  Section 27.24.           Intent of Parties; Security Interest               68
                           ------------------------------------
  Section 27.25.           Certain Rights of Agent                            69
                           -----------------------
  Section 27.26.           Counterparts, Memorandum                           70
                           ------------------------

  Section 27.27.           Confidentiality                                    70
                           ---------------

Appendix A        Definitions

                             SCHEDULES AND EXHIBITS


Schedule 3.01              Basic Rent Schedule
Schedule 8.05(d)           Certain Environment Action
Schedule 8.05(e)           Certain Engineering Action
Schedule 9.01(a)           Insurance Coverage
Schedule 12.01             Termination Values
Schedule 20.01(g)          Environmental Matters
Schedule 20.01(m)          Patent or Trademark Claims
Schedule 20.01(r)          Material Adverse Litigation
Exhibit A                  Form of Assignment and Assumption Agreement
Exhibit B                  Description of Land
Exhibit C                  Form of Estoppel Agreement
Exhibit D                  Form of Reaffirmation

     THIS LEASE AGREEMENT (this "Agreement") is made and entered into as of June 1, 2000, by and between FU/DG FULTON, LLC, a Delaware limited liability company, as Lessor ("Lessor"), having its principal place of business at One First Union Center TW-6, Charlotte, North Carolina 28288-0166, and DOLLAR GENERAL CORPORATION, a Tennessee corporation, as Lessee ("Lessee"), having its principal place of business at 100 Mission Ridge, Goodlettsville, Tennessee 37072.

RECITALS:

     A. Upon satisfaction of applicable conditions precedent, Lessor shall acquire the Property on the Closing Date; and

     B. Lessor desires to let and lease to Lessee, and Lessee desires to hire and lease from Lessor, the Property.

                                      TERMS

     NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

     Section 1.01. Definitions.
                   -----------

     The capitalized terms used herein and not otherwise defined shall have the meanings assigned thereto in Appendix A hereto for all purposes hereof.

                                   ARTICLE II

                                LEASE OF PROPERTY

     Section 2.01. Demise and Lease.
                   -----------------

     (a) Lessor demises on the Closing Date and leases the Property to Lessee, and Lessee does rent and lease the Property from Lessor, for the Interim Term, if any, and the Base Term and, subject to the exercise by Lessee of its renewal options as provided in Article V hereof, for the Renewal Terms.

     (b) Lessee may from time to time own or hold under lease or license from Persons other than Lessor furniture, equipment and personal property, including Lessee's Equipment and Personality, located on or about the Property, which shall not be subject to this Lease. Lessor shall from time to time, upon the reasonable request of Lessee, promptly acknowledge in writing to Lessee or other Persons that Lessor does not own or, except as provided in Article X, have any other right or interest in or to such furniture, equipment and personal property, including Lessee's Equipment and Personality, and Lessor hereby waives for itself and all other Persons claiming by or through Lessor any such right, title or interest in Lessee's Equipment and Personality.

                                   ARTICLE III

                                      RENT

     Section 3.01. Interim Rent and Base Rent.
                   ---------------------------

     In the event that the Rent Commencement Date shall be other than the first day of any calendar month, Lessee shall pay to Lessor on the last Business Day of the month in which Rent Commencement Date falls, arrears rent for the Interim Term equal to the amount set forth in Schedule 3.01 ("Interim Rent"). Lessee shall pay to Lessor Base Rent on each Rent Payment Date during the Base Term in the amount set forth in Schedule 3.01, and shall pay to Lessor Renewal Rent on each Rent Payment Date during any Renewal Term as prescribed by Article V. Each installment of Interim Rent, Base Rent and Renewal Rent is payable monthly in arrears.

     Section 3.02. Supplemental Rent.
                   ------------------

     Lessee shall pay to the Rent Account described in Section 3.03 below, or to such other Person as shall be entitled thereto in the manner contemplated herein, any and all Supplemental Rent as the same shall become due and payable. In the event of Lessee's failure to pay when due and payable any Supplemental Rent, Lessor or such other Person shall have all rights, powers and remedies provided for herein or by law or in equity or otherwise in the case of nonpayment of Rent, subject to the terms of the Intercreditor Agreement.

     Section 3.03. Method of Payment.
                   ------------------

     Interim Rent, Base Rent and Renewal Rent shall be paid in immediately available funds as of the relevant payment date to such account as Lessor or its assignee may from time to time designate (the "Rent Account") pursuant to written direction on at least ten (10) Business Days' prior written notice to Lessee. Lessee shall promptly pay Supplemental Rent to the Rent Account or to the party entitled thereto, and Lessee shall pay to such Rent Account or Lessor's assignee any Make-Whole Premium, which is due and payable under this Lease. Each such payment of Rent shall be made by Lessee by wire or other transfer of funds consisting of lawful currency of the United States of America which shall be immediately available no later than 4:00 PM (New York City time) at the place of receipt on the scheduled date when such payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made at such time on the immediately preceding Business Day, with the same force and effect as though made on such scheduled dates. If any payment of Base Rent or Supplemental Rent is received after 4:00 PM (New York City time) on the date when such rent is due, such rent shall be deemed received on the next succeeding Business Day.

     Section 3.04. Late Payment.
                   -------------

     If any payment of Base Rent is not paid on the due date of such payment, then Lessee shall pay interest thereon at the interest rate provided for in the Notes (whether or not such notes shall be cancelled); provided, that if such payment is not paid by the third (3rd) day of each calendar month, then for each day thereafter until such Base Rent is paid, interest shall accrue on the Base Rent due but unpaid at the Default Rate. If any payment of any Supplemental Rent payable to Lessor shall be delinquent, Lessee shall pay interest thereon from the date such payment became due and payable to the date of receipt thereof by Lessor at a rate per annum equal to the Default Rate. In addition, if any payment of Rent shall not be paid by the third (3rd) day of each calendar month, Lessee shall pay to the Person entitled thereto as a late charge and as Supplemental Rent an amount equal to four percent (4%) of the unpaid Rent actually due and payable thereon. Lessee acknowledges its responsibility to pay interest and late charges and penalties owed to any third party by reason of Lessee's failure to pay when due Interim Rent, Base Rent, Renewal Rent or Supplemental Rent owed to such party.

     Section 3.05. Net Lease, No Setoff, Etc.
                   --------------------------

     This Lease is a net lease and it is agreed and intended that Interim Rent, Base Rent, Renewal Rent, Supplemental Rent and any other amounts payable hereunder by Lessee shall be paid without notice, demand, counterclaim, setoff, deduction or defense and without abatement, suspension, deferment, diminution or reduction and that Lessee's obligation to pay all such amounts, throughout the Interim Term, the Base Term and all applicable Renewal Terms is absolute and unconditional. The obligations and liabilities of Lessee hereunder shall in no way be released, discharged or otherwise affected for any reason, including without limitation:
     (a) any defect in the condition, merchantability, design, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Applicable Laws, including any inability to occupy or use the Property by reason of such noncompliance; (b) any damage to, removal, abandonment, salvage, loss, condemnation, theft, scrapping or destruction of or any requisition or taking of the Property or any part thereof, or any environmental conditions on the Property or any property in the vicinity of the Property; (c) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (d) any defect in title to or rights to the Property or any Lien on such title or rights to the Property; (e) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by any Person; (f) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to Lessee or any other Person, or any action taken with respect to this Lease by any trustee or receiver of Lessee or any other Person, or by any court, in any such proceeding;
(g) any right or claim that Lessee has or might have against any Person or any vendor, manufacturer, contractor of or for the Property; (h) any failure on the part of Lessor or any other Person to perform or comply with any of the terms of this Lease, any other Operative Document or of any other agreement; (i) any invalidity, unenforceability, rejection or disaffirmance of this Lease by operation of law or otherwise against or by Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (j) the impossibility of performance by Lessee, Lessor, any other Person or all of them;
(k) subject to Applicable Law, any action by any court, administrative agency or other Governmental Authority; (l) any interference, interruption or cessation in the use, possession or quiet enjoyment of the Property; or (m) any other occurrence whatsoever, whether similar or dissimilar to the foregoing, whether foreseeable or unforeseeable, and whether or not Lessee shall have notice or knowledge of any of the foregoing. Unless the Lease is earlier terminated in accordance with its terms, this Lease shall be noncancellable by Lessee for any reason whatsoever and, Lessee, to the extent now or hereafter permitted by Applicable Laws, waives all rights now or hereafter conferred by Applicable Law to quit, terminate or surrender this Lease or to any diminution, abatement or reduction of Rent payable hereunder. Under no circumstances or conditions shall Lessor or any Person other than Lessee be expected or required to make any payment of any kind hereunder or have any obligations hereunder with respect to the use, possession, control, maintenance, alteration, rebuilding, replacing, repair, restoration or operation of all or any part of the Property, so long as the Property or any part thereof is subject to this Lease, and Lessee expressly waives the right to perform any such action at the expense of Lessor or any other Person pursuant to any law.

     Section 3.06. Minimum Rent.
                   -------------

     Anything contained in this Lease or any other Operative Document to the contrary notwithstanding, payments of Interim Rent and Base Rent shall be required to be paid at times and in amounts at least sufficient to pay in full any payments required to be made in respect of (i) principal (other than any balloon or accelerated payment) and interest arising under the Debt Documents, and (ii) Head Lease Fixed Rate Interim Rent, Head Lease Base Rent and Head Lease Fixed Rate Renewal Rent under the Head Lease. Further, each payment of Termination Value or other amount due on or with respect to a termination of the Lease upon a Casualty or Condemnation shall be payable at such time and in such amount that is at least sufficient to pay in full as of the date such payment is due, the aggregate unpaid principal under the Debt Documents, together with all unpaid interest thereon accrued through the date on which such payment is made, and any Termination Value under the Head Lease (or other amount computed in reference to Termination Value or payable in respect of a Casualty or Condemnation or other termination of the Head Lease), together with any accrued but unpaid Head Lease Interim Rent, Head Lease Base Rent and Head Lease Fixed Rate Renewal Rent. Lessee acknowledges that an amount equal to the Make-Whole Premium shall be required to be paid by it in connection with the repayment of the Indebtedness after the occurrence of a Lease Event of Default.

                                   ARTICLE IV

                             RIGHT OF FIRST REFUSAL

     Section 4.01. Right of First Refusal.
                   -----------------------

     (a) Provided that no Lease Event of Default exists and no Lease Default has occurred and is continuing, if Lessor should at any time during the Term receive a bona fide offer to purchase the Lessor Property (the "Refusal Offer") from a third party and Lessor desires to accept such offer, Lessor shall deliver to Lessee a written notice (the "Acquisition Notice") setting forth the name of the prospective purchaser and the terms and conditions of such Refusal Offer.

     (b) Lessee shall have twenty (20) days from receipt of the Refusal Offer to elect to acquire the Lessor Property pursuant to the terms and conditions of such Refusal Offer (the "Right of First Refusal") by delivering written notice thereof to Lessor. Delivery of such written notice shall obligate Lessee to purchase the Lessor Property on the date which is sixty (60) days after receipt of the Refusal Offer (or any earlier date requested by Lessee and acceptable to Lessor) and on the terms and conditions set forth in the Refusal Offer. If Lessee elects (or is required under the Refusal Offer) to purchase the Lessor Property subject to the lien of the Mortgage, Lessee shall be obligated to comply with the applicable provisions of the Debt Documents and in all events Lessee recognizes that the Right of First Refusal is subject to the terms of the Debt Documents and Head Lease. In the event Lessee shall not elect to exercise its Right of First Refusal, fails to timely deliver notice within the twenty
(20) day period or a Lease Event of Default exists or Lease Default shall have occurred and be continuing at the date of exercise or at any time thereafter and prior to the conveyance of the Lessor Property, Lessee shall conclusively be deemed to have waived its Right of First Refusal as to the transaction described in the Refusal Offer in question and Lessor may thereupon proceed to sell the Lessor Property on the terms and conditions and to the party specified in the Refusal Offer in question. The Right of First Refusal shall be applicable to any future sales, and this Lease shall remain in full force and effect. Modifications may be made in the offer outlined in the Refusal Offer without the necessity of resubmitting the offer to Lessee; provided, that the purchase price is not reduced, the payment terms are not changed, and that the Closing Date is not extended for a period in excess of one hundred eighty (180) days.

     Section 4.02. Non-Applicability of Section 4.01.
                   ----------------------------------

     (a) Section 4.01 shall not apply to a sale, transfer, conveyance, assignment or other disposition to the purchaser at a foreclosure sale in connection with the foreclosure, or to any transferee in connection with a deed in lieu of foreclosure of the related Mortgage or with respect to any sale, transfer, conveyance, assignment or disposition which occurs during the existence of a Lease Event of Default.

     (b) Notwithstanding anything herein to the contrary, the Right of First Refusal shall not be applicable if the Lessee has failed to timely exercise each option to extend the Term for each Renewal Term elected.

     (c) This Article IV shall not be construed as applying to any Refinancing or reducing or modifying in any way the restrictions on transfer set forth in
Article XIII or otherwise in any Operative Document.

     (d) Any purchase of the Lessor Property under this Article IV will be subject to the terms and provisions of the other Operative Documents.

     Section 4.03. Miscellaneous.
                   --------------

     (a) If Lessee is the purchaser under this Article IV, then (and notwithstanding any terms of a bona tide offer to purchase received by Lessor) such purchase shall be on an "as is, where is" basis without any representations or warranties (other than against Lessor's Liens arising under the Lessor) and the Lessee shall and hereby agrees to release, indemnify and hold harmless the Lessor and each other Indemnity from and against any and all claims arising from or related to the condition of the Property, including, but not limited to, claims arising under Environmental Laws.

     (b) Lessee's failure to elect to purchase the Lessor Property shall under no circumstances constitute a waiver on the part of Lessee to exercise its rights under this Article IV, with respect to any subsequent sale, transfer, conveyance, assignment or other disposition of the Lessor Property.

                                    ARTICLE V

                                 RENEWAL OPTIONS

     Section 5.01. Renewal Options.
                   ----------------

     (a) Lessor hereby grants to Lessee the option to extend the term of this Lease for the following periods (each, a "Renewal Term"):

     (i) for a period of five (5) years commencing on the date that is the day after the expiration of the Base Term and ending on the fifth (5th) anniversary of the expiration of the Base Term (the "First Renewal Term"); and

     (ii) for five (5) successive terms of five (5) years each (each, an "Additional Renewal Term"), with each such Additional Renewal Term commencing on the date that is the day after the expiration of the preceding Renewal Term.

     (b) In order to exercise its option to extend this Lease for any Renewal Term, the following procedure shall be followed:

          (i) Lessee shall give Lessor irrevocable written notice of its intent to exercise its option to extend the term of this Lease not less than twelve (12) months prior to the expiration of the Base Term or nine (9) months prior to the expiration of any then current Renewal Term, as the case may be (the "Intent to Renew Date"), time being of the essence.

          (ii) The monthly Renewal Rent (the "Renewal Rent") payable for each Renewal Term shall be equal to Fair Market Rental Value.

     (c) The right of Lessee to extend the term of this Lease for any Renewal Term is contingent upon there not being any Lease Default or Lease Event of Default in existence on the date of Lessee's exercise of such right.

     Section 5.02. Lease Provisions Applicable During Renewal.
                   -------------------------------------------

     All the provisions of this Lease shall be applicable during each Renewal Term, except the number of Renewal Terms shall be correspondingly reduced.

                                   ARTICLE VI

           LESSEE'S ACCEPTANCE OF PROPERTY, ENFORCEMENT OF WARRANTIES

     Section 6.01. Waivers.
                   -------

     The Property is demised and let by Lessor "AS IS" in its present condition, subject to (a) the rights of any parties in possession thereof, (b) the state of the title thereto existing at the time of the commencement of the Lease Term (other than defects in, or exceptions to, title, if any, created by Lessor not otherwise arising from or contemplated by the Operative Documents), (c) any state of facts which an accurate survey or physical inspection might show, (d) all Applicable Laws, (e) any violations of Applicable Laws which may exist at the commencement of the Lease Term and (f) the presence of any Hazardous Materials at, on or under the Property or at, on or under any property in the vicinity of the Property. Lessee currently occupies the Property and acknowledges the same to be satisfactory. NO PARTICIPANT HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE VALUE, HABITABILITY, COMPLIANCE WITH ANY PLANS AND SPECIFICATIONS, CONDITION, DESIGN, OPERATION, LOCATION, USE, DURABILITY, MERCHANTABILITY, CONDITION OF TITLE, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF) FOR ANY PARTICULAR PURPOSE, OR ANY OTHER REPRESENTATION OR WARRANTY WHATSOEVER, EXPRESS OR IMPLIED. WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NO PARTICIPANT OR ANY AFFILIATE SHALL BE LIABLE FOR ANY LATENT, HIDDEN OR PATENT DEFECT THEREIN OR FOR THE FAILURE OF THE PROPERTY TO BE CONSTRUCTED IN ACCORDANCE WITH ANY PLANS AND SPECIFICATIONS THEREFOR, FOR THE COMPLIANCE OF THE PLANS AND SPECIFICATIONS FOR THE PROPERTY WITH APPLICABLE LAWS, FOR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO OTHERWISE COMPLY WITH ANY APPLICABLE LAWS OR FOR ANY OTHER MATTER RELATING TO OR ARISING OUT OF THE PROPERTY OR UNDER THE OPERATIVE DOCUMENTS. It is acknowledged that Lessee (or an Affiliate of Lessee) and others have occupied the Property as tenant or owner immediately prior to entering into this Lease and that Lessee has inspected the Property, is satisfied with the results of its inspections of the Property and is entering into this Lease solely on the basis of the results of its own inspections and all risks incident to the matters discussed in the preceding sentence. The provisions of this Article VI have been negotiated, and the foregoing provisions are intended to be a complete exclusion and negation of any representations or warranties by any Participant or any Affiliate thereof, express or implied, with respect to the Property, that may arise pursuant to any law now or hereafter in effect, or otherwise and specifically negating any warranties under the Uniform Commercial Code.

     Section 6.02. Lessee's Right to Enforce Warranties.
                   -------------------------------------

     (a) Subject to Section 6.02(b) below, Lessor hereby assigns and sets over to Lessee, and Lessee hereby accepts the assignment of all of Lessor's right, title and interest, and estate in, to and under, any and all warranties and other claims ("Warranties") against dealers, manufacturers, vendors, contractors and subcontractors relating to the construction, manufacture, sale, use, operation or maintenance of the Property or any portion thereof now existing or hereafter acquired (excluding from such assignment any such warranties and claims which by their terms are not assignable without loss of some or all of the benefits of such warranties or claims or require the consent of any Person where such consent has not be obtained); provided, however, that no assignor shall have no obligations under, or liabilities with respect to, any such warranties and claims. To the extent that any Warranties are not hereby assigned to Lessee, Lessor, at the risk, cost and expense of Lessee, agrees to cooperate with Lessee and act at the reasonable direction of Lessee to administer and prosecute any claim arising from or in connection with any Warranty.

     (b) Unless Lease Event of Default exists or a Lease Default shall have occurred and be continuing, Lessor authorizes Lessee (directly or through agents) at Lessee's expense to, and Lessee shall, assert diligently for the benefit of Lessor (or other assignor or owner), during the Lease Term, Lessor's rights (or such other assignor or owner) (if any) under any applicable Warranty and any other claim that Lessee or Lessor (or such other assignor or owner) may have against any dealer, vendor, manufacturer, contractor or subcontractor with respect to the Property or any portion thereof

     (c) Unless a Lease Event of Default exists or a Lease Default shall have occurred and be continuing, Lessor agrees, at Lessee's risk and expense, to cooperate with Lessee and take all reasonable action necessary as specifically requested by Lessee to enable Lessee to enforce all of Lessor's rights (if any) under this Section 6.02.

                                   ARTICLE VII
                                      LIENS

     Section 7.01. Liens.
                   -----

     Lessee shall not directly or indirectly create, incur, assume or suffer to exist any Lien on or with respect to (i) any and all of the Property, title thereto or any interest therein, (ii) this Lease or the leasehold interest created hereby, (iii) Rent, title thereto or any interest therein or (iv) the rentals payable with respect to the subletting of the Property, except Permitted Liens and Permitted Encumbrances. Lessee shall promptly, but not later than thirty (30) days after Lessee has Actual Knowledge of the occurrence thereof, at its own expense, take such action as may be necessary duly to discharge or eliminate or bond in a manner reasonably satisfactory to Lessor any such Lien (other than Permitted Liens and Permitted Encumbrances).

     NOTHING CONTAINED IN THIS LEASE SHALL BE CONSTRUED AS CONSTITUTING THE CONSENT OR REQUEST OF LESSOR OR ANY AFFILIATE THEREOF, EXPRESS OR IMPLIED, TO OR FOR THE PERFORMANCE BY ANY CONTRACTOR, LABORER, MATERIALMAN OR VENDOR OF ANY LABOR OR SERVICES OR FOR THE FURNISHING OF ANY MATERIALS FOR ANY CONSTRUCTION, ALTERATION, ADDITION, REPAIR OR DEMOLITION OF OR TO THE PROPERTY OR ANY PART THEREOF, WHICH WOULD RESULT IN ANY LIABILITY OF ANY SUCH PERSON FOR PAYMENT THEREFOR. NOTICE IS HEREBY GIVEN THAT NO PARTICIPANT OR ANY AFFILIATE WILL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO LESSEE,OR TO ANYONE HOLDING AN INTEREST IN THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER LESSEE, AND THAT NO MECHANICS OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF ANY PARTICIPANT OR ANY AFFILIATE THEREOF IN AND TO THE PROPERTY.

                                  ARTICLE VIII

                                 USE AND REPAIR
     Section 8.01. Use.
                   ----

     The Property and each portion thereof is intended to be used as a distribution center in connection with the ordinary and customary operations of Lessee and shall not (i) be used in a discriminatory manner taking into account other properties owned, leased or operated by Lessee, (ii) be used in a manner that would cause the Property or the Equipment to be "tax-exempt use property" within the meaning of Section 168(h) of the Code or "tax-exempt bond financed property" within the meaning of Section 168(g)(5) of the Code, (iii) be used in a manner that would constitute a nuisance or cause or increase the risk of causing any environmental liability with respect thereto, (iv) be used in a manner that would invalidate any Warranty on or with respect to the Property or any portion thereof or any insurance policy maintained or required to be maintained on or in respect of the Property, (v) be used in a manner that would violate any Applicable Laws, (vi) be used for the mining for removal of any oil, gas, minerals or dirt or (vii) other than in the ordinary course of the business of Lessee be used in a manner that involves the storage, handling or disposing of Hazardous Materials (provided that all such storage, handling or disposing shall comply with Environmental Laws). In the event that Lessee desires to change the use of the Property or any portion thereof other than as a distribution center in connection with its ordinary and customary operations, Lessee shall provide notice to Lessor of the intended use, which use shall comply with clauses (ii) through (vii) above. In addition, the Property shall not be used in connection with manufacturing activities other than light assembly, and any change of use shall not increase the level at which Hazardous Materials are used on the Property, increase the risks that the Property or any Indemnity shall be subjected to any environmental or other Claim or that any Hazardous Material will be released or discharged at or from the Property or that Remedial Action will be required with respect to any portion of the Property. Further, any change in use with respect to the Facility shall not result in structural alterations or modifications to the Property or any portion thereof or impair the utility, remaining useful life or current or residual value of the Property or any portion thereof

     Section 8.02. Maintenance.
                   ------------

     Lessee, at its own expense, shall at all times, (i) maintain the Property and each portion thereof in good condition and repair, in at least the condition as existed on the Closing Date, ordinary wear and tear excepted, (ii) maintain the Property and each portion thereof on a nondiscriminatory basis taking into account other properties owned, leased or operated by Lessee, (iii) maintain the Property and each portion thereof in accordance with the requirements of all of the other Operative Documents, applicable Warranties and all insurance policies relating to the Property maintained with respect to the Property or required to be maintained hereunder and in compliance with Applicable Laws, (iv) make repairs, improvements, replacements (of parts, equipment, components, fixtures and improvements) and alterations to the Property as may be required by Applicable Laws and as necessary to keep the same in the condition required by the preceding clauses (i) through (iii), whether interior or exterior or relating to parking areas, road access or otherwise, structural or non-structural, ordinary or extraordinary, foreseen or unforeseen and regardless of whether such expenditures would constitute expenses under GAAP if made by the owner of the Property. Without limitation of the foregoing and subject to
Article XII, Lessee shall replace any Equipment that has become lost, stolen, destroyed, worn out or otherwise not usable in accordance with its intended purposes in the same manner as such Equipment is available for use on the Closing Date. Except to the extent replaced in accordance with the maintenance and other obligations of the Lessee hereunder, no portion of the Equipment shall be removed from the Property.

     Section 8.03. Alterations.
                   ------------

     (a) Provided that no Lease Event of Default has occurred and is continuing, at any time and from time to time, Lessee, at its sole cost and expense (1) may make non-structural and structural Alterations to the Property, without any notice or consent; and (2) shall make structural or non-structural Alterations required by Applicable Law; provided that notice thereof shall be provided to the Lessor if the estimated cost of any Alteration exceeds $500,000.00; provided further that no elective Alteration shall (i) impair the utility, remaining useful life or current or residual fair market value of the Property or any portion thereof, in each case assuming that the Improvements are then being operated and maintained in accordance with this Article VIII, (ii) cause the Property or any portion thereof to be characterized as "limited use property" (as described in Section 4.09 of Revenue Procedure 75-28 or Revenue Procedure 76-30), (iii) result in the removal of any built-in equipment or fixtures currently on the Property (unless such equipment or fixtures are replaced with similar equipment and fixtures) or any parts on or attached to the Equipment (unless such parts are replaced with similar or improved parts), (iv) reduce the square feet of the Improvements on the Property, or (v) increase in any material respect the risk of liability to the Lessor or any Indemnity under any Environmental Laws, other Applicable Laws or otherwise.

     (b)  Every   Alteration  shall  comply  with  the  following  terms  (which compliance shall be at Lessee's sole cost and expense): (i) to the extent costing more than $500,000.00 the Alteration shall be made under the supervision of a certified architect or civil engineer who shall be licensed in the appropriate jurisdiction, (ii) the structural integrity of the existing Improvements will not be impaired and the value, utility and remaining useful life of the Equipment will not be adversely affected, (iii) Lessee shall obtain any licenses or permits required, copies of which shall be delivered to Lessor upon written request, (iv) such Alterations will not encroach upon any adjacent premises unless appropriate easements and consents shall have been obtained and, to the extent necessary or prudent filed in all appropriate land records or other recording offices. In connection with any Alteration, Lessee shall perform and complete all work in a good and workmanlike manner in compliance with Applicable Laws without the imposition of any Liens, assessments or encumbrances other than Permitted Liens or Permitted Encumbrances. Lessee shall either (i) maintain or cause to be maintained at all times during construction (x) builder's risk insurance naming Agent as the named insured and (y) commercial general liability insurance required under this Lease naming each Indemnity as additional insureds or (ii) self insure the risks otherwise insured by the policies required hereunder, which self insurance shall be subject to, and available only upon satisfaction of, the provisions of Section 9.01(b).

     Section 8.04. Title to Alterations.
                   ---------------------

     Title to Alterations shall without further act vest in Lessor (except to the extent replacing or becoming a part of the Equipment, in which case title to such Alterations shall vest in the Head Lessor) and shall be deemed to constitute a part of the Property and be subject to this Lease in the following cases:

     (a) such Alteration shall be in replacement of or in substitution for a portion of the Improvements or other Property as of the date hereof,

     (b) such  Alteration  shall be required to be made pursuant to the terms of
Section 8.02; or

     (c) such Alteration shall be Nonseverable.

     Lessee shall, at Lessor's request and at Lessee's sole cost and expense, execute and deliver any deeds, bills of sale or assignments reasonably requested by Lessor to evidence the vesting of title in and to such Alterations in Lessor (or Head Lessor to the extent relating to the Equipment). If an Alteration is not within any of the categories set forth in Section 8.04(a) through Section 8.04(c), then title to such Alteration shall vest in Lessee and may be removed by Lessee to the extent permitted in accordance with Article X hereof. All Alterations to which title shall vest in Lessee as aforesaid, and all Lessee's Equipment and Personality, so long as removal thereof shall not result in the violation of any Applicable Laws or this Lease, may be removed at any time by Lessee; provided that Lessee shall, at its expense, repair any damage to the Property caused by the removal of such Alteration or Lessee's Equipment and Personality and shall restore the Property to substantially the same condition as existed prior to such Alteration being made. Lessee shall provide "AS-BUILT" plans and a new survey (meeting the requirements of the original survey) for any Alterations costing in excess of $2,000,000 determined on an aggregate basis. Once such $2,000,000 aggregate threshold has been met, Lessee shall be required to provide "AS-BUILT" plans and a new survey on each other occasion where additional Alterations in the aggregate exceed $2,000,000.

     Section 8.05. Compliance with Law:  Environmental  Compliance:  Engineering
                   Matters.
                   -------------------------------------------------------------

     (a) Lessee, at Lessee's expense, shall comply in all material respects at all times with all Applicable Laws, including Environmental Laws, shall conduct its operations on the Property in accordance in all material respects with Applicable Laws and shall cause all of its activities on the Property, and use reasonable efforts to cause all of its activities about the Property, to comply in all material respects with Applicable Laws. Such compliance includes, without limitation, Lessee's obligation, at its expense, to take Remedial Action when required by Applicable Laws (in accordance with Applicable Law and this Lease) whether such requirement is now or hereafter existing. In the event that Lessee is required or elects to enter into any plan relating to a material remediation of the Property with respect to any Environment Laws, Lessee shall on a quarterly basis (or more frequently if reasonably requested by Lessor) apprise Lessor of the status of such remediation plan and provide copies of all material correspondence, plans, proposals, contracts and other documents relating to such action and plan or proposed plan.

     (b) Lessee shall notify Lessor within ten (10) days if (i) Lessee becomes aware of the presence of any Hazardous Material at, on, under, emanating from, or migrating to, the Property in any quantity or manner, which could reasonably be expected to violate in any material respect any Environmental Law or give rise to any liability or the obligation on the part of the Lessee or Lessor to take Remedial Action or other obligations under any Environmental Law, or (ii) Lessee receives any notice, claim, demand or other communication from a Governmental Authority or a third party regarding the presence of any Hazardous Material at, on, under, within, emanating from or migrating to the Property which could reasonably be expected to violate any Environmental Law or give rise to any liability or to remediation or other obligations under any Environmental Law. If any event described in this sub clause (b) requires Remedial Action, the provisions set forth in sub clause (e) below will apply mutatis mutandis.

     (c) (i) In the event there exists any site condition, circumstance, activity, practice, incident, action or plan, whether ongoing or in the past, and that is reasonably likely to result in: (a) a current or future violation of or liability under any Environmental Law, or (b) the presence, on or after the date hereof, of any Hazardous Material that requires Remedial Action at, on, under, in connection with, or which is migrating from, the Property ("Areas of Environmental Concern"), then Lessee, at its sole cost and expense, shall, as soon as reasonably practicable, but in any event within six months of the identification of such Area of Environmental Concern, or such later date as may be required by the applicable governmental agency or agencies, develop and finalize a work plan prepared by an Approved Environmental Consultant which sets forth all Remedial Action to be undertaken in connection with each Area of Environmental Concern identified at or relating to the Property (the "Plan"), and shall provide such Plan to Lessor. Lessor shall have the right to review and comment on such Plan prior to submission of the Plan to the applicable governmental agency or agencies. Lessee shall promptly perform, or cause to be performed on its behalf, all Remedial Action required under the Plan or otherwise necessary under the terms of this Lease to obtain Final Governmental Approval (as hereinafter defined) and shall diligently pursue such Remedial Action to completion, in accordance with the requirements of any Environmental Law or applicable governmental agency. Lessee shall on a quarterly basis (or more often if reasonably requested) apprise Lessor of the status of such Plan, and provide copies of all material correspondence, drafts of such Plan, agreements, documents, notices and other documentation existing with respect to the Plan and/or Area of Environmental Concern. In addition to the requirements in subparagraphs (a) and (b) above, and in connection with any actions undertaken pursuant to this Agreement, Lessee shall in all material respects at all times comply with all applicable Environmental Laws and with all other applicable federal, state and local laws and shall use an Approved Environmental Consultant to perform any Remedial Action.

          (ii) Within thirty (30) days prior to the date that Remedial Action shall be required to be completed with respect to any Area of Environmental Concern (the "Required Remedial Action Date"), Lessee shall request and when obtained submit to Lessor written confirmation from the applicable governmental agency that no further Remedial Action is required to be taken ("Final Governmental Approval").

          (iii) In the event that Final Governmental Approval is not received by Lessor by the Required Remedial Action Date, Lessee shall provide Lessor, within thirty (30) days after the Required Remedial Action Date, with a bond, letter of credit or similar financial assurance, in each case satisfactory to the Lessor that sufficient funds are available to pay for the completion of any remaining Remedial Action required of Lessee and to obtain receipt of Final Governmental Approval; provided, however, so long as Lessee maintains at least an Investment Grade rating and acknowledges to Lessor its intent to complete such Remedial Action, no bond, letter of credit or similar financial assurance shall be required. Lessee covenants to notify the Lessor in the event that Lessee does not have at least an Investment Grade rating.

     (d) Based upon the initial Environmental Reports required to be delivered to Lessor with respect to the Property, the Lessee shall be required to perform the acts set forth on Schedule 8.05(d) hereof. All such acts shall be required to be performed within six (6) months of the Closing Date, and upon completion of such acts, Lessee shall provide prompt notice to Lessor.

     (e) Engineering reports prepared on behalf of Lessor with respect to the Real Property evidenced certain defects and matters to be corrected as set forth on Schedule 8.05(e). Lessee shall proceed with reasonable diligence to perform the tasks and correct the matters described in Schedule 8.05(e) in a good and workmanlike manner and otherwise so as to comply with the terms of the Lease; provided, that such tasks shall be performed and matters corrected as aforesaid in any event by the date that is six (6) months from the Closing Date.

     Section 8.06. Payment of Impositions.
                   -----------------------

     Lessee, in accordance with Section 19.02, shall pay or cause to be paid all Impositions before any fine, penalty, premium, further interest or cost may be assessed or added for nonpayment, such payments to be made directly to the taxing authorities where feasible. If requested, Lessee shall deliver, to Lessor copies of receipts, canceled checks or other documentation reasonably satisfactory, to Lessor evidencing payment of Impositions and Lessee agrees to maintain in its records evidence of payment of real estate, personal property and other ad valorem taxes for a period of no less than eight (8) years. If any such Imposition may, at the option of the taxpayer, lawfully be paid in installments (regardless of whether interest shall accrue on the unpaid balance of such Imposition), Lessee may exercise the option to pay the same in installments; provided, however, upon return of the Property or any portion thereof under the terms of this Lease, Lessee shall pay any accrued but unpaid Impositions on the Property (together with accrued interest, if any) or such portion thereof that is being returned and shall pay all unpaid installments (together with accrued interest, if any) whether or not due. If a Lease Event of Default exists or a Lease Default shall have occurred and be continuing, Lessee shall pay to the Lessor, in monthly installments in amounts equal to the Impositions (or estimated to equal such Impositions) (together with accrued interest, if any) to be held and applied by the Lessor, including on such initial payment date such additional amount as shall be necessary to assure that together with the upcoming months' installment, the full amount of each Imposition (together with accrued interest, if any) shall have been received by Lessor prior to the due date of such Imposition. Lessee shall have the right to contest any Imposition, subject to the following: (i) such contest shall be at its sole cost, risk and expense, (ii) if the Imposition being contested is in the amount of $500,000.00 or more, Lessee shall provide notice to Lessor within ten (10) days of such Imposition and contest and the grounds thereof, (iii) such contest shall be by appropriate legal proceedings conducted in good faith and with due diligence, (iv) such contest will operate to suspend the collection of, or other realization upon, such Imposition, from any Property or other interest of Lessor or any assignee, or from any Rent (or otherwise affect Lessee's obligation to pay, and Lessor's right to receive, Rent), (v) such contest will not adversely affect the Agent's Lien on any Property, the Head Lessor's rights under the Head Lease or with respect to the Equipment or Lessor's right to any Property, (vi) such contest will not interfere with the possession, use or occupancy or sale of any Property, (vii) such contest will not subject any indemnity to any civil or criminal liability or require the disclosure of Confidential Information of such Indemnity except upon terms and conditions acceptable to such Indemnity, and (viii) Lessee shall not postpone the payment of any Imposition for such length of time as shall permit the Property to become subject to a Lien created by such item being contested that is prior to the Lien securing the Indebtedness or any rights of Head Lessor in connection with the Equipment. Lessee shall pay any Imposition (and related costs) promptly after foregoing any contest or after receipt of a final adverse judgment, or after notice from Lessor that such contest is not being performed in accordance with the terms hereof.

     Section 8.07. Adjustment of Impositions.
                   --------------------------

     Impositions with respect to the Property for a billing period during which Lessee's obligation to indemnify Lessor pursuant to this Lease expires or terminates as to the Property shall be adjusted and prorated on a daily basis between Lessor and Lessee, whether or not such Imposition is imposed before or after such expiration or termination, and Lessee's obligation to pay its pro rata share thereof shall survive such expiration or termination; provided, that Lessee shall be required to pay any Impositions (together with accrued interest, if any) which it has elected to or has been permitted to pay in installments, until the due date of such installments.

     Section 8.08. Utility Charges.
                   ----------------

     Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer services and all other utilities used in or on the Property prior to and during the Lease Term, and such obligation on the part of Lessee shall survive the expiration or earlier termination of this Lease until all such outstanding balances for services rendered prior to or during the term of this Lease have been paid. Lessee shall have the right to select such service providers for the Property.

                                   ARTICLE IX

                                    INSURANCE

     Section 9.01. Coverage.
                   ---------

     (a) Lessee shall maintain insurance and insure the Property and the operations and liabilities related thereto at least to the same standards as applicable to comparable properties owned, operated or leased by it in accordance with prudent practice. Without limiting the foregoing, subject to
Section 9.01(b), Lessee shall maintain minimum insurance of the types, in the amounts and meeting the requirements set forth on Schedule 9.01(a) attached hereto and made a part hereof. Lessee represents that Schedule 9.01(a) sets forth the insurance maintained by Lessee as of the Closing Date, including self-insurance and deductible amounts, and that such insurance is in full force and effect as of the Closing Date.

     (b) Subject to the approval of Lessor on the Rent Commencement Date, so long as (i) no Lease Event of Default exists or Lease Default has occurred and is continuing, (ii) Lessee's Adjusted Net Worth equals Two Hundred Million Dollars ($200,000,000.00) or more and (iii) the long term senior unsecured debt of Lessee, if then rated, does not have a rating of less than Investment Grade and (iv) Lessee meets the self-insurance requirements of the NAIC for a "Bond Lease Credit Tenant Loan" on a continuing basis, Lessee shall be entitled to self-insure and/or have deductible amounts as it may elect (the "Self-Insurance Amount") against any and all risks it would otherwise be required to insure against under Section 9.01(a). Notwithstanding the foregoing, in the event that the Agent shall have determined that there has occurred a material adverse change in the credit quality of Lessee or a significant economic downturn in Lessee's particular industry, or the Agent otherwise determines in its reasonable discretion and based on quantitative criteria that the Self-Insurance Amount exceeds industry standards or an acceptable level as reasonably determined by the Holders, then the Agent shall provide notice to the Lessee setting forth the revised Self-Insurance Deductible Amount, specifying the reason or reasons for the downward adjustment to the Self-Insurance Amount and specifying any additional insurance required to be obtained by the Lessee hereunder. From the date of such notice, the Lessee shall have thirty (30) days in which to arrange for the insurance coverage to be obtained by the Lessee as required by Lessor, such insurance to be on the terms and conditions otherwise set forth where the Lessee's self-insurance right is not available or is not needed. Notwithstanding the fact that Lessee may at any time be permitted to self-insure pursuant to this Section 9.01(b), to the extent that (i) Lessee maintains a policy or policies of commercial general liability insurance with respect to the Property, Lessee shall cause each Indemnity to be named as an additional insured on such policy or policies and (ii) Lessee maintains a policy or policies of property insurance with respect to the Property, Lessee shall cause Agent (so long as any obligation under the Debt Documents remains to be satisfied) and, thereafter, Lessor to be named as a named insured on such policy or policies to the extent of their interests. So long as no Lease Default or Lease Event of Default exists, any loss payable under insurance policies maintained in respect of damage to the Property shall be paid to Lessee for losses less than $500,000.

     (c) Nothing in this Article IX shall prohibit the Lessee from maintaining at its expense insurance on or with respect to the Property, naming the Lessee as insured and/or loss payee for an amount greater than the insurance required to be maintained under this Section 9.01, unless such insurance would conflict with or otherwise limit the availability of or coverage afforded by insurance required to be maintained under Section 9.01. Nothing in this Section 9.01 shall prohibit the Lessor from maintaining at its expense other insurance on or with respect to the Property or the operation, use and occupancy of the Property, naming the Lessor as insured and/or payee, unless such insurance would conflict with, cause the Lessor to be a coinsurer or otherwise limit or adversely affect the ability to obtain, or the cost of, the insurance required to be maintained under Section 9.01.

     (d) Copies of policies required to be maintained under Schedule 9.01 (or certificates thereof indicating compliance with the provisions of this Article
IX) shall be delivered to Lessor on each anniversary of the Closing Date and, in any event, thirty (30) days prior to the expiration of the applicable policy.

     (e) Irrespective of the cause thereof, no Participant or any Affiliate of the foregoing shall be liable for any loss or damage to any buildings or other portion of the Property resulting from fire, explosion or any other casualty or event or circumstance. In the event of Lessee's failure to obtain or maintain the insurance called for under this Lease, Lessor shall have the right, together with Lessor's remedies set forth herein, to obtain the policies of insurance required under this Lease and to bill Lessee for the premium payments therefore, together with interest at the Default Rate, in each case as Supplemental Rent. No Person other than Lessee shall have any obligation to maintain insurance of any nature or type whatsoever.

     (f) If the Property is in an area designated as a "flood prone" area pursuant to the Flood Disaster Protection Act of 1973, or any amendments or supplements thereto or is in a zone designated A or V, then Lessee shall comply with the National Flood Insurance Program as set forth in the Flood Disaster Protection Act of 1973. In addition, Lessee will fully comply with the requirements of the National Flood Insurance Act of 1968 and the Flood Disaster Protection Act of 1973, as each may be amended from time to time, and with any other Applicable Law concerning flood insurance to the extent it applies to the Property or any portion thereof

                                    ARTICLE X

                          RETURN OF PROPERTY TO LESSOR

     Section 10.01. Return of Property to Lessor.
                    -----------------------------

     Lessee shall, upon the expiration or termination of this Lease, and at its own expense, return the Property and each portion thereof, including without limitation the Equipment, to Lessor by surrendering the same into the possession of Lessor:

     (a) free and clear of all Liens, except that Lessee shall have no responsibility or liability in respect of (i) Lessor Liens, (ii) any Lien created by the Debt Documents and (iii) any Lien created by the Head Lease; and

     (b) in compliance with all Applicable Laws and in compliance with the maintenance conditions required by this Lease. All Alterations and Lessee's Equipment and Personality not removed by Lessee by the last day of the Lease Term (but in the event of a termination other than upon the expiration of the Base Term or any Renewal Term, within thirty (30) days after said termination of this Lease), other than those Alterations as to which title shall vest in Lessor pursuant to Section 8.04 (which may not be removed), shall be deemed abandoned in place by Lessee and shall become the property of Lessor. Lessee shall pay or reimburse Lessor for any reasonable, actual, out-of-pocket costs incurred by Lessor (i) in connection with the removal or disposal of such relinquished property (less the actual salvage value thereof), or (ii) to bring any Property into compliance with all Applicable Laws and the provisions hereof. The return of the Property shall survive the expiration or termination of this Lease.

     Upon the return of the Property, Lessee shall deliver therewith:

          (i) all transferable licenses, permits and the like by general assignment, without warranty or recourse;

          (ii) as-built drawings including plans for HYAC, mechanical and electrical systems, to the extent available and a survey;

          (iii) keys to the Property;

          (iv) to the extent permitted by Applicable Law and contact or warranty, assignment of all maintenance contracts and existing warranties applicable to the Property or any portion thereof by general assignment, without warranty or recourse;

          (v) a Phase I Environmental Site Assessment recently prepared (no more than sixty (60) days prior to the date of return) by an Approved Environmental Consultant which Phase I Environmental Site Assessment shall evidence no Areas of Environmental Concern requiring further assessment or Remedial Action; and

          (vi) unless otherwise directed by the Lessor, the Equipment shall be disassembled and placed in a state of readiness so as to permit such Equipment to be picked up by a shipper designated by Lessor for immediate loading without the necessity of additional labor, cost or expense.

     In the event that the Property is not timely returned meeting the requirements hereof, Lessee shall be required to continue paying Rent as provided herein.

     Notwithstanding anything herein to the contrary, Lessee may elect to return the Equipment on any anniversary of the commencement date of the Base Term or any applicable Renewal Term commencing with the thirteenth anniversary of the commencement date of the Base Term. In the event that the Lessee desires to elect to return such Equipment, the Lessee shall provide written notice to Lessor and Head Lessor at least one (1) year prior to the anniversary of the commencement date of the Base Term (or any Renewal Term, as the case may be) in which Lessee desires to return the Equipment. Upon the return of the Equipment, Lessee shall be required to disassemble and place such Equipment in a state of readiness to permit such Equipment to be picked up by a shipper designated by Lessor for immediate loading without the necessity of additional labor, cost or expense. In addition, Lessee shall otherwise have fulfilled its obligations under this Section 10.01 with respect to the Equipment. Upon proper election of Lessor to return the Equipment and timely compliance by Lessee with the provisions hereof, "Property" shall no longer be deemed to include the Equipment or any interest therein.

                                   ARTICLE XI

                              ASSIGNMENT BY LESSEE

     Section 11.01. Assignment by Lessee.
                    ---------------------

     So long as no Lease Default or Lease Event of Default has occurred and is continuing, Lessee may, at Lessee's sole expense, without the consent of Lessor, assign this Lease to any Person; provided, however, that any such Person or other Person is not (I) a tax-exempt entity (within the meaning of Section 168(h) of the Code) or (II) a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceeding at the commencement of the assignment; provided, however, that no such assignment shall become effective until (i) a fully executed copy of an assignment and assumption agreement, substantially in the form of Exhibit A attached hereto, shall have been delivered to Lessor, and
(ii) such assignee shall have executed such instruments and other documents and provided such further assurances as Lessor shall reasonably request to ensure that such assignment is expressly subject and subordinate to the Assignment of Lease, the other Debt Documents, the Head Lease and this Lease and is enforceable in accordance with its terms. Any assignee shall assume in writing any obligations of Lessee arising from and after the effective date of the assignment. Notwithstanding any such assignment, Lessee shall not be released from its primary liability hereunder and shall continue to be obligated for all obligations of "Lessee" in this Lease, which obligations shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no assignment had been made. Lessee will have the right, subsequent to any assignment (a) to receive a duplicate copy of each notice of default sent by Lessor to Lessee or any assignee (but such notice shall be effective as against the Lessee, as well as any subsequent assignees, even if a copy has not been delivered to such requesting assignee), and (b) to cure any default by Lessee or other assignee under the Lease within the cure period provided for hereunder. Lessee's liability hereunder shall continue notwithstanding the rejection of this Lease by an assignee of this Lease pursuant to Section 365 of Title 11 of the United States Code, any other provision of the Bankruptcy Code, or any similar law relating to bankruptcy, insolvency, reorganization or the rights of creditors, which arises subsequent to such assignment. In the event Lessee assigns this Lease and it shall thereafter be rejected in a bankruptcy or similar proceeding, a new lease identical to this Lease shall be reinstituted as between Lessor and Lessee without further act of any party; provided Lessor shall not be obligated to deliver to Lessee possession of the Property. Nothing herein shall be construed to permit Lessee to mortgage, pledge, hypothecate or otherwise collaterally assign in any manner or nature whatsoever Lessee's interest under this Lease in whole or in part. Lessee shall provide written notice to Lessor, Agent and Head Lessor of any assignment of this Lease within ten (10) Business Days prior to the effective date thereof and an executed copy of the agreement of assignment and assumption within thirty (30) days after the execution thereof. To the extent an assignee of this Lease fails to perform on behalf of Lessee the obligations of Lessee hereunder, and Lessee performs such obligations, then Lessee shall be subrogated to the rights of Lessor as against such assignee in respect of such performance.

                                   ARTICLE XII

                    LOSS; DESTRUCTION; CONDEMNATION OR DAMAGE

     Section 12.01. Event of Loss.
                    --------------

     If there shall occur an Event of Loss with respect to the Property, Lessee shall give Lessor prompt written notice thereof and elect, within thirty (30) days after the occurrence of the Event of Loss, one of the following options (provided that Lessee's election of proceeding under clauses (b) or (e) shall be effective only if restoration or substitution, as the case may be, can be completed by the time specified in such clauses (b) and (c)):

     (a) Offer to purchase the Property from Lessor, on a date specified in such notice, which date shall be a date for which a value is set forth on Schedule
12.01 hereto (the "Termination Value Date") occurring not less than ninety (90) days and not more than one hundred fifty (150) days after the date of such Event of Loss, for a purchase price equal to the sum of (i) the Termination Value for the Property, determined as of such Termination Value Date, plus (ii) all unpaid Rent with respect to the Property due and (without duplication) all Rent with respect to the Property accruing, but unpaid through such Termination Value Date, plus (iii) an amount equal to the reasonable out-of-pocket expenses of any Indemnity relating to the purchase, if any, by Lessee as a result of such Event of Loss including reasonable attorneys' fees and costs actually incurred. Lessor shall have sixty (60) days from the date of receipt of Lessee's offer to decide whether to reject such offer, otherwise Lessor shall be deemed to have accepted such offer;

     (b) Restore and rebuild the Improvements and Fixtures and repair and replace the Equipment damaged or destroyed as a result of such Event of Loss so as to have at least a value, utility, condition, operating function and remaining useful life equal to the value, utility, condition, operating function and remaining useful life of the Property immediately prior to such Event of Loss (assuming compliance with this Lease), and in all events in the condition required by Section 8.02, such restoration and replacement to be completed the earlier to occur of (x) the first anniversary of the Event of Loss, or (y) six months prior to the expiration of the Lease Term (and Lessee shall remain liable for the completion of such restoration beyond the expiration of the Lease Term to the extent not completed prior to such expiration and shall pay Base Rent (or Renewal Rent as the case may be) and Supplemental Rent with respect to the Property from the date of expiration to the date of completion); or

     (c) Offer to substitute for the Property a Substitute Property in compliance with Article XXIII, such substitution to be completed within the earlier of (A) one hundred eighty (180) days after an Event of Loss and (B) six months prior to the expiration of the Lease Term. Upon consummation of the substitution under Article XXI, Net Proceeds, if any, relating to the Withdrawn Property shall be paid to or retained by Lessee. Lessor shall have thirty (30) days from the date of receipt of Lessee's offer to accept such offer; if such offer is not accepted within such time period, then Lessor shall be deemed to have rejected such offer and Lessee shall proceed under clauses (a) or (b).

     If Lessee  makes an offer to purchase  pursuant to clause (a) above of this
Section 12.01, and Lessor accepts such offer or is deemed to accept such offer (taking into account the last sentence of Section 12.01(a)) within the sixty
(60) day period referred to in the last sentence of clause (a) above, Lessee shall pay to Lessor the Termination Value and Rent described in said clause (a) not later than the Termination Value Date; provided that any Net Proceeds related to the Property then held by Lessor (or its assignee or designee) shall be credited against the portion of such Termination Value payable to Lessor and the balance of Net Proceeds, if any, shall be paid to or retained by Lessee. Concurrently with the payment in full of the amounts payable pursuant to said clause (a), the terms of Article XIII shall be complied with.

     In the event Lessee has made the election described in either (b) or (c) above and, notwithstanding diligent efforts in good faith, has failed to comply with terms thereof within the periods described, then Lessee shall be deemed to have made the offer described in (a) above to purchase the Property and the Termination Value Date shall be deemed to be the next succeeding date set forth on Schedule 12.01 occurring thirty (30) days after the expiration of the period described in (b) or (c) (as applicable), or if there is no such date, the last date on Schedule 12.01, as the case may be.

     In the event Lessor rejects the offer of Lessee to purchase the Property as provided in clause (a) of this Section 12.01, the following amount shall be paid to or retained by Lessor on such Termination Value Date: (A) all Net Proceeds related to the Property; provided that, if Lessee is self-insured (as permitted above) by means of deductibles, retained risks or no insurance whatsoever, Lessee shall pay such amounts and any additional amounts so that Lessor receives in total (including any Net Proceeds) an amount that would have been paid by a third-party insurer under a customary commercial all-risk full replacement-value insurance policy substantially similar to that described in Schedule 9.01 without deductibles or retained risks replacement value of the Improvements immediately preceding the Event of Loss, shall be as mutually agreed between Lessee and Lessor and, failing such agreement within fifteen (15) days of the request of either party to do so, by the Appraisal Procedure), plus (B) unpaid Rent due with respect to the Property on such Termination Value Date.

     Upon payment in full of the amounts set forth in clauses (A) and (B) of the preceding sentence (in the event Lessor rejected Lessee's offer) or clause (a) of the first sentence of this Section 12.01 (in the event Lessor accepted Lessee's offer to purchase), (1) the Lease Term shall end, and (2) the obligations of Lessee hereunder (other than any obligations expressed herein as surviving termination of this Lease) with respect to such Property shall terminate as of the date of such payment.

     If Lessor elects to reject the offer of Lessee hereunder to purchase the Property pursuant to this Section 12.01 while the Indebtedness under the Debt Documents is outstanding or the Head Lease has not expired by its terms of otherwise been terminated, any notice of rejection shall only be effective, and Lessor shall only be entitled to reject such offer, if such notice is concurrently consented to in writing by the Agent on behalf of the Holders or by the Head Lessor or both the Agent and the Head Lessor, as the case may be, and absent such required consent by the applicable Persons within the sixty (60) day period referred to in the last sentence of the clause (a) above, Lessor shall be deemed to have accepted Lessee's offer.

     Section 12.02. Application of Payments Upon an Event of Loss When Lease Continues.
                      ----------------------------------------------------------

     Subject to Section 12.04, payments received at any time by Lessor or Lessee from any Governmental Authority or other Person with respect to any Event of Loss in a case in which this Lease will not terminate (and there will occur no abatement or reduction of rent) because Lessee has elected to proceed under clause (b) of Section 12.01, shall be paid to Lessee to be applied, as necessary, to the repair or restoration of the Property as described in clause
(b) of Section 12.01. Lessee shall retain any excess insurance proceeds remaining thereafter and any excess condemnation award remaining thereafter shall be paid to Lessor to be applied to reduce the Indebtedness.

     Section 12.03. Application of Payments Not Relating to an Event of Loss.
                    ---------------------------------------------------------

     In case of a Condemnation or Casualty which is not an Event of Loss or which does not result in a termination of this Lease in accordance with the above provisions of Article XII, this Lease shall remain in full force and effect, without any abatement or reduction of Rent; provided, however, Lessee acknowledges that any Condemnation or Casualty with respect to the Equipment that does not result in an Event of Loss with respect to the Property shall require that the Equipment be replaced, repaired, restored so as to have at least a value, utility, condition, operating function and remaining useful life equal to the value, utility, condition, operating function and remaining useful life of the Equipment immediately prior to such occurrence (assuming compliance with this Lease). Subject to Section 12.04, all Net Casualty Proceeds and all Net Condemnation Proceeds, as the case may be, shall be paid to Lessee to be applied, as necessary, to the repair, restoration and replacement of the Property so such Property (including the Equipment) shall have a value, utility, condition, operating function and remaining useful life to the value, utility, condition, operating function and remaining useful life existing immediately prior to such Casualty or Condemnation (assuming compliance with this Lease). Any excess insurance proceeds remaining thereafter shall be retained by Lessee and any excess condemnation award remaining thereafter shall be paid to Lessor to be applied to reduce the Indebtedness.

     Section 12.04. Other Dispositions
                    ------------------

     (a) If Net Casualty Proceeds or Net Condemnation Proceeds exceed $500,000.00 (each, as applicable, the "Restoration Fund") in respect of such Casualty or Condemnation, as the case may be, then all Net Casualty Proceeds or Net Condemnation Proceeds shall be paid to the Proceeds Trustee for release to Lessee as restoration progresses, subject to and in accordance with Section
12.04(b). Lessor and Lessee hereby authorize and direct any insurer, to make payment under policies of casualty insurance required to be maintained by Lessee pursuant to Section 9.01(a) directly to the Proceeds Trustee instead of to Lessor; and each of Lessee and Lessor hereby appoints the Proceeds Trustee as its attorney-in-fact to endorse any draft therefor for the purposes set forth in this Lease. In the event that a Casualty shall occur at such time as Lessee is self-insured (as permitted above) by means of deductibles, retained risks or no insurance where Net Casualty Proceeds would have exceeded $500,000.00 from a third-party insurer under a customary commercial all-risk full replacement-value insurance policy substantially similar to that described in Schedule 9.01, Lessee shall, within thirty (30) days of the Casualty, pay to the Proceeds

Trustee the amount of the proceeds that would have been payable had such insurance been in effect (determined in the manner provided in the fourth full paragraph of Section 12.01) and such amount shall constitute a part of the Restoration Fund for all purposes hereof Notwithstanding the foregoing provisions of this Article XII, so long as a Lease Event of Default exists or a Lease Default shall have occurred and be continuing, any amount that would otherwise be payable to or for the account of Lessee pursuant to this Article XII shall be paid to the Servicer (if a Servicer has been and continues to be engaged to receive Rent) as security for the obligations of Lessee under this Lease and at such time thereafter as the Lease Event of Default shall have been waived and the Lease Default shall no longer be continuing, unless Lessor shall be exercising its remedies under Section 17.01, such amount shall be paid promptly to Lessee or the Proceeds Trustee in accordance with this Lease.

     (b) The Restoration Fund, if any, shall be disbursed by the Proceeds Trustee by wire transfer of immediately available funds within five (5) Business Days of the last submission made pursuant to and in accordance with the following conditions (provided that there shall be no more than one disbursement during each month):

          (i) At the time of any disbursement, no Lease Event of Default exists and no Lease Default shall have occurred and be continuing and no mechanics' or materialmen's liens shall have been filed and remain undischarged, unbonded or not insured over.

          (ii) Disbursements (subject to the holdback in Section 12.04(b)(iv) below) shall be made from time to time in an amount not exceeding the hard and soft costs of the work and costs incurred since the last disbursement upon receipt of (1) satisfactory evidence, including architects' or engineers' certificates, of the stage of completion, of the estimated cost of completion and of performance of the work to date in a good and workmanlike manner in accordance with the contracts, plans and specifications, (2) partial releases of liens in respect of the disbursement made pursuant to the immediately preceding request, and (3) other reasonable evidence of costs incurred (whether or not paid) so that the Proceeds Trustee is able to verify that the amounts disbursed from time to time are represented by work that is completed in place or delivered to the site and free and clear of (or such claims have been bonded or insured over), mechanics' and materialmen's lien claims.

          (iii) Each request for disbursement shall be accompanied by a certificate of Lessee (1) agreeing to use amounts disbursed for the costs described in Section 12.04(b)(ii), (2) describing the work, materials or other costs or expenses for which payment is requested, (3) stating the costs incurred in connection therewith, (4) to the extent Lessee has not paid amounts equal to self-insured retentions to the Proceeds Trustee, stating that Lessee has paid costs and expenses for such work in an amount equal to the self insured and/or deductible amounts (and attaching thereto evidence thereof reasonable satisfactory to Lessor) and (5) stating that Lessee has not previously received payment for such work or expense and the certificate to be delivered by Lessee upon completion of the work shall, in addition, state that the work has been substantially completed and complies with the applicable requirements of this Lease.

          (iv) The Proceeds Trustee shall retain ten percent (10%) of the amounts otherwise disbursable until the repair, restoration and replacement are at least fifty percent (50%) complete, and thereafter five percent (5%) until the repair, restoration and replacement are substantially complete.

          (v) The  Restoration  Fund shall be kept by the Proceeds  Trustee in a
     separate   interest-bearing   federally  insured  account  or  invested  in
     Permitted Investments (as directed by, or on behalf of, Lessee).

          (vi) At all times the undisbursed balance of the Restoration Fund held by the Proceeds Trustee shall be not less than the cost of completing the repair, restoration and replacement, free and clear of all liens (other than Permitted Liens, which term for purposes hereof shall exclude Liens of the type described in clause (d) of the definition of Permitted Liens other than Liens for amounts not yet due or that are bonded over or insured over), and in the case of any deficiency, the Lessee shall be required to deposit an amount equal to such deficiency into the Restoration Fund.

          (vii) In addition, prior to commencement of repair, restoration and replacement and at any time during such repair, restoration and replacement, if the estimated cost of repair, restoration and replacement, as reasonably determined by the Proceeds Trustee, exceeds the then amount of the Restoration Fund, the amount of such excess shall be paid by Lessee to the Proceeds Trustee to be added to the Restoration Fund or Lessee shall fund at its own expense the costs of such repair, restoration and replacement until the remaining Restoration Fund is sufficient for the completion of the repair, restoration and replacement. In the case of Casualty, any sum in the Restoration Fund which remains in the Restoration Fund upon the completion of repair, restoration and replacement shall be paid to Lessee. In the case of Condemnation, any sum in the Restoration Fund which remains in the Restoration Fund upon the completion of repair, restoration and replacement shall be paid to Lessor. Lessor shall use such remaining sum to reduce the Indebtedness, if any.

     The Proceeds Trustee shall be retained at the cost, expense and risk of the Lessee.


     Section 12.05. Negotiations.
                    -------------

     In the event the Property becomes subject to Condemnation or requisition proceedings, Lessee shall control the negotiations with the relevant Governmental Authority, unless: (i) a Lease Event of Default exists or a Lease Default shall have occurred and be continuing, or (ii) the Net Condemnation Proceeds will likely be in excess of $500,000.00 (which determination shall be made in Lessor's reasonable discretion), in which case Lessor (or if the Debt Documents are in effect, the Agent) at Lessee's expense may elect in writing to control such negotiations; provided that in any event Lessor may elect to participate at Lessee's expense in such negotiations. Lessee shall give to
Lessor such information, and copies of such documents, which relate to such proceedings and are in the possession of Lessee, as are reasonably requested by Lessor. Lessor shall use good faith efforts to be reasonable when incurring expenses payable by Lessee hereunder and shall confer with Lessee as to any negotiations with Governmental Authorities material to Lessee's operations. Notwithstanding the foregoing, in jurisdictions where a separate award may be wanted for Lessee's Equipment and Personality, moving and relocation expenses, business loss, business damages, loss of goodwill, unamortized costs of any Alterations title for which has not vested in Lessor or Head Lessor pursuant to the terms of this Lease, and Lessee's attorneys' fees, costs and expenses in the proceedings, Lessee may assert claims for and control the negotiations pertaining to such interests; provided that the Lessor's award in respect to the Property is not diminished by the award to Lessee. Similarly, and notwithstanding the foregoing, in jurisdictions where a separate award may be wanted for any portion of the Equipment, Head Lessor may assert claims for and control the negotiations pertaining to such interests; provided that the Lessor's award in respect to the Property is not diminished by the award to Head Lessor; provided, further, if a Lease Event of Default exists or a Lease Default shall have occurred and be continuing, such award shall be paid to the Proceeds Trustee to be applied as set forth in the Intercreditor Agreement.

                                  ARTICLE XIII

                        CONVEYANCE OF PROPERTY TO LESSEE

          Section 13.01. Conveyance of Property to Lessee.
                         ---------------------------------

     Upon the purchase of Lessor's  rights in the Property by Lessee pursuant to
Article XII or Section 17.04, Lessor shall convey to Lessee or its designee (x) such Property "as-is," "where-is" and in then present physical condition by a limited warranty deed with a warranty against grantor's acts and a bill of sale with respect to the Equipment and (y) all rights, title and interest of Lessor in and to any Net Proceeds (if any), with respect to the Property, free and clear of (i) all Lessor Liens arising under the Lessor but with no other representation or warranty of any kind and (ii) the Liens created by the Debt Documents and the Head Lease.

                                   ARTICLE XIV

                                    SUBLEASE

     Section 14.01. Subleasing Permitted; Lessee Remains Obligated.
                    -----------------------------------------------

     Provided that no Lease Event of Default exists and no Lease Default shall have occurred and be continuing at the time the sublease is entered into, upon ten (10) days' prior written notice to Lessor, Lessee may at any time and from time to time sublease all or any portion of the Property to one or more Persons or permit the occupancy of the Property or any portion or portions thereof by one or more Persons; provided, that each such Person must not be (i) a tax-exempt entity (within the meaning of Section 168(h) of the Code) or (ii) a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceeding at the commencement of the Sublease (defined below) term; provided, further, there shall be no more than five (5) Subleases permitting occupancy by Persons other than the Lessee at any time, and no Sublease shall result in any structural alteration or modification to the Property or any portion thereof. Any such sublease, sub-sublease, license, occupancy agreement or similar agreement (each, a "Sublease") shall not release Lessee from its primary liability for the performance of its duties and obligations hereunder, and Lessee shall continue to be obligated for all obligations of "Lessee" in this Lease, which obligations shall continue in full effect as obligations of a principal and not a guarantor or surety, as though no Sublease had been made. Lessee shall furnish to Lessor within thirty (30) days after the execution of each Sublease (i) a copy of such Sublease (and the previously executed Subleases still in effect, if applicable) and (ii) such other instruments and documents as the Lessor shall reasonably request to ensure that such Sublease is expressly subject and subordinate to the Debt Documents, the Lease and the Head Lease and meets the requirements hereof.

     Section 14.02. Provisions of Subleases.
                    ------------------------

     Each Sublease shall:

     (a) be expressly subject and subordinate to this Lease, any mortgage encumbering the Property and the Head Lease;

     (b) not extend beyond the Lease Term minus one day;

     (c) not conflict with or result in a conflict with or violation of any provision of the Lease, any Debt Documents or the Head Lease; and

     (d) the sub lessee shall be bound by all covenants contained in Sections 8.01, 8.02 and 8.05 with respect to subleased premises to the same extent as if the sub lessee were the Lessee.

     Any Sublease shall not have any term or provision that conflicts with any term or provision hereof or any other Operative Document and, to the extent that such Sublease has obligations not in conflict with, but different from, the obligations of Lessee hereunder, such sublease must establish an arrangement to permit the obligations of Lessee hereunder to be fulfilled in a manner reasonably acceptable to Lessor.

                                   ARTICLE XV

                                   INSPECTION

     Section 15.01. Inspection.
                    -----------

     Upon three (3) days prior written notice to Lessee (or promptly after notice (which may be by telephone or facsimile transmission) if a Lease Default or Lease Event of Default shall exist) Lessor, Agent, each Holder, FSL Group and Head Lessor, and their respective representatives and agents (each, an "Inspecting Party"), may, in a commercially reasonable manner, inspect the Property, including, without limitation, the right to cause consultants to make structural, environmental (to the extent necessary to verify& compliance with the provisions of this Lease) and/or other inspections or tests (it being understood that all Subleases shall provide for such inspection rights by the Inspecting Parties). The Inspecting Party shall minimize damage and repair any damage caused by any inspection or test performed pursuant to Section 15.01. All such inspections and tests shall be at the Inspecting Party's expense, unless
(i) a Lease Event of Default exists or a Lease Default shall have occurred and be continuing or (ii) such inspection and/or test results establish that Lessee is required to take any action in order to comply with the Lease. In either such case, the cost of such inspection and/or test shall be promptly paid by Lessee no later than thirty (30) days from the date of invoice. Further, upon prior notice to Lessee, each Inspecting Party, at its expense, may inspect the books and records relating to the maintenance and care of the Property during the term of this Lease, that are in the possession of Lessee, which shall be made available at the Property or the headquarters of the Lessee. Except in connection with any inspection or test during the existence of a Lease Default or Lease Event of Default, each Participant agrees to conduct any inspection or test in a manner that will minimize interference with the business and operations conducted by Lessee on the Property, and any such inspection or test (other than during the existence of a Lease Default or Lease Event of Default) shall be conducted during normal business hours.

                                   ARTICLE XVI

                             LEASE EVENTS OF DEFAULT

     Section 16.01. Lease Events of Default.
                    ------------------------

     The following events shall constitute a "Lease Event of Default":

     (a) Lessee shall fail to make any payment of Interim Rent, Base Rent or Renewal Rent or Termination Value within three (3) days of the date when due;

     (b) Lessee shall fail to make any payment of Supplemental Rent when due and such failure shall continue for five (5) days;

     (c) Lessee shall fail to make any payment required under any other Operative Document, other than any amount described in clause (a) or clause (b) of this Article XVI, and such failure shall continue for a period often (10) days after notice of such failure to Lessee from Lessor or other Person to whom Lessee is required to make such payment;

     (d) Lessee shall fail to timely perform or observe any covenant or agreement (other than any covenant or agreement whereby the breach thereof constitutes a Lease Event of Default under any other provision of this Section 16.01) to be performed or observed by it hereunder or under any other Operative Document to which it is a party and such failure shall continue for a period of thirty (30) days after written notice thereof from Lessor, the Agent or the Head Lessor; provided that the continuation of such a failure for thirty (30) days after such notice shall not constitute a Lease Event of Default up to an additional thirty (30) days so long as such failure cannot reasonably be cured within such thirty (30) day period, and Lessee shall be diligently and continuously prosecuting the cure of such failure and shall have advised the Lessor in writing of the steps it is taking and will take to remedy such Lease Default. The parties hereto acknowledge that the foregoing cure period shall not be construed to limit the period set forth in Section 8.05 afforded to Lessee thereunder to take any required Remedial Action and obtain Final Governmental Approval;

     (e) except to the extent the Lessee is permitted to self-insure pursuant to
Section 9.01 and Schedule 9.01, Lessee shall fail to carry or maintain in full force any insurance required hereunder;

     (1) any representation or warranty made by Lessee herein or in any Operative Document to which Lessee is a party or delivered in connection with the foregoing shall prove to have been incorrect in any material respect when such representation or warranty was made;

     (g) (A) Lessee makes any general arrangement or assignment for the benefit of creditors; (B) Lessee becomes a "debtor" as defined in 11 U.S.C. ss. 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within sixty (60) days); (C) the appointment of a trustee or receiver to take possession of substantially all of the assets of Lessee where possession is not restored to Lessee within sixty (60) days; or (D) the attachment, execution or other judicial seizure of substantially all of the assets of Lessee where such seizure is not discharged within sixty (60) days; or

     (h) Lessee shall have assigned or otherwise transferred its right, title and interest in and to this Lease, or subleased the Property, in violation of
Article XI or Section 14.01, as the case may be.

                                  ARTICLE XVII

                                   ENFORCEMENT

     Section 17.01. Remedies.
                    --------

     Upon the occurrence of any Lease Event of Default and at any time thereafter, Lessor may, at its option, by notice to Lessee do one or more of the following as Lessor in its sole discretion shall determine:

     (a) Lessor may, by notice to Lessee, terminate this Lease as of the date specified in such notice; provided (i) no reletting, reentry or taking of possession of any or all of the Property by Lessor will be construed as an election on Lessor's part to terminate this Lease unless a written notice of such intention is given to Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, Lessor may at any time thereafter elect to terminate this Lease with respect to any or all of the Property, and (iii) no act or thing done by Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of any or all of the Property shall be valid unless the same be made in writing and executed by Lessor;

     (b) Lessor may (i) demand that Lessee, and Lessee shall upon the written demand of Lessor, return the Property promptly to Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Article X as if the Property were being returned at the end of the Lease Term, and Lessor shall not be liable for the reimbursement of Lessee for any costs and expenses incurred by Lessee in connection therewith, and (ii) without prejudice to any other remedy which Lessor may have for possession of the Property, enter upon the Property and take immediate possession of (to the exclusion of Lessee and any sub lessee) the Property and expel or remove Lessee and any other Person who may be occupying the same, by summary proceedings or otherwise, all without liability to Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and in addition to Lessor's other damages. Lessee shall be responsible for the reasonably necessary costs and expenses of reletting actually incurred. The provisions of this Date next succeeding the Final Payment Date plus any Make-Whole Premium over, at the Lessor's option, the Fair Market Sales Value or Fair Market Rental Value (determined on an "as-is," "where-is" basis and, in the event of any dispute, based upon an appraisal prepared by an appraiser selected by Lessor) for the Property (or allocable portion thereof), and in the case of Fair Market Rental Value determined over the remainder of the Base Term after discounting such Fair Market Rental Value to the present value as of such Final Payment Date at the Reference Rate.

     (f) Lessor may retain and apply against Lessor's damages all sums, which Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, Lessee pursuant to the terms of this Lease;

     (g) Lessor may exercise any other right or remedy that may be available to it under Applicable Laws or in equity, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof Separate suits may be brought to collect any such damages for any period or periods with respect to which Rent shall have accrued, and such suits shall not in any manner prejudice Lessor's right to collect any such damages for any subsequent period, or Lessor may defer any such suit until after the expiration of the Base Term or the then current Renewal Term, in which event such suit shall be deemed not to have accrued until the expiration of the Base Term, or the then current Renewal Term.

     Section 17.02. Survival of Lessee's Obligations.
                    ---------------------------------

     No repossession of any or all of the Property or exercise of any remedy under this Lease, including termination of this Lease, shall, except as specifically provided herein, relieve Lessee of any of its liabilities and obligations hereunder, including the obligation to pay Rent. In addition, except as specifically provided herein, Lessee shall be liable for any and all unpaid Rent due hereunder before, after or during the exercise of any of the foregoing remedies, including all reasonable legal fees and expenses and other costs and expenses incurred by any Participant by reason of the occurrence of any Lease Default or Lease Event of Default or the exercise of Lessor's remedies with respect thereto, and including all costs and expenses incurred in connection with the return of the Property in the manner and condition required by, and otherwise in accordance with the provisions of, Article X as if the Property were being returned at the end of the Lease Term. At any sale of any or all of the Property or any other rights pursuant to Section 17.01, any Participant (excluding the Lessor in the case of any event of default by the Lessor under the Debt Documents not arising from a Lease Event of Default) or Affiliate thereof may bid for and purchase the Property or any portion thereof.

     Section 17.03. Remedies Cumulative: No Waiver: Consents.
                    -----------------------------------------

     To the extent permitted by, and subject to the mandatory requirements of, Applicable Laws, each and every right, power and remedy herein specifically given to Lessor (and any assignee) or otherwise in this Lease shall be cumulative and shall be in addition to every other right, power and remedy herein specifically given or now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time and as often and in such order as may be deemed expedient by Lessor, and the exercise or the beginning of the exercise of any power or Section 17.01(b) shall operate as a notice to quit and shall be deemed to satisfy any other requirement or provisions of Applicable Laws which may require Lessor to provide a notice to quit or of Lessor's intention to re-enter any or all of the Property and any such requirements or provisions are hereby waived by Lessee. Whether or not the Lease is terminated, Lessor shall be entitled to enter the Property and may remove the Equipment;

     (c) Lessor may hold, keep idle or lease to others the Property as Lessor in its sole discretion may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or for any proceeds with respect to such action or inaction;

     (d) Lessor may sell the Property (or any portion thereof) at public or private sale, as Lessor may determine, free and clear of any rights of Lessee and without any duty to account to Lessee with respect to such action or inaction or any proceeds with respect thereto (except to the extent required by the next succeeding sentence if Lessor shall elect to exercise its rights thereunder), in which event Lessee's obligation to pay Base Rent or Renewal Rent, as the case may be, hereunder for periods commencing after the Termination Value Date next succeeding the date of such sale shall be terminated. If Lessor shall have sold any of the Property pursuant to the above terms of this Section 17.01(d), Lessor may demand that Lessee pay to Lessor, and Lessee shall pay to Lessor as Supplemental Rent, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the liquidated damages described below represent a reasonable approximation of such amount), in lieu of Base Rent (or Renewal Rent, as the case may be) in respect of the Property due for the period commencing on the Termination Value Date next succeeding the date of sale, an amount equal to (i) all unpaid Rent due on or prior to, and (without duplication) all unpaid Rent accruing but unpaid through, such Termination Value Date, plus (ii) an amount equal to the excess, if any, of (I) the Termination Value for the Property (or allocable portion thereof) determined as of the Termination Value Date next succeeding the date of sale plus any Make-Whole Premium over (II) the net proceeds of such sale (after deduction of all costs and expenses of such sale including, without limitation, sales or transfer taxes, recording fees and stamp and documentary taxes, costs incurred to ready the Property for sale and brokers' and attorneys' fees), plus (iii) interest at the Default Rate on all of the foregoing amounts from such Termination Value Date until the date of actual payment;

     (e) Lessor may, whether or not Lessor shall have exercised or shall thereafter at any time exercise any of its rights under Section 17.01(a), (b) or
(c), demand by written notice to Lessee specifying a payment date (the "Final Payment Date") not earlier than twenty (20) days after the date of such notice, that Lessee pay to Lessor, and Lessee shall pay to Lessor, on the Final Payment Date, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount), in lieu of Base Rent for periods commencing after the Final Payment Date, an amount equal to the sum of (i) all unpaid Rent with respect to the Property due on or prior to, and (without duplication) all unpaid Rent accruing but unpaid through, such Termination Value Date plus (ii) the following (together with interest on such sum at the Default Rate from the Final Payment Date specified in such notice to the date of actual payment): an amount equal to the excess, if any, of the Termination Value for the Property (or allocable portion thereof) determined as of the Termination Value remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any right, power or remedy; provided, however, Lessor shall not be entitled to duplicative damages in the case of the cumulative exercise of remedies. No delay or omission by Lessor in the exercise of any right, power or remedy or in the pursuit of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default on the part of Lessee or to be an acquiescence therein. Lessor's (or any other Person's) consent to any request made by Lessee shall not be deemed to constitute or preclude the necessity for obtaining Lessor's (or such other Person's) consent, in the future, to all similar requests. No express or implied waiver by Lessor of any Lease Default or Lease Event of Default shall in any way be, or be construed to be, a waiver of any future or subsequent Lease Default or Lease Event of Default.

     Section 17.04. Lessee's Right of Rejectable Offer.
                    -----------------------------------

     Upon the occurrence and during the continuance of a Lease Event of Default (but so long as no Lease Event of Default shall have occurred under Section 16.01(g)), Lessee shall have the right for a period equal to ten (10) days from the date of Lessee's knowledge of such Lease Event of Default to offer to buy the Property from the Lessor for an amount equal to the greater of the Fair Market Sales Value thereof (determined on an "as is," "where is" basis, and in the event of any dispute, based upon an appraisal prepared by an appraiser selected by Lessor) or Termination Value, together with any Make-Whole Premium. In the event that Lessor accepts such offer within fifteen (15) Business Days of receipt of the offer (or Lessor is deemed to have accepted such offer), Lessee shall be required to pay the purchase price as set forth above, together with all unpaid Rent due on or prior to, and (without duplication) all unpaid Rent accruing but unpaid through the date the purchase price is paid and interest at the Default Rate on the foregoing amounts until the date of actual payment together with other amounts owing by the Lessee under the Operative Documents and all costs and expenses attendant to any Lease Event of Default. Notwithstanding anything herein to the contrary, if such offer shall not have been rejected within the fifteen (15) Business Days referenced above then such offer shall be deemed to have been accepted by Lessor and the provisions of
Section 13.01 shall apply without further action unless the Lessee and Lessor shall have otherwise agreed in writing that such offer shall not be deemed to have been accepted and shall continue for an additional period, which period shall be specified by such panics.

     If Lessor elects to reject the offer of Lessee hereunder to purchase the Property pursuant to this Section 17.04 while the Indebtedness under the Debt Documents is outstanding or the Head Lease has not expired by its terms or otherwise been terminated, any notice of rejection shall only be effective, and Lessor shall only be entitled to reject such offer, if such notice is concurrently consented to in writing by the Agent on behalf of the Holders or by the Head Lessor or both the Agent and the Head Lessor, as the case may be, and absent such required consent by the applicable Persons within the time period prescribed herein, Lessor shall be deemed to have accepted Lessee's offer.


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


                                  ARTICLE XVIII

                           RIGHT TO PERFORM FOR LESSEE

     Section 18.01. Right to Perform for Lessee.
                    ----------------------------

     If Lessee shall fail to perform or comply with any of its agreements contained herein within the applicable periods permitted herein prior to such failure to perform or comply constituting a Lease Default or Lease Event of Default, Lessor or Agent may (but shall not be required to) perform or comply with such agreement, and Lessor shall not thereby be deemed to have waived any default caused by such failure, and the amount of payment required to be made by Lessee hereunder and made by Lessor or Agent on behalf of Lessee, and the reasonable costs and expenses of Lessor and Agent (including reasonable attorneys' fees and expenses) incurred in connection with the performance of or compliance with such agreement, as the case may be, together with interest thereon at the Default Rate, shall be deemed Supplemental Rent, payable by Lessee to Lessor or Agent upon demand. In addition, during the continuance of a Lease Default or Lease Event of Default in respect of Lessee's obligations under
Section 8.02 and/or Section 8.05, then, in addition to the rights above and at the cost of Lessee, (a) Lessor and Agent shall have the right to hire Persons (as selected by Lessor or Agent in its reasonable discretion) to cure such Lease Default or Lease Event of Default, and to take any and all other actions necessary to cure such Lease Default or Lease Event of Default, and (b) Lessee shall cooperate with Lessor and Agent, and the Persons hired by Lessor or Agent, in the performance of such cure, including, without limitation, (i) providing access to the subject Property at reasonable times every day of the week, (ii) making available water, electricity and other utilities existing at or on the subject Property, and (iii) restricting or closing the Property, but only if such restriction or closure is reasonably necessary for the performance of such cure and provided that such closure shall be done for and during a time period and in such manner that balances the need for the maintenance or repair of the Property (and doing so in a safe manner) and the continuing operations of the Property.

                                   ARTICLE XIX

                                   INDEMNITIES

     Section 19.01. General Indemnification.
                    ------------------------

     (a) Lessee agrees to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnity, on an After-Tax Basis, from and against any and all Claims that may be suffered, imposed on or asserted against any Indemnity, arising out of (i) the acquisition, ownership, leasing, subleasing, assignment, transfer of title, sale, financing (including without limitation any Make-Whole Premium) refinancing, renewal, return, disposition, operation, possession, use, non-use, maintenance, modification, alteration, reconstruction, restoration, substitution or replacement of the Property (or any portion thereof) or the Lease, or from the granting by Lessor at Lessee's request of easements, licenses or any rights with respect to all or any part of the Property, or from the construction, design, purchase or condition of the Property (including any Claims arising, directly or indirectly, out of the actual or alleged presence, use, storage, generation, Release of any Hazardous Materials, and any Claims for patent, trademark or copyright infringement and latent or other defects, whether or not discoverable), including any liability under Applicable Laws (including, without limitation, any Claims arising directly or indirectly out of any actual or alleged violation, now or hereafter existing, of any Environmental Laws), (ii) the Operative Documents or any modification, amendment or supplement thereto, (iii) the non-compliance of the Property with Applicable Laws (including because of the existence of the Permitted Liens or Permitted Encumbrances), (iv) any matter relating to all or any part of the Property or any operations thereon, including matters relating to Environmental Laws or Hazardous Materials, (v) the breach by Lessee of its representations, warranties, covenants and obligations in this Lease or any other Operative Documents whether or not such Claim arises or accrues prior to the date of this Lease, (vi) the business and activities of Lessee, (vii) the business and activities of any other Person on or about the Property (whether as an invitee, sub lessee, licensee or otherwise), (viii) the cost of assessment, containment and/or removal of any and all Hazardous Materials from all or any portion of the Property or any surrounding areas for which Lessee has any legal obligation, the cost of any actions taken in response to a Release of any Hazardous Materials on, in, under or affecting any portion of the Property or any surrounding areas for which Lessee has any legal obligation to prevent or minimize such Release so that it does not migrate or otherwise cause or threaten danger to present or future public health, safety, welfare or the environment, and costs incurred to comply with Environmental Laws in connection with all or any portion of the Property or any surrounding areas for which Lessee has any legal obligation, and (ix) a Lease Default or Lease Event of Default (including Claims arising from such event's causing a default under the Head Lease or Debt Documents). Lessee acknowledges that the foregoing includes any costs incurred by any Indemnity in performing any inspections of any Property if such inspection reveals a violation by Lessee of Section 8.05.

     (b) In case any Claim shall be made or brought against any Indemnity, such Indemnity shall give prompt notice thereof to Lessee; provided that failure to so notify Lessee shall not reduce Lessee's obligations to indemnify any Indemnity hereunder unless and only to the extent such failure results in additional liability on Lessee's part. Lessee shall be entitled, at its expense, acting through counsel selected by Lessee (and reasonably satisfactory to such Indemnity), to participate in, or, except as otherwise provided, to assume and control (if it promptly so elects upon notice of the Claim), and, to the extent that Lessee desires to assume and control, in consultation with Indemnity, the negotiation, litigation and/or settlement of any such Claim (subject to the provisions of the last sentence of subparagraph (c) of this Section 19.01). Such Indemnity may (but shall not be obligated to) participate at its own expense (unless Lessee is not properly performing its obligations hereunder and then at the expense of Lessee) and with its own counsel in any proceeding conducted by Lessee in accordance with the foregoing, in which case Lessee shall keep such Indemnity and its counsel fully informed of all proceedings and filings and afford such Indemnity and counsel reasonable opportunity for comment. Notwithstanding the foregoing, Lessee shall not be entitled to assume and control the defense of any Claim if (i) a Lease Event of Default exists or a Lease Default has occurred and is continuing, (ii) the proceeding involves possible imposition of any criminal liability or penalty or unindemnified civil penalty on such Indemnity, (iii) the proceeding involves the granting of injunctive relief against the Indemnity not related to the transactions contemplated by the Operative Documents, (iv) a significant counterclaim is available to the Indemnity that would not be available to and cannot be asserted by Lessee, (v) a conflict of interest exists between the Indemnity and Lessee with respect to the Claim, or (vi) the defense of such Claim would require the delivery of material confidential and proprietary information of such Indemnity that would otherwise not be available to Lessee or its counsel.

     (c) Each Indemnity shall at Lessee's expense supply Lessee with such non-confidential and non-privileged information and documents reasonably requested by Lessee in connection with any Claim for which Lessee may be required to indemnify any Indemnity under this Section 19.01 and otherwise necessary for the performance of its obligations hereunder. So long as no Lease Event of Default exists and no Lease Default shall have occurred and be continuing, no Indemnity shall enter into any settlement or other compromise with respect to any Claim for which indemnification is required under this
Section 19.01 without the prior written consent of Lessee which consent shall not be unreasonably withheld or delayed. Lessee shall have the authority to settle or compromise any Claim against an Indemnity hereunder; provided that no admission of wrongdoing shall be required of such Indemnity and such Indemnity shall be released of all liability in connection with any such Claim pursuant to a release in form and substance acceptable to such Indemnity.

     (d) Upon  payment in full of any Claim by Lessee  pursuant to this  Section
19.01 to or on behalf of an Indemnity, Lessee, without any further action, shall be subrogated to any and all Claims that such Indemnity may have relating thereto (other than claims in respect of' insurance policies maintained by such Indemnity at its own expense or claims against another Indemnity for which Lessee would have indemnity obligations hereunder), and such Indemnity shall execute such instruments of assignment and conveyance, evidence of Claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such Claims and otherwise reasonably cooperate with Lessee to enable Lessee to pursue such Claims.

     (e) Notwithstanding anything to the contrary contained herein, Lessee shall not be required to indemnify any Indemnity under this Section 19.01 for any Claim to the extent resulting from the affirmative negligence (i.e., negligence arising from actions taken by such Indemnity rather than resulting from such Indemnities failure to act), willful misconduct or breach in any material respect of a representation or warranty of such Indemnity.

     Section 19.02. General Tax Indemnification.
                    ----------------------------

     (a) Except as provided in Section 19.02(b), Lessee agrees to indemnify each Tax Indemnity against, and hold each Tax Indemnity harmless from, on an After-Tax Basis, and to pay in accordance with Section 19.02(f): (i) any and all Taxes of any United States federal taxing authority, state or political subdivision or taxing authority, thereof or therein which are imposed or levied upon or assessed against or with respect to or in connection with (A) any such Tax Indemnity, the Lessee, any tenant, subtenant or other user of the Property, any Secured Note or any amounts and expenses payable thereunder, any financing or refinancing, in any case arising under, out of or in connection with or relating to the Operative Documents, the Property or any portion thereof or the transactions or activities contemplated by the Operative Documents, (B) the Property, or any part or interest therein, or any additions, modifications or improvements thereto, or any estate, right, title, or any occupancy, operation, possession of or sales from or any other activity conducted on or about the Property or any damage to, removal, abandonment, salvage, loss, condemnation, theft, scrapping, destruction of any requisition or taking thereof (C) Interim Rent, Base Rent, Renewal Rent, Supplemental Rent or other sums payable under this Lease or any other Operative Document (including, in each case, any amendment, supplement, waiver or consent thereto), (D) this Lease or any other Operative Document (including, in each case, any amendment, supplement, waiver or consent thereto) or the leasehold estate hereby created or any interest therein, or which arise in respect of the operation, possession or use or disposition, after the acquisition thereof by a Tax Indemnity, of all or any portion of the Property or any part thereof or interest therein, or which arise at the end of the Lease Term, if any, or (E) any leasing, subleasing, sub-subleasing or use of the Property or any part thereof or interest therein,
(ii) other governmental charges or Taxes imposed upon the Property or any part thereof or interest therein or upon a Tax Indemnity as a result of ownership of the Property or any part thereof or interest therein (including, without limitation, sewer or water assessments), (iii) payments required to be made to a governmental or quasi-governmental authority (or private entity in lieu thereof) which are in lieu of each of the foregoing (whether or not expressly so designated) and (iv) any interest, penalties or additions to tax payable by the Tax Indemnity in connection with any of the foregoing (any such amounts described in the foregoing clauses, being deemed to be a "Tax" for purposes of this Section 19.02).

     (b) Notwithstanding anything to the contrary contained herein, Lessee will have no obligation under this Section 19.02 with respect to amounts described in any one or more of the following:

          (i) in the case of any Tax Indemnity, (A) Taxes (other than Taxes that are, or are in the nature of, sales, use, property, ad valorem, rental, stamp, transfer, ad valorem, excise or license taxes and other than any withholding tax arising from a change in Applicable Law after the Closing
     Date) imposed on the net income of such Tax Indemnitee by the United States federal government under the Code (including any taxes that are, or are in the nature of minimum or alternative minimum taxes, and any taxes on or measured by any items of tax preference), (B) Taxes (other than taxes that are, or are in the nature of, sales, use, property, ad valorem, rental, stamp, transfer, excise or license taxes and other than any withholding tax arising from a change in Applicable Law after the Closing Date) imposed on such Tax Indemnitee by the state in which the Property is located or any local jurisdiction therein on, based on or measured by net income (including any minimum taxes or taxes on items of tax preference) or net receipts or gross income or gross receipts, or taxes that are in the nature of intangibles taxes or (C) Taxes (other than taxes that are, or are in the nature of, sales, use, property, ad valorem, rental, stamp, transfer, excise or license taxes and other than any withholding tax arising from a change in Applicable Law after the Closing Date) imposed on such Tax Indemnitee by the state in which the Property is located or any local jurisdiction therein that are imposed on capital or net worth, excess profits or conduct of business, or (D) Taxes imposed by any foreign or domestic government or taxing authority (other than the United States or any states or any local government or taxing authority in any of the states), except in each case, to the extent imposed as a result of (v) the execution or delivery, of any Operative Document in such jurisdiction, (w) the identity, organization, activities or presence of the Lessee or any Affiliate of the Lessee in such jurisdiction, (x) the Lessee's or any Affiliate's of the Lessee making of any payment (or being deemed to have made payments) under the Operative Documents from the jurisdiction imposing such Taxes or (y) a change in Applicable Law after the Closing Date; provided that there shall not be excluded under this clause (I) any amounts necessary to make any payment required to be made under the Operative Documents on an After-Tax Basis; provided further, that there shall not be excluded under this clause (I) any Taxes which are in lieu of or in replacement of any Taxes otherwise indemnified herein;

          (ii) Taxes with respect to any Tax Indemnitee attributable to any (1) voluntary sale, assignment, transfer or other disposition (collectively, a "Transfer") by such Tax Indemnitee of any interest in the Property or any part thereof or any interest therein or any interests or obligations arising under the Operative Documents (other than to the Lessee, an Affiliate or any designee of the foregoing), (2) any involuntary transfer of any of the foregoing interests resulting from any bankruptcy or other proceeding for the relief of debtors in which such Tax Indemnitee is a debtor, (3) any foreclosure by a creditor of such Tax Indemnitee; provided, however, this clause (ii) shall not apply to any such sale, assignment, transfer or other disposition occurring as a result of and so long as a Lease Default or Lease Event of Default has occurred and is continuing (it being understood that any transfer or disposition expressly permitted by Articles XI, XIII or XIV of the Lease arising by operation of the Operative Documents or requested by the Lessee is not a voluntary sale, assignment, transfer or other disposition and any transfer in connection with a Casualty or Condemnation, an assignment, sublease or transfer by Lessee of any interest in the Property or merger, consolidation or other restructuring of Lessee or at the direction of Lessee shall not be deemed to be a voluntary sale, assignment, transfer or other disposition);

          (iii) Taxes imposed against or payable by a Tax Indenmitee to the extent imposed with respect to any period after the expiration or earlier termination of this Lease (in either case provided that, if required, possession of the Property has been returned and the Lessee's obligation to pay Base Rent or Renewal Rent, as the case may be, under the Lease has been extinguished) other than pursuant to the exercise of remedies in connection with a Lease Default or Lease Event of Default; provided that the exclusion in this clause (iii) shall not apply to the extent such Taxes are imposed with respect to any payments due under the Operative Documents after such expiration or earlier termination;

          (iv) Taxes imposed against or payable by such Tax Indemnitee as a result of the gross negligence, willful misconduct or fraud of such Tax Indemnitee;

          (v) any Tax that would have been imposed on a particular Tax Indemnitee without regard to the transactions contemplated by the Operative Documents;

          (vi) Taxes or liabilities resulting from any prohibited transaction described in Section 406 or 407 of ERISA or Section 4975(c) of the Code or any successor provisions thereto that may arise in connection with any transaction contemplated by the Operative Documents, other than any such Taxes that are imposed as a result of a breach of a representation by, or an act or omission of, the Lessee;

          (vii) Taxes that would not have been imposed but for an amendment, supplement, modification, consent or waiver to any Operative Document to which Lessee or any Affiliate thereof is not a party or that has not been initiated or consented to by Lessee or any Affiliate thereof in waiting unless in each case (1) such amendment, supplement, modification, consent or waiver is required or permitted by the Operative Documents or Applicable Law, (2) is necessary or appropriate to, and is in conformity with any other amendment, supplement, modification, consent or waiver to any Operative Documents initiated, requested by or consented to by the Lessee or any Affiliate thereof in writing or (3) arises from a Lease Event of Default;

          (viii) With respect to any Tax Indemnitee, Taxes resulting from or that would not have been imposed but for the existence of Lessor Liens arising under such Tax Indemnitee;

          (ix) With respect to any Tax Indemnity, Taxes that could not have been imposed but for any failure of such Tax Indemnitee to comply with Section 19.02(h) hereof but only so long as such compliance would not expose such Tax Indemnitee (in the Tax Indemnitee's good faith opinion) to any cost or expense for which Lessee shall not have agreed to indemnify such Tax Indemnitee; provided, however, that the exclusion set forth in this clause
     (xiv) shall not apply if such failure to comply is due to a failure of the Lessee to provide reasonable assistance or response in complying with such request.

     (c) Reimbursement. If Lessee shall have paid any amount pursuant to the Lease or any other Operative Document or Applicable Laws with respect to or on account of Taxes not subject to indemnification pursuant to this Section 19.02, the Tax Indemnitee on whose behalf such Taxes were paid shall pay to Lessee within thirty (30) days (the "Reimbursement Date") of written notice of such payment by Lessee the amount so paid by Lessee (or Person making payment on behalf of Lessee), together with interest thereon at the Default Rate after the Reimbursement Date.

     (d) Calculation of General Tax Indemnity Payments. Any payment or indemnity to or for the benefit of any Tax Indemnitee with respect to any Tax which is subject to indemnification under Section 19.02(a) shall (A) reflect the current net savings available to such Tax Indemnitee or any Affiliate thereof (computed at the highest marginal rates of federal, state and local tax then applicable to corporations) resulting from the current deduction of such indemnified Tax, but only to the extent that such indemnified Tax is deductible for federal, state and local tax purposes, and (B) include, after taking into account the savings described in clause (A), the amount necessary to hold such Tax Indemnitee harmless on an After-Tax Basis. If, by reason of any payment made to or for the account of a Tax Indemnitee by Lessee pursuant to Section 19.01 or this Section 19.02, or the event or circumstance giving rise to such payment, such Tax Indemnitee or any Affiliate thereof or any transferee, successor or assignee thereof, actually realizes a net tax benefit, savings, deduction or credit not taken into account in computing such payment; provided no Lease Default or Lease Event of Default has occurred and is continuing (in which case any amount payable to Lessee on account of such tax benefit, savings, deduction or credit shall not be due unless and until such Lease Default or Lease Event of Default is cured), such Tax Indemnitee shall promptly pay to Lessee an amount equal to the sum of (I) the net reduction in Taxes, if any, realized by such Tax Indemnitee or any Affiliate thereof which is attributable to such net tax benefit, savings, deduction or credit and (II) the net reduction in any Taxes realized by such Tax Indemnitee or any Affiliate thereof as the result of any payment made by such Tax Indemnitee pursuant to this sentence. Notwithstanding the foregoing, no Tax Indemnitee shall be required to make any payment to the Lessee pursuant to this Section 19.02(d) to the extent payments by the Tax Indemnitee to the Lessee under this Section 19.02(d) (without regard to amounts necessary to make such payments on an After-Tax Basis) would exceed, in the aggregate, at any time, the amount of all prior payments made by or on behalf of the Lessee to such Tax Indemnitee (without regard to amounts necessary to make such payments on an After-Tax Basis) less the amount of all prior payments made by the Tax Indeninitee to the Lessee (without regard to amounts necessary to make such payments on an After-Tax Basis) pursuant to this Section 19.02(d), but any such excess shall reduce pro tanto any amount (without regard to amounts necessary to make such payments on an After-Tax Basis) that the Lessee is subsequently obligated to pay such Tax Indemnitee pursuant to this Section 19.02.

     (e) Contests. If any written claim shall be made against any Tax Indemnitee or if any proceeding shall be commenced against any Tax Indemnitee (including a written notice of such proceeding) for any Taxes as to which Lessee may have an indemnity obligation pursuant to Section 19.02, such Tax Indemnitee shall promptly notify Lessee in writing and shall not take any action with respect to such claim or Tax without the consent of Lessee for thirty (30) days after sending such notice to Lessee; provided that, in the case of any such claim or proceeding, if such Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 30-day period, such Tax Indemnitee shall, in such notice to Lessee, so inform Lessee, and such Tax Indenmitee shall not take any action with respect to such claim or Tax without the consent of Lessee (not to be unreasonably withheld) before ten (10) days from the receipt of such notice by Lessee unless the Tax Indemnitee shall be required by law or regulation to take action prior to the end of such 10 day period; provided, that failure to so notify Lessee shall not affect Lessee's obligations to indemnify hereunder except to the extent that Lessee is precluded from any contest and actually and materially harmed thereby. If requested by Lessee in a written request to such Tax Indenmitee within thirty (30) days (or such shorter period referred to in the proviso to the first sentence in this Section 19.02(e)) after its receipt of such notice, such Tax Indemnitee (i) in the case of a Tax which may be contested independently (without joinder, contribution or otherwise) from any Tax that is not subject to indemnification by the Lessee, shall permit Lessee to in good faith contest (including, without limitation, by pursuit of appeals and administrative procedures) (any such contest a "Lessee-Controlled Contest"), or (ii) in the case or a contest which is not a Lessee-Controlled Contest shall itself or, at such Tax Indemnitee's request, the Lessee shall, in good faith contest (including, without limitation, by pursuit of appeals and administrative procedures), the validity, applicability or amount of such Indemnified Taxes (A) by resisting payment thereof, (B) by not paying the same except under protest (which protest must be pursued using reasonable efforts in appropriate administrative and/or judicial proceedings) if protest shall be necessary and proper or (C) if payment shall be made, by using reasonable efforts to obtain a refund thereof in appropriate administrative and/or judicial proceedings; provided that in no event shall such Tax Indemnitee be required to contest any claim for any Tax unless (1) it is not a Lessee-Controlled Contest;
(2) the amount at issue (taking into account all similar and logically related claims with respect to the transactions contemplated by the Operative Documents that have been or could have been raised in an audit by the taxing authority in question for any other taxable period with respect to which an assessment of a tax deficiency is not barred by a statute or limitations, including, without limitations, such claims that may arise in future periods) exceeds $25,000.00;
(3) the Tax that is the subject of such contest is a Tax for which Lessee may have an indemnity obligation hereunder; (4) Lessee shall have agreed to pay such Tax lndemnitee and shall pay on an After-Tax Basis as incurred all reasonable costs and expenses that such Tax Indemnitee shall incur in connection with contesting such claim (including, without limitation, all reasonable costs, expenses, legal and accounting fees and disbursements); (5) the action to be taken will not result in any material danger of a sale, forfeiture or loss of, or the creation of any Lien against the Property (except if Lessee shall have adequately bonded such Lien (in a manner reasonably acceptable to such Tax Indemnitee) or otherwise made provision to protect the interests of such Tax Indemnitee and Lessor in the Property or any interest therein (in a manner reasonably acceptable to such Tax Indemnitee) and that there is no risk that criminal or unindemnifled or punitive civil liability may be imposed with respect to such Tax Indemnitee; (6) if such contest shall involve payment of the claim, Lessee shall advance the amount thereof plus interest, penalties and additions to tax with respect thereto to such Tax Indemnitee on an interest-free basis (with no additional net after tax cost to such Tax Indemnitee and without taking into account any net tax savings associated with such advance); (7) no Lease Default or Lease Event of Default under this Lease shall have occurred and be continuing (it being agreed that in such case, the Tax Indemnitee shall consult in good faith with Lessee to determine whether Lessee can provide to the Tax Indemnitee reasonably satisfactory security to cover its indemnity obligations with respect to amounts to be contested and its obligations under the foregoing clause (4) of this proviso, in which case, such Event of Default shall not deprive Lessee of its contest rights hereunder); and (8) in the case of a contest which must be contested in the name of the Tax Indemnitee, prior to initiating the contest the Lessee shall have furnished the Tax Indenmitee with an opinion of an independent tax advisor selected by the Lessee and reasonably acceptable to the Tax Indemnitee ("Tax Counsel") to the effect that a reasonable basis exists for such contest. In no event shall the Tax Indemnitee be required to contest any claim required to be brought in its own name if the subject matter of such claim shall be of a continuing nature and shall have previously been the subject of an adverse final determination under the contest provisions of this Section 19.02(e), unless the Lessee shall have delivered to such Tax Indemnitee an opinion of Tax Counsel to the effect that as a result of a change in law or fact it is more likely than not that the Tax Indemnitee will prevail in the contest of such claim. Notwithstanding anything herein to the contrary, no Tax Indemnitee shall be required to provide to Lessee or its counsel any confidential information regarding its or any Affiliate's federal or state income tax reporting, and, in no event shall any contest related to federal, state or local income taxes of any Tax Indemnitee be subject to a Lessee-Controlled Contest unless requested by such Tax Indemnitee.

     Lessee shall conduct any Lessee-Controlled Contest and the relevant Tax Indemnitee shall control any contest other than a Lessee-Controlled Contest, unless the Tax Indemnitee requests that the Lessee control such contest or declines in writing to control such contest. The party conducting the contest ("Controlling Party") shall consult in good faith with the other party
("Noncontrolling Party") and its counsel with respect to the contest of such claim for Taxes (or claim for refund) and shall permit review and comment on any material filings or other submissions (in the case of any Tax Indemnitee controlled contest so long as such filing or submission does not relate to any other contest of such Tax Indemnitee that is not subject to indemnity hereunder unless the portion of the filing or submission relating to such other contest can be readily severed from the portion of the filing or submission to be disclosed) but the decisions regarding all actions to be taken shall be made by the Controlling Party in its sole judgment (exercised in good faith). In addition, the Controlling Party shall keep the Noncontrolling Party reasonably informed as to the progress of the contest. The Controlling Party shall be responsible for the selection of counsel, which counsel must be reasonably satisfactory to the Noncontrolling Party.

     Notwithstanding anything contained in this Section 19.02, a Tax Indemnitee shall not be required to contest any claim or permit Lessee to contest any claim and may settle any contest without the consent of Lessee if such Tax Indemnitee
(A) shall waive its right to indemnity under this Section 19.02 with respect to such claim for such Tax (and any claim made by any taxing authority with respect to other taxable periods that is based upon the resolution of such claim, or the contest of which is materially prejudiced by the resolution of such claim), and
(B) shall pay to Lessee any amount of Tax previously paid or advanced by Lessee pursuant to this Section 19.02 other than the costs and expenses of the contest of such claim paid by the Lessee in accordance with clause (x) of the proviso to the second preceding paragraph, together with interest thereon at the Applicable Federal Rate for the period such payments or advances were held.

     If any Tax Indemnitee or any Affiliate thereof shall obtain a refund (including by way of credit) of all or any part of any Tax with respect to which the Lessee shall have paid on behalf of such Tax Indemnitee or reimbursed such Tax Indemnitee, then such Tax Indemnitee shall, so long as no Lease Default or Lease Event of Default shall have occurred and be continuing, pay to the Lessee any such refund (including any applicable interest received with respect to such refund or that would have been received with respect to such refund but for a counterclaim or other claim not indemnified by Lessee hereunder) plus any tax savings realized by such Tax Indemnitee as a result of a payment pursuant to this sentence (it being understood that the calculation of such tax savings shall take into account any additional income Taxes incurred by such Tax Indemnitee as a result of the receipt or accrual of such refund). A Tax Indemnitee shall not be obligated pursuant to this Section 19.02(e) to make a payment (i) before such time as the Lessee shall have made all payments then due under the Operative Documents and any Lease Default or Lease Event of Default that shall have occurred shall no longer be continuing or (ii) in excess of the amounts paid by Lessee to such Tax Indemnitee pursuant to this Section 19.02(e) in respect of the Taxes giving rise to such tax savings (minus any amounts previously paid to Lessee by such Tax Indemnitee pursuant to this Section 19.02(e) plus any applicable interest that would have been received with respect to such refund but for a counterclaim or other claim not indemnified by Lessee hereunder); provided that any such amounts not paid to Lessee pursuant to the limitation contained in clause (ii) of this sentence shall be carried forward to reduce, pro tanto, any future amounts that may become payable by the Lessee to such Tax Indemnitee pursuant to this Section 19.02(e) in respect of the Taxes giving rise to such tax savings. The disallowance, loss, recapture or reduction of any credit, refund or other tax savings with respect to which a Tax Indemnitee has made a payment to the Lessee under this Section 19.02(e) shall be treated as a Tax for which the Lessee is obligated to indemnify such Tax Indemnitee hereunder, without regard to the exclusions set forth in Section 19.02(b). The Tax Indemnitee shall make any payments to the Lessee under this
Section 19.02(e) within thirty (30) days of the receipt of such refund.

     (f) Payments. Any Taxes indemnified hereunder shall be paid by Lessee, to the extent allowed, directly to the appropriate taxing authority on or before the time, and in the manner, prescribed by Applicable Laws. Any amount payable to a Tax Indemnitee pursuant to this Section 19.02 shall be paid within thirty
(30) days after receipt of a written demand therefor from such Tax Indemnitee accompanied by a written statement describing in reasonable detail the amount so payable, but not before the date such Tax is due; provided, if any such amount is subject to contest hereunder, then such amount shall be paid within three (3) days of the resolution of the contest (or the earlier due date thereof). Any payments to be made by Lessee pursuant to this Section 19.02 that are not paid to the appropriate Governmental Authority shall be made directly to the Tax Indemnitee entitled thereto, and any payments to be made to Lessee pursuant to this Section 19.02 shall be made directly to Lessee, in each case in immediately payable funds at such bank or to such account as specified by the payee in written directions to the payor, or, if no such directions shall have been given, by check of the payor payable to the order of the payee and mailed to the payee by certified mail, postage prepaid at its address as set forth in this Lease. Any amount payable under this Section 19.02. that is not paid when due shall bear interest at the Default Rate.

     (g) Verification. At Lessee's request, the amount of any indemnity payment by Lessee pursuant to this Section 19.02 or any payment by a Tax Indemnitee to Lessee pursuant to this Section 19.02 shall be verified by the certified public accountant who regularly prepares the tax returns for such Tax Indemnitee, who shall verify and certify in writing the accuracy of the Tax Indemnitee's computations. Notwithstanding the foregoing, Lessor may request verification by a separate nationally recognized United States or international accounting firm selected by the Tax Indemnitee and reasonably acceptable to Lessee. The person or persons required to perform such verification (the "Verifier") shall be asked to verify, after consulting with the Tax Indemnitee, whether the Tax
Indemnitee's computations are correct and to report its conclusions to both Lessee and the Tax Indemnitee. Each Tax Indemnitee and Lessee hereby agrees to provide the Verifier with all information and materials as shall be reasonably necessary or desirable in connection therewith; provided, however, that in no case shall the Verifier or any other Person be entitled to see the tax returns or the books and records of the Tax Indemnitee other than necessary excerpts thereof with respect to which the Verifier or such other Person has agreed to treat as confidential under an agreement in form and substance acceptable to the Tax Indemnitee. The fee of such Verifier (if such Verifier is an independent accounting firm) shall be paid by Lessee unless such verification discloses an error adverse to Lessee of 10% or more of the amount determined by such Verifier, in which case such fees shall be paid by the applicable Tax Indemnitee. The Verifier shall be requested to make its determination within thirty (30) days of its appointment. In the event such Verifier shall determine that such computations are incorrect, then such Verifier shall determine what it believes to be the correct computations. Notwithstanding anything herein to the contrary, the sole responsibility of the Verifier shall be to verify the computations of the amount payable; interpretations of this Agreement or any other Operative Documents are not within the scope of such Verifier's responsibilities.

     (h) Forms etc. Each Tax Indemnitee agrees to furnish to Lessee from time to time, at the written request and expense of Lessee, such duly executed and properly completed forms as may be necessary or appropriate in order to claim any reduction of or exemption from any withholding or other Tax imposed by any taxing authority in respect of any payments otherwise required to be made by Lessee, as the case may be, pursuant to this Lease, which reduction or exemption is available to such Tax Indemnitee; provided that no Tax Indemnitee shall have any obligation to comply with any request or take any other action pursuant to this Section 19.02(h) if in order to comply with such request or take such action the Tax Indemnitee would be required to make any inaccurate statement or would be exposed (in Tax Indemnitee's good faith opinion) to any cost or expense for which Lessee shall not have agreed to indemnify such Tax Indemnitee or would subject such Tax Indemnitee to any material risk of audit of Taxes not subject to indemnity hereunder.

     (i) Non-Panics. If any Tax Indemnitee is not a party to this Lease, Lessee may require the Tax Indemnitee, before making any payment to such Tax Indemnitee under this Section 19.02, to provide the Lessee in writing with an agreement executed by the Tax Indemnitee, as follows:

          In consideration of the rights of the undersigned to payments from the Lessee pursuant to Section 19.02 of the Lease Agreement, dated as of June 1, 2000, between the Lessor thereof and the Lessee thereof, the undersigned hereby agrees and covenants that it is a "Tax Indemnitee" for the purposes of and shall be subject to the terms and conditions of Section 19.02 of the Lease and will make all payments and take such other actions as are required under Section 19.02 of the Lease.

     (j) Filings. If any report, return or statement (a "Filing") is required to be filed with respect to any Tax that is subject to indemnification under this
Section 19.02 and, Lessee shall promptly provide notice to the appropriate Tax Indemnitee and, if permitted by Applicable Laws to do so, Lessee shall timely file or cause to be filed such Filing with respect to such Tax (except for any such Filing that a Tax Indemnitee has notified Lessee in writing that such Tax Indemnitee intends to file a copy of which shall be promptly furnished to Lessee after filing) and will (if ownership of the Property or any part thereof or interest therein is required to be shown on such Filing) show the ownership of the Property in the name of Lessor or the Head Lessor, as the case may be, and send a copy of such Filing to the appropriate Tax Indemnitee, and Tax Indemnitee shall furnish Lessee, at Lessee's request, with such information, not within the control of Lessee, as is in such Tax Indemnitee's control or is reasonably available to such Tax Indemnitee and necessary to file such Filing; provided, however Lessee shall pay all reasonable out-of-pocket expenses of the Tax Indemnitee in connection therewith. If Lessee is not permitted by Applicable Laws to file any such Filing, Lessee will promptly notify the appropriate Tax Indemnitee of such requirement in writing and prepare and deliver to the appropriate Tax Indemnitee a proposed form of such Filing within a reasonable time, and in all events at least fifteen (15) days prior to the time such Filing is required to be filed. In the case of any Filing either required to reflect items in addition to Taxes imposed on or indemnified against by the Lessee under this Section 19.02 or which the Tax Indemnitee has notified Lessee in writing that it will prepare and file, Lessee shall, upon the written request of such Tax Indemnitee, provide such Tax Indemnitee with such information as is within Lessee's reasonable control or access with respect to such Filing. Lessee shall hold each Tax Indemnitee harmless from and against any liabilities, including, but not limited to penalties, additions to tax, fines and interest, arising out of any insufficiency or inaccuracy in any such Filing, if such insufficiency or inaccuracy is attributable to Lessee. Lessee agrees to provide the Lessor with evidence of the payment of all ad valorem property and other similar Taxes with respect to the Property or any portion thereof within thirty (30) days of the date that each such Tax shall become due.

     Section 19.03 Special Tax Indemnity.
                   ----------------------

     (a) Representations, Warranties and Covenants. Lessee hereby represents, warrants and covenants to each of Head Lessor and Lessor as follows: (i) under current law, neither the Property as a whole nor the Equipment constitutes "limited use property" within the meaning of Revenue Procedure 76-30, 1976-2C.B. 647; (ii) neither Lessee nor any Affiliate will claim any depreciation or cost recovery deductions with respect to the Property or any portion thereof, and has taken or will take any other action in connection with filing its or their federal income tax returns that would be a primary factor resulting in a Loss or Inclusion (in each case, as defined in Section 19.03(b) below); (iii) as of the Closing Date with respect to the (I) Improvements and Fixtures and (II) the Equipment, such property will not require any improvement, modification or addition in order to be rendered complete for its intended use by Lessee; (iv) all written information supplied, caused to be supplied or to be supplied to any appraiser by or on behalf of Lessee or any Affiliate of Lessee with respect to the Property or any portion thereof was or will be, as the case may be, true and accurate when supplied; and (v) at no time during the Term will the Property or any portion thereof constitute "tax-exempt use property" within the meaning of
Section 168(h) of the Code.

     (b) Indemnity Payment Conditions. If, by reason of any act or omission of Lessee or by any other Person in possession of the Property or any portion thereof or by reason of the inaccuracy or breach by Lessee of any of the representations, warranties and covenants contained in this Section 19.03, any anticipated depreciation deductions are lost, disallowed, eliminated, reduced, recaptured, compromised, delayed or otherwise made unavailable to Lessor (or Head Lessor with respect to the Equipment), as the case may be, (a "Loss") or Lessor or Head Lessor incurs a tax detriment because it is required to include amounts in income other than Anticipated Lease Income (an "Inclusion"), Lessee shall, upon notice from Lessor or Head Lessor promptly pay such Person on demand in immediately available funds, as an indemnity an amount which, on an After-Tax Basis, shall be equal to the sum of (x) the increase in federal, state and local income tax liability for the respective taxable year attributable to such Loss or Inclusion plus (y) the amounts of interest, penalties and additions to tax (including, without limitation, any additions to tax because of underpayment of estimated tax), which are assessed against Lessor or Head Lessor for such taxable year by the Internal Revenue Service ("IRS") or any relevant state, local or foreign taxing authority and which are attributable to such Loss or Inclusion.

     (c) Right to Contest. Lessor or Head Lessor (in each case, the "Tax Party") shall notify Lessee in writing of any actual or proposed claim, adjustment or other action of any tax authority received by such Tax Party in writing with respect to which Lessee may be required to provide indemnification under this
Section 19.03 ("Proposed Adjustment") (but failure of any Tax Party to so notify Lessee shall not relieve Lessee of its obligations hereunder except to the extent that Lessee is precluded from any contest and actually and materially harmed thereby). If Lessee shall request in writing within thirty (30) days after such Tax Party's notice described above that the Proposed Adjustment be contested (or such shorter period in which the Tax Party may be required to take action), such Tax Party shall contest the Proposed Adjustment; provided, however, that: (i) prior to taking such action, Lessee shall have furnished such Tax Party with an opinion of independent tax advisor chosen by Lessee and reasonably acceptable to such Person, to the effect that such Person has a reasonable possibility of success in contesting the claim; (ii) prior to taking such action, Lessee shall have (A) acknowledged its obligation to indemnify such Tax Party hereunder in the event such Person does not prevail in such contest and (B) agreed to reimburse such Person, promptly on demand, all costs and expenses that such Person may incur in connection with contesting such claim, including without limitation reasonable attorneys' and accountants' fees and expenses; (iii) no Lease Event of Default shall exist and be continuing, (iv) such Person shall not be obligated to contest any proposed amount that is less than $25,000.00; and (v) such Person shall in all events control the contest, and Lessee shall not have any right to inspect the books and records of such Person, but shall have reasonable opportunity to review and comment on portions of documentation, protests, memoranda or briefs relating exclusively to a Proposed Adjustment. In the event such Tax Party shall pay the tax claimed and then seek a refund, such Person may require Lessee to advance funds sufficient to pay the tax that would be indemnified by Lessee hereunder if the claim were resolved adversely to such Person, in which case, to the extent the refund claim is successful, such funds received form the taxing authority an attributable thereto, to the extent not required to be applied to an indemnity payable hereunder, shall be refunded to Lessee. Notwithstanding anything to the contrary in this Section 19.03(c) such Tax Party may at any time decline to take any further action with respect to a Proposed Adjustment or may settle any contest without the consent of Lessee; provided, however, that if Lessee shall have duly complied with all the terms of this Section 19.03(c), and Lessee shall reasonably withhold in writing its consent to all or part of such assessment or settlement based upon its evaluation of the merits, Lessee shall not be obligated to indemnify such Tax Party for the portion of such assessment or settlement to which Lessee has reasonably withheld its consent.

     (d) Consolidated Group. In the case of any flow-through entity, "Lessor" shall include the member or other equity owners of Lessor required to report the gross or net income of Lessor and/or other items of income, expense, deduction and credit with respect thereto, and "Lessor," "Head Lessor" and respective owners thereof shall include the consolidated group of which any such Person is a part for income tax purposes.

     Section 19.04. Withholdings.
                    -------------

     Notwithstanding anything herein to the contrary, Lessee agrees that each payment of Rent shall be free and clear of, and without deduction for any withholdings of any nature whatsoever unless required by Applicable Law. If any deduction or withholding is required with respect to a payment of Rent by Lessee, Lessee shall pay an additional amount such that the net amount actually received by the Tax Indemnitee, after deduction or withholding, will be equal on an After-Tax Basis to all such amounts that would be received by the Tax Indemnitee if no such deduction or withholding had been required; provided, that the Lessee shall not be obligated to pay any additional amount pursuant to this
Section 19.04 if due to the failure of a Tax Indemnitee to comply with Section 19.02(h) to relief or exemption from such withholding tax on Rent.

     Further, notwithstanding anything to the contrary contained, Lessee agrees that each payment under the Debt Documents and under the Head Lease shall be free and clear of, and without deduction for, any withholdings of any nature whatsoever. If any deduction or withholding is required with respect to a payment under the Debt Documents or under the Head Lease, Lessee shall pay an additional amount such that the net amount actually received by the Tax Indemnitee, after deduction or withholding, will be equal on an After-Tax Basis to all such amounts that would be received by the Tax Indemnitee if no such deduction or withholding had been required; provided, that the Lessee shall not be obligated to pay any additional amount pursuant to this Section 19.04 if due to the failure of a Tax Indemnitee to comply with Section 19.02(h) as a precondition to relief or exemption from such withholding tax or deduction.

     Section 19.05. Survival.
                    ---------

     Notwithstanding  anything  herein to the contrary,  the  provisions of this
Article XIX shall survive the earlier termination of this Lease and the right to collect any other payment that shall have occurred but shall be unpaid by the Lessor hereunder or under any Operative Document shall survive the earlier termination of this Lease and each other Operative Document.


                                   ARTICLE XX

                      LESSEE REPRESENTATIONS AND WARRANTIES

     Section 20.01. Representations and Warranties.
                    -------------------------------

     Lessee represents and warrants to Lessor and each Participant that the following are true and correct as of the date hereof:

     (a) Due Organization. Lessee is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Lessee has the corporate power and authority to conduct its business as now conducted, to own or hold under lease its property and to enter into and perform its obligations under the Operative Documents to which it is or is to become a party, and the Lessee further has the authority to lease the Property under this Lease. Lessee is duly qualified to do business and is in good standing as a foreign corporation in the jurisdiction in which the Property is located and Lessee in each other jurisdiction where the failure to so qualify would have a material adverse effect on its ability to perform its obligations under the Operative Documents to which it is a party.

     (b) Due Authorization: No Conflict. Each of the Operative Documents to which Lessee is a party has been duly authorized by all necessary corporate action on the part of Lessee and has been duly executed and delivered by Lessee, and the execution, delivery and performance thereof by Lessee will not, (i) require any approval of the stockholders of Lessee or any approval or consent of any trustee or holder of any indebtedness or obligation of Lessee, other than such consents and approvals as have been obtained, (ii) contravene any Applicable Law binding on Lessee or (iii) contravene or result in any breach of or constitute any default under Lessee's charter or by-laws or other organizational documents, or any indenture, judgment, order, mortgage, loan agreement, contract, partnership or joint venture agreement, lease or other agreement or instrument to which Lessee is a party or by which Lessee is bound, or result in the creation of any Lien (other than pursuant to the Operative Documents) upon any of the property of Lessee.

     (c) Governmental Actions. All Governmental Action and other consents, approvals, waivers, registrations, authorizations and other action required or necessary pursuant to any legal requirement or contract, indenture, instrument or agreement to which Lessee is a party or its property is bound in connection with the execution, delivery and performance by Lessee of the Operative Documents to which it is a party, has been obtained, given or made.

     (d) Enforceability. Each of the Operative Documents to which Lessee is or is to become a party constitutes the legal, valid and binding obligation of Lessee, enforceable against Lessee in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, moratorium, fraudulent conveyance, insolvency, equitable principles or other similar laws affecting the enforcement of creditors' rights in general.

     (e) Investment Company. Lessee is not an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (f) Securities Act. None of Lessee, any Affiliate thereof or any agent of the foregoing has offered any interest in the Property or the Lease, or any securities of Lessee to, or solicited any offer to acquire any of the same from, any Person, in violation of Section 5 of the Securities Act, nor has it authorized any Person to take any such action, and none of Lessee, any Affiliate thereof or any agent of the foregoing has taken any action that would subject any interest in the Property, the Notes, the Lessor or the Lease to the registration requirements of Section 5 of the Securities Act. Nothing herein is intended to imply or shall be construed to suggest that the interests in Lessor constitute securities.

     (g) Environmental Matters. Except as disclosed in the Environmental Reports and further described in Schedule 20.01(g), (i) Lessee has complied and is now complying in all material respects with all Environmental Laws, and no permits under Environmental Laws are required to mortgage, lease or transfer the Property or to operate the Property in the manner in which the Property is currently operated (other than permits that have already been issued and are in full force and effect or for which application has been submitted or will be submitted within 30 days of the Closing Date); (ii) there are no known circumstances that may interfere in any material respect with Lessee's ability to operate and maintain the Property as contemplated by the Operative Documents in compliance with applicable Environmental Laws or that may give rise to any liability under applicable Environmental Laws; (iii) there are no pending or, to the Actual Knowledge of Lessee, threatened Claims against Lessee (with respect to the Property) or the Property itself with respect to Environmental Laws; (iv) during Lessee's occupancy of the Property there have been no known Releases on or from the Property in violation of applicable Environmental Laws and such Property is, to the Actual Knowledge of Lessee, free from all contamination in material violation of Environmental Laws arising from, relative to, or resulting from any Hazardous Materials; (v) to Lessee's knowledge after due inquiry, there are not now any underground storage tanks or incinerators located at, on or under the Property; (vi) to the Actual Knowledge of Lessee there is no asbestos contained in, forming part of or contaminating any part of the Property that could reasonably be expected to result in a material liability under any Environmental Laws; (vii) to the Actual Knowledge of Lessee no polychlorinated biphenyls (PCBs) are used, stored, located at or contaminate any part of the Property that could reasonably be expected to result in a material liability under any Environmental Laws; and (viii) to the Actual Knowledge of Lessee there exists no condition affecting the Property, the improvements, or Lessee that could reasonably be expected to result in a material liability under any Environmental Laws.

     (h) Bankruptcy. No bankruptcy, reorganization, arrangement or insolvency proceedings are pending, threatened or contemplated by Lessee or any Affiliate thereof, and neither Lessee nor any Affiliate has made a general assignment for the benefit of creditors.

     (i) No Lease Event of Default. No Lease Default or Lease Event of Default exists.

     (j) ERISA. No member of the ERISA Group sponsors, maintains, contributes to or is required to contribute to any pension plan subject to Title IV of ERISA and no member of the ERISA Group has at any time in the past sponsored, maintained, contributed to or been required to contribute to any such plan.

     (k) Necessary Real Property. Lessee and each of its Subsidiaries has good record and marketable title in fee simple to, or valid leasehold interest in, all real property necessary or used in the ordinary conduct of its business except to the extent such failure of title or interest would not have a Material Adverse Effect.

     (1) Tax Filings. Each of the Lessee and its Subsidiaries has filed all Federal and other tax returns and reports required to be filed by it having amounts to be reported by it (whether gross, net or otherwise) in excess of $100,000 and has paid all Federal and other taxes, assessments, fees and other governmental charges levied or imposed upon it or its properties, income or assets otherwise due and payable in an amount in excess of $200,000, except those which are being or will be contested in good faith by appropriate proceedings, and no notice of lien has been filed or recorded.

     (m) Patents, Trademarks. Each of Lessee and its Subsidiaries owns or is licensed or otherwise has the right to use all patents, trademarks, service marks, trade names, copyrights, franchises, authorizations and other intellectual property rights that are reasonably necessary for the operation of its businesses, without known conflict with rights of any other Person, other than conflicts, either individually or in the aggregate, which could not reasonably be expected have a Material Adverse Effect. Except as specifically disclosed in Schedule 20.01(m), no claim or litigation regarding any of the foregoing is pending, or to the knowledge of Lessee, threatened, which, in either case, could reasonably be expected to have a Material Adverse Effect.

     (n)  Progeny-Related  Representations  and Warranties.  With respect to the
Property:

          (i) The Property and the Improvements and the intended use thereof by Lessee and those claiming by, through or under Lessee, comply in all material respects with all Applicable Laws, including without limitation restrictive covenants, conditions, zoning ordinances, subdivision and building codes, flood disaster laws, applicable Environmental Laws and all other ordinances, orders or legal requirements issued by any state, federal or municipal authorities having jurisdiction over the Property. The Property is not part of a tax parcel covering any real estate other than the Property. The Property and the Improvements do not require (or have necessary easements or appurtenant rights) any rights over, or restrictions against, other property in order to comply with any of the aforesaid governmental ordinances, orders or requirements.

          (ii) All utility services necessary and sufficient for the use, occupancy, and operation of the Property for its intended purposes are available to the Property, including water, storm sewer, sanitary sewer, gas or propane (if applicable), electric and telephone facilities, through public rights-of-way or perpetual private easements.

          (iii) All streets, roads, highways, bridges and waterways necessary for access to and full use, occupancy, and operation of the Property for its current use and purposes have been completed, have been dedicated to and accepted by the appropriate municipal authority (if applicable) and are open and available to the Property and the Improvements without further condition or cost to Lessor.

          (iv) All curb cuts, driveways and traffic signals located on the Property and shown on the survey delivered to Lessor prior to the execution and delivery of this Lease and material to the use and value of the Property for its intended purposes are existing and have been fully approved by the appropriate Governmental Authority.

          (v) The Improvements and Fixtures are structurally sound, and the Improvements, the Fixtures and the Equipment are in good repair and free of material detects in materials and workmanship and have been constructed and installed in substantial compliance with the plans and specifications relating thereto. All major building systems located within the Improvements, including, without limitation, the heating and air conditioning systems and the electrical and plumbing systems, are in good working order and condition.

          (vi)  There  are  no  security  agreements  or  financing   statements
     affecting the Property other than Permitted Liens.

          (vii) No pan of the Property has been taken in Condemnation, eminent domain or like proceeding nor is any such proceeding pending or, to
     Lessee's   Actual   Knowledge   and  belief,   threatened   in  writing  or
     contemplated.

          (viii) There are no other leases, subleases or licenses (other than the Lease and Permitted Encumbrances) in existence in connection with the Property.

          (ix) There is a valid permanent Certificate of Occupancy or its equivalent, in each case issued and outstanding for all Improvements.

          (x) The Permitted Encumbrances, individually and in the aggregate, do not materially adversely affect the use of the Property or materially interfere with the current use or operation of the Property.

          (xi) There are no unpaid charges, debts, liabilities, claims or obligations arising from or in connection with the construction, development, occupancy, ownership, use or operation of the Property which could give rise to a construction, mechanic's or materialmen's lien or other statutory lien against all or a portion of the Property, except as relate to work to be paid, and which will be paid, prior to becoming delinquent, by Lessee in the ordinary course of business.

          (xii) There are no material suits, actions, writs, decrees, injunctions, orders, judgments, claims or proceedings pending or, to the Actual Knowledge of Lessee, threatened or contemplated, against, arising out of, or relating to the Property.

          (xiii) To the Actual Knowledge of Lessee, all information, books, records and other documents regarding the Property and the Lessee heretofore delivered to Lessor by Lessee or its agents, when taken as a whole, are true and correct in all material respects, fairly present the information contained in such documents as of the date thereof and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not materially misleading.

          (xiv) Other than Werner Enterprises ("Oral Licensee"), which is Lessee's primary carrier and which uses the portion of the Property known as shop maintenance, to the Actual Knowledge of Lessee, there are no adverse or other parties in possession of the Property. Lessee shall deliver a subordination letter on the Closing Date pursuant to which the Oral Licensee acknowledges and agrees that its interest in the Property is terminable at will and without advance notice and is subject and subordinate to the interests of all Persons arising under the Operative Documents.

          (xv) Upon execution and delivery of the Lease (i) the Lessee will have unconditionally accepted the Property subject to the Lease and will have a valid and existing leasehold interest in the Property, subject only to Permitted Liens, and (ii) no offset will exist with respect to any Rent or other sums payable under the Lease.

     (o) Insurance. The properties of Lessee and its Subsidiaries are insured with financial sound and reputable insurance companies, in such amounts and with such deductibles covering such risks as are customarily carried by companies engaged in similar businesses and owning similar properties in localities where Lessee or such Subsidiaries operate (after giving effect to self-insurance permitted hereunder).

     (p) Financial Statements. The most recent audited financial statements of Lessee and its consolidated Subsidiaries (i) were prepared in accordance with GAAP consistently applied throughout the period covered thereby, except as otherwise expressly noted therein; (ii) are complete and accurate and fairly present the financial condition of Lessee and its consolidated Subsidiaries as of the dates thereof and results of operations for the periods covered thereby; and since January 28, 2000 there have been no changes in the business, operations, property or financial or other condition of Lessee and its Subsidiaries on a consolidated basis that could reasonably be expected to have a Material Adverse Effect.

     (q) Location of Office. The principal place of business, chief executive office and office of the Lessee where the documents, accounts and records relating to the transactions contemplated by this Agreement and each other Operative Document are kept are located at 100 Mission Ridge, Goodlettsville, TN 37072, and the state of organization of Lessee is Tennessee.

     (r) No Litigation. Except as disclosed in Schedule 20.01(r), there is no litigation against any Lessee or any of its Subsidiaries that could reasonably be expected to have a Material Adverse Effect.

     Section 20.02. Defense of Title.
                    -----------------

     If, while the Debt Documents and the Head Lease are in force, the title to the Mortgaged Property, the Equipment or the interest of the Holders, Agent or Head Lessor shall be the subject of any action at law or in equity, or be attacked, or endangered, clouded or adversely affected in any material manner, Lessee, at Lessee's expense, shall take all necessary and proper steps for the defense of said title or interest, including the employment of counsel selected by Lessee and approved by the Agent (and/or the Head Lessor as provided in the Intercreditor Agreement), the prosecution or defense of litigation, and the compromise or discharge of claims made against said title or interest; provided, however, that Lessee shall not be required to defend such title or interest to the extent the claim against such title or interest was caused by any act or acts of the Holders, Agent, Servicer, the Head Lessor or Lessor. Notwithstanding the foregoing, in the event that the Agent (and/or the Head Lessor to the extent related to the Equipment), acting in good faith, determines that Lessee is not adequately performing its obligations under this Section 20.02, the Agent (and/or the Head Lessor to the extent related to the Equipment) may, without limiting or waiving any other rights or remedies, after giving five (5) Business Days' notice to Lessor and Lessee, take such steps with respect thereto as the Agent (and/or the Head Lessor to the extent related to the Equipment) shall deem necessary or proper and any reasonable out-of-pocket costs and expenses incurred by the Agent (and/or the Head Lessor to the extent related to the Equipment) in connection therewith, together with interest thereon at the Default Rate from the date incurred by the Agent (and/or the Head Lessor as provided in the Intercreditor Agreement) until actually paid by Lessee, shall be immediately paid by Lessee on demand and shall be an obligation under this Lease.

     Notwithstanding anything herein to the contrary, no Person shall be entitled to take action that shall be binding on the Lessor, in the case of its interest in the Real Property without the consent of the Holders, and in the case of the Equipment without the consent of the Head Lessor. Each of the Persons referred to above agree to cooperate with the Lessee at its cost, expense and risk in the prosecution or defense of a Claim under applicable title insurance.

     Section 20.03. Certain Covenants of Lessee.
                    ----------------------------

     Lessee hereby covenants and agrees with each Participant, that, from and after the date of this Lease until the Lessee Obligations are paid in full:

     (a)  Financial  and  Other  Information.   Lessee  shall  deliver  to  each
Participant the following financial and other information:

          (i) Quarterly Statements -- within 45 days after the end of each quarterly fiscal period in each fiscal year of Lessee (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of

               (A) a consolidated balance sheet of Lessee as at the end of such quarter, and

               (B) consolidated statements of income, changes in shareholders' equity (to the extent prepared) and cash flows of Lessee, for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by an Authorized Officer as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments, provided that delivery within the time period specified above of copies of Lessee's Quarterly Report on Form l0-Q, if any, prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this Section 20.03;

          (ii) Annual Statements -- within 90 days after the end of each fiscal year of Lessee, duplicate copies of.

               (A) a consolidated balance sheet of Lessee and its subsidiaries, if any, as at the end of such year, and

               (B) consolidated statements of income, changes in shareholders' equity and cash flows of Lessee and its subsidiaries, if any, for such year,

setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by an opinion thereon of independent certified public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, provided that the delivery within the time period specified above of Lessee's Annual Report on Form 10-K for such fiscal year (together with Lessee's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, if any, shall be deemed to satisfy the requirements of this Section 20.03(b).


     (b) Consolidation, Merger, Sale, etc. Lessee shall not consolidate with any Person, merge into any Person, or convey, transfer, lease or otherwise dispose of to any Person all or substantially all of its assets in any single transaction (or series of related transactions), unless:

          (i) in each case, such Person (the "Surviving Corporation") shall be a corporation or organization organized under the laws of the United States of America, a state or commonwealth thereof or the District of Columbia and shall have assumed in writing each obligation, and succeeded to each right, of Lessee under the Operative Documents to which Lessee is a party;

          (ii) no Lease Default or Lease Event of Default shall exist prior to or after giving effect to such transaction;

          (iii) the Surviving Corporation shall have delivered to each of the Participants (including the Agent) an Officers' Certificate stating that such transaction complies with the terms and conditions of this Section 20.03(b) and that all Governmental Action, if any, required prior to the consummation of such transaction in connection with such transaction have been obtained unless the failure to obtain such Governmental Action would not have a Material Adverse Effect on the ability of the Surviving Corporation to perform its obligations under the Operative Documents; and the Surviving Corporation shall represent and warrant to each of the Participants and shall have caused to be delivered to each of the Participants an opinion of counsel, in form and substance reasonably
     satisfactory  to  each  of  the   Participants,   that  (x)  the  Surviving
     Corporation is a corporation in good standing in the state of its incorporation; (y) all documents executed and delivered by Surviving Corporation pursuant to this Section 20.03(b) have been duly authorized, executed and delivered by the Surviving Corporation and constitute the valid, legal and binding obligations of Surviving Corporation; and (z) all of the Operative Documents to which Lessee is a party will, upon the consummation of such transaction, be the valid, legal and binding obligations of Surviving Corporation, subject in each case to customary exceptions for creditors' rights as well as such other customary exceptions as were contained in the legal opinions delivered concurrently with the execution and delivery of the Lease and the other Operative Documents being executed and delivered as of the date hereof;

          (iv) Upon the consummation of such transaction, the Surviving Corporation, if other than Lessee, shall succeed to, and be substituted for, and may exercise every right and power of, Lessee immediately prior to such transaction under each Operative Document to which Lessee was a party immediately prior to such transaction, with the same effect as if the Surviving Corporation had been named herein and therein.

          (v) After giving full effect to the transaction, the Surviving Corporation shall have a Lessee's Adjusted Net Worth at least equal to the Lessee's Adjusted Net Worth prior to the consummation of such transaction and a senior long-term unsecured debt rating by the Rating Agencies at least equal to the following:

               (A) if Lessee's senior long-term unsecured debt rating prior to such transaction is higher than or equal to A- by Standard & Poor's, or the equivalent by Moody's, then the Surviving Corporation's post-merger senior long-term unsecured debt rating must be equal to or higher than BBB+ by Standard & Poor's or the equivalent by Moody's;

               (B) if Lessee's senior long-term unsecured debt rating prior to the merger is equal to or less than BBB+ by Standard & Poor's or the equivalent by Moody's, then the Surviving Corporation's post-merger senior long-term unsecured debt rating must be no less than the next lower level then the pre-merger rating, but in no event lower than BBB- by Standard & Poor's or the equivalent by Moody's, provided, however, if the Lessee's senior long-term unsecured debt rating prior to the merger is below Investment Grade, then the Surviving Corporation's post-merger long-term unsecured debt rating shall be no lower than the Lessee's senior long-term unsecured debt rating prior to the merger; and

               (C) if Lessee is unrated prior to the merger, then the Surviving Corporation shall have an Adjusted Net Worth equal to the pre-merger Adjusted Net Worth of Lessee.



                                   ARTICLE XXI

                             [INTENTIONALLY OMITTED]



                                  ARTICLE XXII

                LESSOR REPRESENTATIONS, WARRANTIES AND COVENANTS

     Section 22.01. Representations and Warranties
                    ------------------------------

     The Lessor represents and warrants to Lessee and each Participant that the following are true and correct as of the date hereof:

     (a) Due Organization. Lessor is a Delaware limited liability company and is duly organized and validly existing and in good standing under the laws of the State of Delaware and the jurisdiction in which the Property is located and has the power and authority to enter into and perform its obligations under each of the Operative Documents to which it is a party.

     (b) Due Authorization; No Conflict. Each of the Operative Documents to which Lessor is a party has been duly authorized by all necessary action on the part of Lessor and has been duly executed and delivered by Lessor and the execution, delivery and performance thereof by Lessor will not (i) require any approval of the membership of Lessor, other than approvals as have been obtained, (ii) contravene any Applicable Law binding on Lessor or (iii) contravene or result in a breach of or constitute a default under Lessor's organizational documents or operating agreement, or any indenture, judgment, order, mortgage, Note Purchase Agreement, contract, lease or other agreement or instrument to which Lessor is a party or by which Lessor is bound, or result in the creation of any Lien (other than pursuant to the Operative Documents) upon any of the property of Lessor.

     (c) Governmental Actions. All Governmental Actions and other consents, approvals, waivers, registrations, authorizations and other action required or necessary or prudent pursuant to any legal requirement or contract, indenture, instrument or agreement to which Lessor is a party or its property is bound in connection with the execution, delivery and performance by Lessor of the Operative Documents to which it is a party, has been obtained, given or made.

     (d) Enforceability. Each of the Operative Documents to which Lessor is or is to become a party constitutes the legal, valid and binding obligation of Lessor, enforceable against Lessor in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, moratorium, fraudulent conveyance, insolvency, equitable principles or similar laws affecting the enforcement of creditors' rights in general.

     (e) Investment Company. Lessor is not an "investment company" or a company "controlled by" an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

     (f) No Litigation. There is no action or proceeding pending or, to Lessor's knowledge, threatened, to which it is or will be a party.

     (g) Use of Proceeds. Except as expressly contemplated by the Operative Documents, the proceeds of the Loans from the Holders shall not be used by Lessor for any purpose other than to finance the acquisition of the Lessor's purchase of the Property (excluding the Equipment), and fees, expenses and other disbursements related thereto and the transactions contemplated by the Operative Documents.

     (h) Securities Matters. Neither Lessor, nor any Person authorized by Lessor to act on its behalf has offered or sold any membership in Lessor, the Notes or in any other security, the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person, other than in the case of the membership interests of Lessor, First Union Development Corporation, and in the case of the Notes, the Agent and the Holders; and neither Lessor nor any Person authorized by Lessor to act on its behalf will take action that would subject, as a direct result of such action alone, the issuance or sale of any of the aforementioned securities to the provisions of Section 5 of the Securities Act.

     (i) Principal Place of Business. Lessor's principal place of business, chief executive office and the office where the documents, accounts and records relating to the transactions contemplated by this Lease and each other Operative Document are kept are located at One First Union Center, TW-6, Charlotte, NC 28288-0166, Attn: Abizar Rangwala, Vice President, facsimile number (704) 383-8108, with a copy to: Timothy Danello, Senior Vice President and Assistant General Counsel, First Union Corporation, 301 South College Street, NC0630, Charlotte, NC 28288-0630, facsimile number (704) 383-0649.

     (j) Lessor Liens. The Property is free and clear of all Lessor Liens other than any Lessor Liens contemplated by the Operative Documents.

     (k) Single Purpose Entity. Lessor is a Single Purpose Entity.

     Section 22.02. Lessor Covenants.
                    -----------------

     (a) No Amendment. Without the consent of Lessee, Agent and Head Lessor, Lessor shall not cause or permit an amendment to the articles of organization or operating agreement of Lessor, except for amendments of a purely ministerial or administrative nature.

     (b) Transfer. Except as provided below, without the consent of the Lessee, Agent and Head Lessor, Lessor shall restrict each member of Lessor from transferring all or any portion of its right, title and interest in and to the Lessor unless:

          (i) such  transferee  is a United  States person within the meaning of
     Section 7701(a)(30) of the Code or otherwise is exempt from U.S. federal income tax withholding requirements as of the date of transfer;

          (ii) no transferee shall be or shall have been in a lawsuit or other adversarial proceeding against Lessor, Agent, any Holder or any Affiliate of the foregoing within the immediately preceding ten (10) year period prior to the transfer;

          (iii) such transferee shall execute a joinder, assumption agreement or the operating agreement of Lessor pursuant to which it agrees to undertake all covenants and obligations of the transferor arising after the date of such transfer, including without limitation those obligations arising under the Indemnity Agreement, and agrees to be bound by the restrictions on transfers set forth in this Section 22.02;

          (iv) such transfer will not contravene or violate any Applicable Law, including the Securities Act;

          (v) the transferor shall have given at least ten (10) days' prior notice to Lessee, Agent and Head Lessor of such transfer; and

          (vi) at the date of any transfer, the transferor shall certify to each of Lessee, Agent and Head Lessor that the conditions to the proposed transfer prescribed by this Section 22.02 to be met by the transferor or the transferee respectively, have been satisfied.

     (c) Tax Matters. Lessor covenants that its status shall not result in a Loss or Income Inclusion to Head Lessor, and Lessor shall not take any action that would result in the inaccuracy of any representations and warranties contained in Section 19.03(b) if such representations and warranties were deemed to have been made by it.


                                  ARTICLE XXIII

                           SUBSTITUTION OF PROPERTIES

     Section 23.01. Criteria for a Substitute Property.
                    -----------------------------------

     Subject to the following conditions, Lessee shall have the right as described in Section 12.01(c) to offer to Lessor to substitute under this Lease the Property after a Casualty. In any such instance in which Lessor has accepted such offer, Lessee may withdraw from this Lease the Property (for purposes of this Article, a "Withdrawn Property"), and substitute therefor a Substitute Property, such right on the pan of Lessee shall be subject to Section 21.02 and the following:

     (a) the Fair Market Sales Value and Fair Market Rental Value of the Substitute Property (taking into account individually in such determination the separate property that will comprise the Equipment, which must have a Fair Market Sales Value, Fair Market Rental Value, utility and remaining useful life as the portion of the Equipment constituting a portion of the Withdrawn Property) (assuming compliance with the Lease) must be at least equal to the Fair Market Sales Value and Fair Market Rental Value of the Withdrawn Property as of the date immediately preceding the date of Casualty or Condemnation (assuming compliance with the Lease and assuming that it is unencumbered by this Lease), which Fair Market Sales Values and Fair Market Rental Values shall be as determined by the Appraisal Procedure;

     (b) the Fair Market Sales Value (Dark) of the Substitute Property must be at least equal to the Fair Market Sales Value (Dark) of the Withdrawn Property as of the scheduled maturity date of the Notes, which Fair Market Sales Value
(Dark) shall be as determined by the Appraisal Procedure;

     (c) the remaining useful life of the Substitute Property shall be at least equivalent to the remaining "useful life" of the Withdrawn Property (which shall be separately determined with respect to any Head Lessor Property), as determined by the Appraisal Procedure (and calculated prior to the Event of Loss and assuming compliance with this Lease);

     (d) to the extent not considered by the Appraisal Procedure, the Substitute Property and each component thereof shall be free of any liabilities, title defects, and other conditions that would adversely affect such Substitute Property's fair market value;

     (e) notwithstanding anything to the contrary contained herein, in no event shall Lessee have the right to offer to substitute a Substitute Property for the Property if a Lease Event of Default exists or a Lease Default shall have occurred and be continuing or giving effect to the substitution will occur or if such substitution would adversely affect any rights of any parties having an interest in the residual value insurance policy issued by FSL Group in connection with the closing of the Overall Transaction;

     (f) the transaction shall constitute a tax-free exchange under Section 1031 of the Code which will result in no adverse tax consequence to any Indemnitee (in each case as determined by such Indemnitee) and further shall not result in any adverse accounting treatment to any Indemnitee (in each case as determined by such Indemnitee);

     (g) the exercise of ownership rights with respect to the Substitute Property by Lessor (and with respect to the Equipment constituting a portion of such Substitute Property ownership rights of Head Lessor) and the ability of Agent, Lessor and Head Lessor to exercise rights and remedies under the Operative Documents in the jurisdiction in which the Substitute Property is located shall in all respects be similar, or no less favorable, than such ability to exercise rights and remedies in the jurisdiction in which the Withdrawn Property is located;

     (h) such Substitute Property is located in the continental United States and is acceptable to the Lessor, and on the date on which the substitution is effected the Substitute Property is in a condition that complies with all applicable requirements of this Lease and the Debt Documents with respect to the Substituted Property;

     (i) the transactions contemplated in connection with the substitution of the Withdrawn Property for the Substitute Property shall not expose any Indemnitee to a risk of any Claim materially different or in excess of the risk of exposure to any such Claim with respect to the Withdrawn Property, and in no event shall expose any Indemnitee to any unindemnified Claim; and

     (j) prior to the proposed substitution Lessee shall execute and deliver to FSL Group and Agent (i) a copy of the "Phase I", environmental assessment report described in ss. 23.02(b) hereto, (ii) a copy of a final as-built survey described in ss. 23.02(e) hereto, and (iii) a copy of a title commitment issued by the relevant title insurance company, each of which shall be acceptable to FSL Group and Agent and each naming FSL Group and Agent as a party entitled to rely thereon.

     Section 23.02. Lessee and Lessor Deliveries.
                    -----------------------------

     In connection with any substitution of the Property, Lessee shall execute (where appropriate) and deliver to Lessor for Lessor's review and approval in Lessor's reasonable direction:

     (a) title insurance policies insuring Lessor's and the Agent's interest in the Substitute Property and the Mortgage Lien on such Substitute Property with no exceptions other than Permitted Liens (provided that all Permitted
Encumbrances shall be acceptable to Agent and Head Lessor), title insurance exceptions comparable to those permitted with respect to the Properties as of the Closing Date and other exceptions satisfactory to Agent, Lessor and Head Lessor;

     (b) a "Phase I" Environmental Site Assessment report in form substantially similar to the form of such report delivered to Lessor on or before the Closing Date in respect of the Properties and in substance satisfactory to Lessor;

     (c) a report by an engineering firm or consultant describing the condition of the Substitute Property, satisfactory in form and substance to Lessor;

     (d) an amendment to this Lease and any memorandum hereof duly executed and acknowledged in form and substance satisfactory to Lessor and Lessee to replace the description of the Withdrawn Property with the description of the Substitute Property and to correct Exhibit B and such other amendments as may be required to the other Operative Documents or otherwise reasonably requested by any Participant;

     (e) a copy of a final as-built survey of the Substitute Property, dated as of recent date, satisfactory in form and substance to Lessor and meeting the survey requirements employed in connection with Lessor's acquisition of the Withdrawn Property;

     (f) certificates of insurance, if any, required with respect to the Substitute Property pursuant to the terms of this Lease;

     (g) one or more appraisals by a Qualified Appraiser of the Substitute Property acceptable to Lessor and Agent and containing such opinions and covering such matters similar to those delivered in appraisals delivered on the Closing Date as Lessor and Agent may request;

     (h) a deed conveying fee title to the Substitute Property executed and delivered in favor of Lessor and in substance (with respect to warranties, if any) substantially similar to the deeds delivered to Lessor on the Closing Date with respect to the Withdrawn Property;

     (i) a bill of sale with respect to the portion of the Substitute Property constituting Equipment executed and delivered in favor of Head Lessor and in substance (with respect to warranties, if any) substantially similar to the Bill of Sale delivered to Head Lessor on the Closing Date with respect to the portion of the Withdrawn Property constituting Equipment;

     (j) a legal opinion relating to the due authorization, execution and delivery of the amendment to the Lease, deed, bills of sale and other documents required to be delivered in connection herewith, respectively, in each case substantially similar to the opinions of counsel delivered to Lessor, Agent, Head Lessor and other parties on the Closing Date;

     (k) a deed with covenants against grantor's acts and other affidavits, documents and certificates appropriate to convey the Withdrawn Property on an "as-is" basis in favor of Lessee or its designee;

     (l) a satisfaction of mortgage, a release of lien, UCC termination statements and other documents appropriate to release the Withdrawn Property from the liens created by the Debt Documents, in each case in form and substance satisfactory to the Agent in its reasonable discretion;

     (m) a bill of sale and UCC termination statements sufficient to transfer to Lessee or its designee the Equipment free and clear of Lessor Liens arising through the Head Lessor in form and substance satisfactory to the relevant Participants, such conveyance to be on an "as-is" basis;

     (n) a certificate of Lessee stating that all representations and warranties in Section 20.01 of this Lease are true and correct in all material respects as of the date of substitution with respect to the Substitute Property;

     (o) the filing of Debt Documents in form and substance similar to the original Debt Documents, except to the extent required to meet local custom and Applicable Laws in the jurisdiction in which such Substitute Property is located;

     (p) the filing of UCC financing statements against such parties and in such jurisdictions as may be required by Agent and relevant Participants; and

     (q) satisfaction of any other conditions precedent required to be satisfied in connection with the original acquisition of the Withdrawn Property and satisfaction of such other conditions precedent, including the delivery of such other documents, agreements, certificates, reports and opinions and the providers thereof, as may be reasonably required by the relevant Participants.

     All of the foregoing (including the providers thereof) shall also be submitted to and be subject to the reasonable approval of the Lessor and other relevant Participants. All reports and other information required under Section
23.02 shall name the Lessor and its assigns as parties entitled to rely thereon.

     The Lessor and other relevant Participants shall have forty-five (45) days in which to consent to the foregoing deliveries. The failure of Lessor to respond within such 45-day period shall be deemed rejection. The closing for the transfer of the Withdrawn Property and the acquisition of the Substitute Property shall occur at a time which is mutually acceptable to Lessee and the relevant Participants. Upon Lessee's satisfaction of Sections 23.01 and 23.02, Lessor shall, within two (2) Business Days after its approval of any instrument delivered in accordance with the above provisions of this Article XXIII for execution and delivery, by Lessor, execute and deliver such instrument to Lessee. If Lessor shall object (or be deemed to object) to any proposed Substitute Property then Lessee may submit an alternative proposed Substitute Property, and, in that event, the period within which Lessee must effect a substitution hereunder shall be extended for an additional forty-five (45) days; Lessee may in good faith submit successive alternative proposed Substitute Properties and shall be entitled to extensions of the period within which substitutions must be effected in accordance with the above provisions of this Section.

     In connection with any Withdrawn Property and Substitute Property (or proposed Substitute Property) Lessee shall pay on demand to (i) such Participant an amount equal to the reasonable expenses of such Participant, including reasonable attorneys' fees and expenses incurred in connection with such Withdrawn Property or Substitute Property, and a reasonable underwriting fee to the Holders and (ii) FSL Group an amount equal to the reasonable expenses of FSL Group, including reasonable attorneys' fees, internal and external underwriting costs, and any other costs related to the preparation and issuance of an endorsement to any insurance policy provided to Lessee by FSL Group. Notwithstanding anything herein to the contrary, Lessee shall indemnify each Indemnitee in connection with the transactions contemplated by this Article XXIII, whether or not any such transactions are consummated.

                                  ARTICLE XXIV

                               PURCHASE PROCEDURE

     Section 24.01. Purchase Procedure.
                    -------------------

     In the event of the purchase of Lessor's interest in the Property by Lessee pursuant to any provision of this Lease, the terms and conditions of this
Section 24.01 shall apply.

     (a) On the Closing Date fixed for the purchase of Lessee's  interest in the
Property:

          (i) Lessee shall pay to Lessor, in lawful money of the United States, at Lessor's address hereinabove stated or at any other place in the United States which Lessor may designate (or, if assigned, to Lessor's assignee and to such account and in such manner as provided by such assignee), the applicable purchase price;

          (ii) Lessor shall execute and deliver to Lessee a deed with covenants against grantor's acts, assignment and/or such other instrument or instruments as may be appropriate, which shall transfer Lessor's interest in the Property, subject to, (A) Permitted Liens, (B) Lessor Liens attributable to Lessor attaching to the Property after the Closing Date which shall not have been created or caused by Lessor (unless consented to by Lessee), (C) all Applicable Laws, and, (D) if such purchase is pursuant to Article XII or in other circumstances where the obligations under the Loan Documents are required to be fully paid, free of the liens created by the Debt Documents; and

          (iii) If the Equipment is being acquired as a part of such transaction, Head Lessor shall execute and deliver to Lessee a bill of sale transferring the Equipment to Lessee free and clear of Lessor Lien's attributable to Head Lessor attaching to the Equipment after the Closing
     Date (which shall not have been created or caused by Lessor unless consented to by Lessee), and such transfer shall be "as-is," `where-is" and in then-present physical condition.

          (iv) Upon receipt by Lessor, Agent, each Holder and Head Lessor of all amounts due such Persons under any Operative Documents, each such Person shall execute and deliver such other instruments of conveyance, releases, UCC termination statements, affidavits and other documents and agreements as may be reasonably required to consummate the conveyance of the Property, all in form and substance as is reasonably acceptable to the Person required to execute and deliver the same.

     (b) Lessee shall pay all reasonable costs, charges and expenses incident to such transfer, including, without limitation, all survey costs, title report costs, recording fees, transfer taxes, title insurance premiums and federal, state and local taxes if applicable but excluding net income taxes (except to the extent relevant in measuring damages in the case of a Lease Event of Default).

                                   ARTICLE XXV

                          TRANSFER OF LESSOR'S INTEREST

     Section 25.01. Permitted Transfer.
                    -------------------

     Subject to Article IV, Lessor may transfer all, but not less than all, of its right, title and interest in and to the Property (including its leasehold interest in the Equipment) and its rights under this Lease and the other documents relating thereto with respect to such Property, on the following terms and conditions, each of which shall be satisfied prior to the effective date of the transfer (other than a transfer by a deed-in-lieu of foreclosure or similar transfer made in connection with an exercise of remedies under the Debt Documents):

     (a) with respect to a transfer of the Property, the Lease or any interest therein, the transferee must be a Person that shall be able to represent that it is a Single Purpose Entity, which shall be true (and the transferee shall make such representations and warranties to Lessee immediately prior to the effectiveness of the closing of such transfer);

     (b) such transfer shall be in compliance with the terms of the Note Purchase Agreement and with Applicable Laws, shall comply with and not violate any provisions of the Head Lease and shall not create a relationship which would violate Applicable Laws;

     (c) such transferee shall execute a joinder or assumption agreement pursuant to which it agrees to undertake all the covenants and obligations of Lessor under the Operative Documents arising after the date of transfer, such joinder or assumption agreement to be in form and substance reasonably satisfactory to Lessee and other relevant Participants, and such transferee and the equity owners thereof shall execute an indemnity agreement in form and substance similar to the Indemnity Agreement;

     (d) such  transferee  is a "United  States  person"  within the  meaning of
Section 7701(a)(30) of the Code or otherwise is exempt from U.S. federal income withholding requirements as of the date of the transfer. Neither the transferee nor any member or equity owner thereof or any Affiliate shall be or shall have been in a lawsuit or other adversarial proceeding against Lessee or any Affiliate within the immediately preceding ten (10) years prior to the date of the transfer;

     (e) such transfer will not contravene or violate any Applicable Law, including the Securities Act;

     (f) the transferor shall have given at least sixty (60) days' prior notice to Lessee, Agent and Head Lessor of such transfer, which notice shall contain such information and evidence as shall be reasonably necessary to establish compliance with this Article XXV and the name and address of the transferee for notices;

     (g) the transferor and the transferee shall each have delivered to Lessee, Agent, FSL Group (if required) and Head Lessor an Officer's Certificate to the effect that the conditions to the proposed transfer prescribed by this Article XXV to be met by the transferor or the transferee, respectively, have been satisfied;

     (h) the transferor and the transferee shall pay all expenses in connection with such transfer, including reasonable attorneys' fees and expenses;

     (i) to the extent required under the documents evidencing the residual guaranty provided by FSL Group on behalf of the Holders, the consent of FSL Group shall have been provided; and

     (j) the Lessee shall have ratified and reaffirmed its obligations hereunder in a form substantially similar to that in Exhibit D attached hereto.

     Notwithstanding anything herein to the contrary, the obligations set forth above shall not apply to any sale or other transfer of the Property or any portion thereof otherwise permitted pursuant to the terms of this Lease and shall not apply in connection with the exercise of remedies after the occurrence of an Event of Default.

     Section 25.02. Effects of Transfers.
                    ---------------------

     From and after any transfer effected in accordance with this Article XXV, the transferor shall be released, to the extent of the interest transferred and the obligations assumed by the transferee, from its liability arising after the date of such transfer hereunder and under the other documents to which it is a party relating to the interests being transferred. Such release shall be in respect of obligations (that are assumed by the transferee) arising on or after the date of such transfer. Upon any transfer by Lessor as above provided, any such transferee shall be deemed the "Lessor" for all purposes of such documents and each reference herein to Lessor shall thereafter be deemed a reference to such transferee for all purposes, except as provided in the preceding sentence. Lessee agrees to execute any and all documents reasonably appropriate to effectuate the contemplated transfer by Lessor, including, without limitation, an amendment to this Lease providing that the new Lessor shall be Lessor and the existing Lessor shall be released from its liabilities arising after the date of such transfer.

                                  ARTICLE XXVI

                               PERMITTED FINANCING

     Section 26.01. Financing During Term.
                    ----------------------

     Lessee hereby expressly consents to the Lien imposed in favor of the Indebtedness pursuant to the Debt Documents and such Indebtedness as in effect on the date hereof. In connection with any refinancing of the initial Indebtedness during the Base Term and during any Renewal Term, Lessor shall be free to encumber the Property to the extent not violative of any other Operative Document; provided, that under no circumstances shall there be any second mortgage or subordinated financing nor shall any such refinancing adversely affect the rights and privileges of Lessee under this Lease in any respect, or increase the nature, scope or amount of any obligations of Lessee in excess of those existing prior to any such refinancing or increase the nature, scope or amount of any payment obligations of Lessee in excess of those existing prior to any such refinancing; provided, further, Lessee acknowledges that an increase in the principal amount over the principal outstanding on the Indebtedness, an increase in the interest rate over the interest rate applicable to the Notes, the imposition of additional covenants on the Lessor over covenants in the Debt Documents, additional or different provisions relating to events of default, remedies, late charges, default rate interests, intercreditor matters and other covenants and provisions that do not alter the terms and conditions of this Lease shall not be deemed to violate the foregoing proviso. In connection with any refinancing, Lessee shall not be obligated for any make-whole premium or similar amount in excess of its obligations related to Make-Whole Premium as if no refinancing occurred. Further, any such refinancing shall not adversely affect the rights and privileges of Head Lessor under the Head Lease or any Operative Document without the consent of the Head Lessor. Any refinancing shall be subject to the implementation of an intercreditor arrangement in form and substance acceptable to the relevant Participants and evidenced by documentation acceptable to each relevant Participant and the new lenders. Lessee and its Affiliates will have no obligation to amend this Lease or any other Operative Documents to facilitate such refinancing (except to amend the definitions of "Debt Documents," "Holders," "Indebtedness," "Mortgage," "Note," "Agent," etc. to mean the replacement documents, the new lender, the new indebtedness and the references to the sections therein and to make any other amendments required by the relevant parties that do not violate the provisions of this Section 26.01); but shall execute and deliver a subordination and attornment agreement to any lender to Lessor permitted by the above terms of this Section 26.01 if such lender(s) shall in turn deliver a nondisturbance agreement to Lessee, in each case with terms substantially similar to the SNDA. Lessee agrees to reasonably cooperate with any refinancing by Lessor permitted hereunder. Such cooperation shall include, without limitation, (i) naming such new lender(s) as Additional Insured(s); and (ii) subject to such lenders entering into an intercreditor agreement in form and substance acceptable to the relevant Participants, making payments of Base Rent and/or Supplemental Rent to or at the direction of such lender(s).

     Notwithstanding anything herein to the contrary, Lessee acknowledges that the maturity of the financing under the Debt Documents is twenty-two (22) years from the commencement of the Base Term. In the event that the Lessee has elected any Renewal Term, it shall be necessary for the Lessor to arrange a refinancing in order to preserve its equity or residual interest in the Property. To facilitate such required refinancing, Lessee, at the cost and expense of Lessor, shall cooperate with Lessor in order to consummate a refinancing of the Indebtedness. In that regard, the Lessee shall not take any discretionary action that would interfere or adversely affect in any material respect the ability of the Lessor to refinance such Indebtedness, provided that a nondisturbance agreement in form and substance substantially similar to the SNDA will be executed and delivered by the replacement agent and holders.

     Section 26.02. Counterparts, Memorandum.
                    -------------------------

     This Lease may be simultaneously executed in multiple counterparts, each of which, when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes. Lessee and Lessor agree that a memorandum of this Lease (and any amendment hereof) shall be executed and recorded, at Lessee's expense, in the land records of the jurisdiction in which the Property is situate.

                                  ARTICLE XXVII

                                  MISCELLANEOUS

     Section 27.01. Binding Effect: Successors and Assigns Survival.
                    ------------------------------------------------

     The terms and provisions of this Lease, and the respective rights and obligations hereunder of Lessor and Lessee, shall be binding upon their respective successors, legal representatives and assigns (including, in the case of Lessor, any Person to whom Lessor may transfer the Property) and inure to the benefit of their respective permitted successors and assigns, and the rights hereunder of the Agent shall inure (subject to such conditions as are contained herein) to the benefit of its permitted successors and assigns. Each Participant and other Person referred to herein as an Indemnitee are intended to be, and shall be third party beneficiaries under this Lease. Without limiting the foregoing, each such Person shall be entitled to enforce provisions under
Article XIX to the extent any Claim is made against it.

     Section 27.02. Ouiet Enjoyment.
                    ----------------

     Lessor covenants that, so long as Lessee shall faithfully perform the agreements, terms and conditions of this Lease, Lessee shall and may peaceably and quietly have, hold and enjoy the Property for the Lease Term hereby granted without molestation or disturbance by or from Lessor, free of any encumbrance or lien granted by Lessor except for Permitted Liens and Permitted Encumbrances.

     Section 27.03. Notices.
                    --------

     Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be in writing sent to either (i) that Person's Address, and a copy thereof shall be sent to each Person to receive a copy pursuant to the definition of "Address," by a nationally recognized overnight courier service, and any such notice shall be deemed received one (l) Business Day after delivery to a nationally recognized courier service specifying overnight delivery, or (ii) that Person's fax number, and a second copy thereof shall be sent to each Person required to receive a copy pursuant to the definition of "Address," by a nationally recognized overnight courier service, specifying overnight delivery, prepaid, and any such notice shall be deemed received after the earlier of (x) the confirmation of receipt of such fax, or (y) one (l) Business Day after delivered to such courier. From time to time any party may designate a new Address or fax number for purposes of notice hereunder by giving fifteen (15) days' written notice thereof to each of the other parties hereto. All notices given hereunder shall be irrevocable unless expressly specified otherwise.

     Section 27.04. Severability.
                    -------------

     Any provision of this Lease that shall be prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction, and each party hereto shall remain liable to perform its obligations hereunder except to the extent of such unenforceability. To the extent permitted by Applicable Law, Lessee hereby waives any provision of law that renders any provision hereof prohibited or unenforceable in any respect.

     Section 27.05. Amendments, Complete Agreements.
                    --------------------------------

     Neither this Lease nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but may be terminated, amended, supplemented, waived or modified only by an instrument in writing signed by the party against which the enforcement of the termination, amendment, supplement, waiver or modification shall be sought and by the Agent and Head Lessor (provided that the consent of the Agent shall not be required to the extent relating solely to the Head Lease) (or its successors and/or assigns). This Lease is intended by the parties as a final expression of their lease agreement and as a complete and exclusive statement of the terms thereof, all negotiations, considerations and representations between the parties having been incorporated herein. No representations, undertakings or agreements have been made or relied upon in the making of this Lease other than those specifically set forth in the Operative Documents and the deliveries made in connection therewith.

     Section 27.06. Headings.
                    ---------

     The Table of Contents and headings of the various Articles and Sections of this Lease are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

     Section 27.07. Governing Law.
                    --------------

     This Lease shall be governed by, and construed in accordance with, the laws of the State in which the Property is situated.

     EACH PARTY HERETO SUBMITS TO NON-EXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH PERSON'S OBLIGATIONS HEREUNDER AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE OBLIGATIONS OWING TO ANY PERSON HEREUNDER. EACH PARTY HERETO HEREBY WAIVES AND AGREES NOT TO ASSERT AS A DEFENSE IN ANY ACTION, SUIT OR PROCEEDING ARISING OUT OF OR RELATING TO THIS LEASE (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE IN THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATED TO THE ENFORCEMENT OF THIS LEASE.

     THE PARAGRAPH SET FORTH ABOVE SHALL APPLY TO ANY SIGNATORY HERETO AND THE SUCCESSORS AND ASSIGNS OF ANY PARTY OR SIGNATORY HERETO.

     Section 27.08. Estoppel Certificates.
                    ----------------------

     Each party hereto agrees that at any time and from time to time during the Lease Term (but on no more than two occasions during each Lease Year), it will promptly, but in no event later than ten (10) days after receipt of request by the other party hereto, execute, acknowledge and deliver to such other party a certificate in the form of Exhibit C attached hereto (in each case, to the extent the items set forth therein are true as of the date of such certification). In addition, each party agrees to include in such certificate such other items as may be reasonably requested under the circumstances giving rise to the delivery of such certificate (in each case, to the extent the items set forth therein are true as of the date of such certification). Such certificate may be relied upon by any bona fide, permitted purchaser of, or mortgagee with respect to, Lessor's or Lessee's interest in the Property (direct or indirect), or any prospective sublessee of Lessee in respect of the Property.

     Section 27.09. Easements.
                    ----------

     So long as no Lease Default or Lease Event of Default has occurred and is then continuing, and provided that no such action could reasonably be expected to have an adverse effect upon Lessee's ability to perform its obligations under the Operative Documents, or on the Fair Market Rental Value or Fair Market Sales Value of the Property (or any portion thereof, including the Equipment), Lessor will join with Lessee from time to time at the request of Lessee (and at Lessee's sole cost and expense) to:

     (a) subject to the terms of Article XII, sell, assign, convey or otherwise transfer an interest in any or all of the Property to any Person legally empowered to take such interest under the power of eminent domain (and the to extent required with respect to the Equipment, the Head Lessee will cause Head Lessor to execute a bill of sale with respect to the Equipment, to the extent subject to such eminent domain proceeding, such bill of sale to be "as-is," "where-is" and without representation or warranty other than a warranty as to no Lessor Liens arising under Head Lessor), and dedicate or transfer unimproved portions of any or all or the Property for road, highway or other public purposes so long as not adversely effecting access to or the value of the Property;

     (b) upon approval by Lessor, which approval shall not unreasonably be withheld, (i) grant new (or release existing) easements, servitudes, licenses, rights of way and other rights and privileges in the nature of easements, with respect to the Property, and (ii) execute amendments to any covenants and restrictions affecting the Property; and

     (c) execute and deliver any instrument, in form and substance reasonably acceptable to Lessor (and to the extent affecting or having the potential to affect the Equipment, in form and substance reasonably acceptable to Head Lessor), necessary or appropriate to make or confirm the grants, releases or other actions described above in Section 27.09(a) and Section 27.09(b).

     Section 27.10. No Joint Venture.
                    -----------------

     Any intention to create a joint venture or partnership relation between Lessor and Lessee is hereby expressly disclaimed.

     Section 27.11. No Accord and Satisfaction.
                    ---------------------------

     The acceptance by Lessor or any other Person of any sums from Lessee (whether as Rent or otherwise) in amounts which are less than the amounts due and payable by Lessee hereunder is not intended, nor shall be construed, to constitute an accord and satisfaction, or compromise, of any dispute between such parties regarding sums due and payable by Lessee hereunder, unless Lessor or any other Person specifically deems it as such in writing.

     Section 27.12. No Merger.
                    ----------

     In no event shall the leasehold interests, estates or rights of Lessee hereunder or of the Agent or Head Lessor merge with any interests, estates or rights of Lessor in or to any and all of the Property, it being understood that such leasehold interests, estates and rights of Lessee hereunder, and of the Agent or Head Lessor shall be deemed to be separate and distinct from Lessor's interests, estates and rights in or to the Property, notwithstanding that any such interests, estates or rights shall at any time or times be held by or vested in the same Person.

     Section 27.13. Lessor Bankruptcy.
                    ------------------

     During the Lease Term the parties hereto agree that if Lessee elects to remain in possession of any and all of the Property after the rejection of the Lease by Lessor under Section 365(h) of the Bankruptcy Code all of the terms and provisions of this Lease shall be effective during such period of possession by Lessee.

     Section 27.14. Naming and Signage of the Property.
                    -----------------------------------

     So long as no Lease Event of Default shall have occurred and be continuing, Lessee shall have the sole and exclusive right, at any time and from time to time, to select the name or names of the Property and the Improvements, and the sole and exclusive right to determine not to use any name in connection with the Property, as well as all rights in respect of signage for or in connection with the Property, in any case so long as in compliance with Applicable Laws, Lessor shall not have or acquire any right or interest with respect to any such name or names used at any time by Lessee, or any trade name, trademark service mark or other intellectual property of any type of Lessee.

     Section 27.15. Investments.
                    ------------

     Any moneys held by Lessor (or by the Agent, Servicer or Proceeds Trustee) pursuant to this Lease, including Sections 8.06 and 12.04, except when there exists a Lease Default or Lease Event of Default shall, until paid to Lessee, be invested by Lessor or, if the Debt Documents are in effect, by the Agent or Proceeds Trustee, as the case may be, in Permitted Investments as directed by or on behalf of Lessee. Any gain (including interest received) realized as a result of any such investment (net of any fees, commissions, Taxes and other expenses, if any, incurred in connection with such investment) shall be retained with, and distributed and re-invested in the same manner, as the original principal amount. None of Lessor, Agent, Servicer, Proceeds Trustee or any other Person (other than Lessee) holding, investing and reinvesting monies at any time under this Lease shall have any liability for any losses arising from any such Permitted Investments or reinvestments and any losses incurred in holding, investing and reinvesting monies shall be subject to indemnity from Lessee. At such time as there no longer exists a requirement under this Lease for the Lessor, Agent or other holder of any proceeds to hold such proceeds, and no Lease Default or Lease Event of Default is continuing, such amounts, together with any income thereon, shall be disbursed to Lessee or other Person entitled thereto pursuant to the relevant terms of the Operative Documents.

     Section 27.16. Further Assurances.
                    -------------------

     Lessor and Lessee, at the cost and expense of the Lessee, will cause to be duly taken, executed, acknowledged and delivered as promptly as reasonably practicable all such further acts, documents and assurances as any party to any Operative Document reasonably may request from time to time in order to carry out more effectively the intent and purposes of this Lease and the other Operative Documents.

     Section 27.17. Conveyance Expenses.
                    --------------------

               All transfer taxes, title insurance premiums, and other costs, fees and expenses (including reasonable attorneys fees and expenses) incurred in connection with the transfer of any or all of the Property to Lessee under Articles XI, XII, XIII or XXIII or otherwise arising under this Lease shall be paid by Lessee. All such amounts incurred in connection with a transfer to Lessee or its designee under Article IV shall be paid in accordance with the terms of the relevant offer.

     Section 27.18. Independent Covenants.
                    ----------------------

     The covenants of Lessor and Lessee herein are independent and several covenants and not dependent on the performance of any other covenant in this Lease.

     Section 27.19. Lessor Exculpation.
                    -------------------

     Anything to the contrary in this Lease notwithstanding, the covenants contained in this Lease to be performed by Lessor shall not be binding on any member of Lessor. Covenants of Lessor under this Lease are made for the purpose of binding only all of Lessor's right, title and interest in and to the Property and any proceeds thereof, and, except as expressly provided below, none of the Lessor nor any of its Affiliates or any successors and assigns thereof shall have any liability under this excess of such Person's interest in the Property and the proceeds thereof. Lessor shall be fully liable to the extent of its assets with respect to (i) Lessor Liens arising by, through or under the Lessor or any equity owner thereof or (ii) any breach of the Lessor of its covenants under Section 22.02, 25.01, 26.01 or 27.02 (to the extent the Lessor acts at the written direction of the equity owner of Lessor).

     Section 27.20. Holding Over.
                    -------------

     Lessee covenants that if for any reason Lessee or any subtenant of Lessee shall fail to vacate and surrender possession of the Property or any part thereof on or before the applicable return date or the expiration or earlier termination of this Lease (the "Lease Expiration Date"), then Lessee's continued possession of the Property shall be as a tenant at sufferance, during which time, without prejudice and in addition to any other rights and remedies Lessor may have hereunder or at law, Lessee shall pay to Lessor an mount equal to: (a) one hundred twenty-five percent (125%) of the total monthly amount of Rent payable hereunder immediately prior to such termination (the "Existing Rent") for the first thirty (30) days during which Lessee holds over, and (b) one hundred fifty percent (150%) of the Existing Rent thereafter. The provisions of this Section shall not in any way be deemed to (i) permit Lessee to remain in possession of the Property after the Lease Expiration Date or sooner termination of this Lease, or (ii) imply any right of Lessee to use or occupy the Property upon expiration or termination of this Lease and no acceptance by Lessor of payments from Lessee after the Lease Expiration Date shall be deemed to be other than on account of the amount to be paid by Lessee in accordance with the provisions of this Section. Lessee's obligations under this Section shall survive the expiration or earlier termination of this Lease.

     Section 27.21. Survival.
                    ---------

     All representations and warranties made herein and all indemnity, reimbursement and other obligations arising hereunder relating to the payment of costs or expenses incurred by any Person shall survive the closing and termination of this Lease and shall be deemed to extend any applicable statute of limitations to the extent that a third party has made a Claim against any Person entitled to indemnity or reimbursement hereunder where such third party is legally entitled to bring any such Claim under any statute of limitations applicable thereto.

     Section 27.22. [INTENTIONALLY OMITTED]

     Section 27.23. Lease Subordinate.
                    ------------------

     This Lease, the leasehold estate of Lessee created hereby and all rights of Lessee hereunder are and shall be subject and subordinate to the Mortgage, the Head Lease and all renewals, modifications, consolidations, replacements and extensions of the Mortgage and the Head Lease; provided, that the relevant parties shall have executed and delivered the SNDA.

     Section 27.24. Intent of Parties; Security Interest.
                    -------------------------------------

     The parties hereto intend for this Lease to constitute a true lease for income tax purposes and for purposes of commercial law. In the event that for any reason this Lease shall not be construed to constitute a true lease and shall constitute a financing for commercial law or other purposes, the Lessee hereby grants to Lessor a first priority security interest in and to the Equipment and agrees to take such action at its expense as may be necessary, prudent or requested by Lessor to perfect and preserve the first priority perfected nature of the security interest intended to be granted hereby.

     Section 27.25. Certain Rights of Agent.
                    ------------------------

     Notwithstanding anything to the contrary contained in the Lease or any other Operative Document, so long as any obligation of the Lessor under the Debt Documents remains unsatisfied, the following provisions shall apply:

     (a) In the event that any event or circumstance shall arise regarding which Lessee may predicate a claim of a default or breach by Lessor of any of its obligations under the Lease, upon serving notice on Lessor, Lessee shall at the same time serve a duplicate counterpart of such notice to the Agent and the Head Lessor pursuant to the provisions of Section 27.03, and no notice by Lessee to Lessor shall be deemed to have been served unless and until such duplicate counterparts thereof have also been served on the Agent and Head Lessor.

     (b) Lessee specifically agrees not to terminate the Lease as a result of any default by Lessor without the prior written consent of Agent and each other relevant Participant.

     (c) The Agent shall have the right within the period provided to Lessor to remedy or cause to be remedied any default or matter on which Lessee may predicate a claim of a default, but in no event less than thirty (30) days from the date notice is served on such Participant (and if such default cannot reasonably be cured within such thirty (30) day period, such longer period as may reasonably be required to cure such default so long as any Participant is proceeding in good faith and with due diligence to cure such default), and Lessee shall accept such performance as if the same had been performed by Lessor. In that regard, Lessor constitutes and appoints Agent and its respective designees as Lessor's agent and attorney in-fact with full power, in Lessor's name, place and stead, and at Lessor's cost and expense to perform any of Lessor's obligations according to the provisions of this Lease. Such appointment is coupled with an interest and is irrevocable. In this regard, each Agent and its designees are irrevocably granted full and complete access and right of entry to the Property by Lessor and Lessee for purposes of curing any default of Lessor declared to exist by Lessee under the terms of this Lease.

     (d) At the written request of Agent or any relevant Participant, as the case may be, within ninety (90) days prior to the termination of this Lease for any reason, Lessee shall enter into a new or direct Lease of the Property with Agent and each relevant Participant, as the case may be, or any of their respective designees, which designee will be approved by Lessee, with such approval not to be unreasonably withheld, effective upon termination of the Lease. Such new or direct lease shall be effective as of the date of termination of this Lease, and shall be for the remainder of the term of this Lease at the rent and on all other agreements, terms, covenants and conditions of this Lease; provided, however, that no provision shall be contained in the new lease which relates to any default under this Lease that cannot reasonably be cured by Agent or such relevant Participant, as the case may be. On the execution of such new or direct lease, Lessee shall pay any and all sums which would at the time of execution and delivery thereof be due under this Lease. Agent and such relevant Participant shall pay all necessary and reasonable expenses, including reasonable attorneys' fees and expenses incurred by Lessee in connection with Lessor's default as well as in connection with the preparation, execution and delivery of such new or direct lease.

     (e) Except as otherwise expressly provided, no Participant shall be liable to perform any of Lessor's obligations under this Lease unless and until either such Person or any designee thereof shall become the owner of the Property and then only so long as it remains the owner of the Property.

     Section 27.26. Counterparts, Memorandum.
                    -------------------------

     This Lease may be simultaneously executed in multiple counterparts, each of which when so executed and delivered, shall constitute an original, fully enforceable counterpart for all purposes. Lessee and Lessor agree that a memorandum of this Lease (and any amendment hereof) shall be executed and recorded at the direction of either Lessor or Lessee, but at Lessee's expenses, in the land records of the jurisdiction in which the Property is situated.

     Section 27.27. Confidentiality.
                    ----------------

     Lessor and Lessee shall hold all non-public information arising from this Lease in accordance with their customary procedures for handling confidential information (except to the extent required by Applicable Law).

     The parties hereto agree that no press release or other public disclosure shall be made by either of them or any of their respective agents concerning this transaction without the prior written consent of the other. However, Lessee agrees that a "tombstone" type advertisement may be placed by Lessor or any Holder after consummation of the transactions contemplated hereby; provided, however, that Lessor or such Holder agrees to inform Lessee thereof prior to placing such advertisement.







                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, Lessor and Lessee have duly authorized, executed and delivered this Lease as of the date first hereinabove set forth.

                                    LESSOR:

                                    FU/DG FULTON, LLC



                                    By:       /s/ Benjamin F. Williams, Jr.

                                       Name:  /s/ Benjamin F. Williams, Jr.
                                              -----------------------------

                                       Title: Senior Vice President and
                                              Managing Director
                                              -------------------------


                                    LESSEE:

                                    DOLLAR GENERAL CORPORATION



                                    By:       /s/ Wade Smith

                                       Name:  /s/ Wade Smith
                                              --------------

                                       Title: Treasurer
                                              ---------

                                   APPENDIX A

     Unless otherwise specified or the context otherwise requires, the following rules of usage (the "Rules of Usage") shall apply:

     (a) any term defined below by reference to another instrument or document shall continue to have the meaning ascribed thereto whether or not such other instrument or document remains in effect;

     (b) words which include a number of constituent parts, things or elements, shall be construed as referring separately to each constituent part, thing or element thereof, as well as to all of such constituent part, things or elements as a whole;

     (c) references to any Person  include such Person's  successors and assigns and in the case of an individual, the word "successors" includes such Person's heirs, devisees, legatees, executors, administrators and personal representatives;

     (d) words importing the singular include the plural and vice versa;

     (e) words importing a gender include any gender;

     (f) the words "consent," "approve," "agree" and "request," and derivations thereof or words of similar import, mean the prior written consent, approval, agreement or request of the Person in question;

     (g) a reference  to a part,  clause,  party,  section,  article, exhibit or schedule is a reference to a part and clause of, and a party, section, article, exhibit and schedule to, such Operative Document;

     (h) a reference to any statute, regulation, proclamation, ordinance or law includes all statutes, regulations, proclamations, ordinances or laws varying, consolidating or replacing them, and a reference to a statute includes all regulations, proclamations and ordinances issued or otherwise applicable under that statute;

     (i) a reference to a document includes an amendment or supplement to, or replacement or novation of, that document;

     (j) a reference to a party to a document includes that party's permitted successors and assigns;

     (k) the words "including" and "includes," and words of similar import, shall be deemed to be followed by the phrase "without limitation;"

     (l) the words "hereof" and "hereunder," and words of similar import, shall be deemed to refer to the Operative Document as a whole and not to the specific section or provision where such word appears;

     (m) as the context shall require except in the case of an Event of Loss and other relevant circumstances which contemplate an occurrence with respect to the entire Property, a reference to the "Property" or "Improvements" shall be deemed to be followed by the phrase "or a portion thereof";

     (n) the Schedules and Exhibits of the Operative Documents are incorporated in the Operative Documents to which such Schedules and Exhibits are attached;

     (o) the titles and headings of Articles, Sections, Schedules, Exhibits, subsections, paragraphs and clauses are inserted as a matter of convenience and shall not affect the construction of the Operative Documents;

     (p)  references  to  any  Operative   Document   includes  all  amendments,
supplements, consolidations, replacements, restatements, extensions, renewals and other modifications thereof, in whole or in part; and

     (q) any term defined in any Operative Document and used in any other Operative Document but not defined therein shall have the meaning given such term in the Operative Document in which such term is defined.

     "Actual Knowledge" with respect to any Person, shall mean the present, conscious, actual knowledge of, or receipt of notice by (i) senior officers of such Person or the officers or employees of such Person charged with the oversight on its behalf of the Overall Transaction or (ii) with respect to a matter covered by a representation and warranty, those officers having responsibility for the matters covered by such representation and warranty.

     "Additional Renewal Term" shall have the meaning specified in Section 5.01 of the Lease.

     "Address" shall mean, subject to the rights of the party in question to change its Address in accordance with the terms of the Operative Documents:

          (i) with respect to the Lessor, to FU/DG Fulton, LLC, One First Union Center, TW-6, Charlotte, NC 28288-0166, Attn: Abizar Rangwala, Vice President, facsimile number (704)383-8108 with a copy to: Timothy Danello, Senior Vice President and Assistant General Counsel, First Union Corporation, 301 South College Street, NC0630, Charlotte, NC 28288-0630, facsimile number (704) 383-0649;

          (ii) with respect to Lessee, to Dollar General Corporation, 100 Mission Ridge, Goodlettsville, TN 37072, Attn: Treasurer, facsimile number
     (615) 855-4809, with a copy to the same address, Attn: Larry Wilcher, General Counsel, facsimile number (615) 855-5172;

          (iii) with respect to Head Lessor, to First Union Commercial Corporation, One First Union Center, TW-6, Charlotte, NC 28288-0166, Attn:
     Abizar Rangwala, Vice President, facsimile number (704) 383-8108 with a copy to: Timothy Danello, Senior Vice President and Assistant General
     Counsel, First Union Corporation, 301 South College Street, NC0630, Charlotte, NC 28288-0630, facsimile number (704) 383-0649;

          (iv) with respect to the Agent, to Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001,
     Attn: Donald MacKelcan, facsimile number (302) 651-1576, with a copy to Lewis C. Ledyard, III, Morris, James, Hitchens & Williams, LLP, 222 Delaware Avenue, P.O. Box 2306, Wilmington, Delaware 19899-2306, facsimile number (302) 571-1750; and

          (v) with respect to the Servicer, to First Union National Bank, First Union Capital Markets, NC 1075, 9739 Research Drive, UIRP-4, Charlotte, NC 28288-1075, Attention: Dollar General, Facsimile (704) 593-7735 with a copy to: Timothy Danello, Senior Vice President and Assistant General Counsel, First Union Corporation, 301 South College Street, NC0630, Charlotte, NC 28288-0630, facsimile number (704) 383-0649.

     "Adjusted  Net Worth"  means the  consolidated  net worth of such Person in accordance with GAAP as determined for the most recent quarter for which financial statements are available (which in the case of any year end financial statements shall be audited) for such Person preceding the period of determination less (i) the amount of any and all guarantees made by such Person of obligations (which obligations would be on-balance sheet with respect to the below-described Affiliate) of (x) any Affiliate of such Person that holds beneficially or of record, five percent (5%) or more of the equity securities of such Person and (y) any Affiliate of any such Affiliate (other than Person and any subsidiaries of such Person whose financial statements are consolidated with such Person's financial statements) and (ii) intangible assets (including, without limitation, franchises, patents, patent applications, trademarks, brand names, good will and research and development expense), in the case of the foregoing as determined GAAP.

     "Affiliate" of any Person shall mean any other Person directly or indirectly controlling, controlled by or under common control with, such Person and shall include, if such Person is an individual, members of the Family of such Person and trusts for the benefit of such individual. For purposes of this definition, the term, "control" (including the correlative meanings of the terms "controlling" "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     "After-Tax Basis" means, with respect to any payment received or accrued by any Person, the amount of such payment (the "base payment") supplemented by a further payment (the "additional payment") to that Person so that the sum of the base payment plus the additional payment shall, after taking into account the amount of all Taxes required to be paid by such Person in respect of the receipt or accrual of the base payment and the additional payment (after any current credits or deductions arising therefrom and the timing thereof), be equal to the amount required to be received. Such calculations shall be made on the assumption that the recipient is subject to U.S. federal, state and local income taxation at the highest marginal rates applicable to individuals or corporations (as the case may be) resident or domiciled in the jurisdiction where the recipient of such payment is located (or where the recipient indicates such payment will be required to be reported, if different).

     "Agent" shall mean Wilmington Trust Company, a Delaware banking corporation, and each successor Agent, as Agent under the Note Purchase Agreement, and to the extent provided therein, under any other Operative Document.

     "Alterations"   shall  mean   alterations,   improvements,   installations,
demolitions, modifications, changes and additions to the Property, but shall not include Lessee's Equipment and Personalty.

     "Anticipated Lease Income" shall mean the amounts expected to be included in gross income with respect to this Lease including only (i) Interim Rent, Base Rent and Renewal Rent, if any, (ii) payments as a consequence of a sale or other disposition (other than in the case of the exercise of remedies after a Lease Event of Default) of the Property and (iii) an amount received pursuant to the indemnity set forth in Section 19.03.

     "Applicable Laws" shall mean all existing and future applicable laws (including common laws), rules, regulations, statutes, treaties, codes, ordinances, permits, certificates, orders and licenses of any Governmental Authorities, and applicable judgments, decrees, injunctions, writs, orders or like action of any court, arbitrator or other administrative, judicial or quasi-judicial tribunal or agency of competent jurisdiction (including those pertaining to the environment and those pertaining to the construction, use or occupancy of the Property). Applicable Laws shall include Environmental Laws.

     "Appraisal" shall mean any appraisal required to be delivered on or prior to the Closing Date and any other appraisal provided by the Appraisal Procedure.

     "Appraisal Procedure" shall mean the following procedure for determining any one or more of the Fair Market Sales Value of the Real Property or Equipment, the Fair Market Rental Value of the Real Property or Equipment or any other amount which may, pursuant to any provision of any Operative Document, be determined by the Appraisal Procedure: one Qualified Appraiser, chosen by the Lessor and approved by FSL Group, which approval shall not unreasonably be withheld, delayed or conditioned, but if the Lessee shall fail to agree with the selection of the Lessor's Qualified Appraiser then Lessee shall have the right to engage a Qualified Appraiser. However, if the Lessee fails to choose a Qualified Appraiser within twenty (20) Business Days after written notice from the Lessor of the selection of its Qualified Appraiser followed by a second notice (which notice shall specifically state that failure to select a Qualified Appraiser within ten (10) Business Days shall prohibit appointment of a Qualified Appraiser by the addressed party) given at least ten (10) Business Days prior to the expiration of such twenty-day period, then the appraisal by such appointed Qualified Appraiser shall be binding on the parties. If the two Qualified Appraisers cannot agree on a value within twenty (20) Business Days after the appointment of the second Qualified Appraiser, then a third Qualified Appraiser shall be selected by the two Qualified Appraisers or, failing agreement as to such third Qualified Appraiser within thirty (30) Business Days after the appointment of the second Qualified Appraiser, by the American Arbitration Association office in New York, New York. Each of the three Qualified Appraisers shall use its best efforts to cause its appraisal to be given within twenty (20) Business Days of the appointment of the third Qualified Appraiser (and in any event, as soon as practicable thereafter) and the appraisal of the Qualified Appraiser most different from the mean average of the other two shall be discarded and such mean average of the remaining two Qualified Appraisers shall be binding on the parties; provided, that if the highest appraisal and the lowest appraisal are equidistant from the third appraisal, the third appraisal shall be binding on the parties. The fees and expenses of each Qualified Appraiser shall be borne equally by the parties for whom such appraisal is being prepared. Notwithstanding the foregoing, in the case of any appraisal arising from any Lease Event of Default, the Lessee shall bear all costs and expenses of the Qualified Appraiser, and in such case, the party whose default has necessitated the Appraisal shall have no right to object to or choose a Qualified Appraiser and such Qualified Appraiser shall be chosen at the sole discretion of the non-defaulting party.

     "Approved Environmental Consultant" shall mean WI Environmental, Inc. with respect to any environmental report provided on the Closing Date, and any other environmental consultant selected by Lessee and acceptable to Lessor that is registered as a "Registered Environmental Property Assessor" by the National Registry of Environmental Professionals, certified as a "Certified Environmental Professional" by the Academy of Board Certified Environmental Professionals, or holds an equivalent designation or certification by an equivalent certifying organization.

     "Acquisition Notice" shall have the meaning specified in Section 4.01(a) of the Lease.

     "Areas of  Environmental  Concern"  shall  have the  meaning  specified  in
Section 8.05(c) of the Lease.

     "Assignment of Head Lease" shall mean the Assignment of Head Lease Rights dated as of June 1, 2000, by and between the Head Lessee, as assignor, and the Agent, as assignee, for the benefit of the Holders.

     "Assignment of Lease" shall mean the Lease Assignment and Agreement dated as of June 1, 2000, by and among the Lessor, as assignor, and the Agent, as assignee, for the benefit of the Holders and the Head Lessor, with respect to the Lease.

     "Authorized Officer" shall mean with respect to a Person if the Person is not an individual, any officer or principal of the Person, any trustee of the Person (if the Person is a trust), any general partner or joint venturer of the Person (if the Person is a partnership or joint venture) or any manager of a manager-managed limited liability company or any member of a member-managed limited liability company, in each case who shall be duly authorized to execute the Operative Documents or take other action with respect thereto, as the case may be.

     "Bankruptcy Code" shall mean the Bankruptcy Reform Act of 1978 as amended and as may be further amended.

     "Base Rent" shall mean,  for the Base Term,  the rent  payable  pursuant to
Section 3.01 of the Lease, as such Base Rent may be required to be adjusted in accordance with the first paragraph of Section 6 of the SNDA Agreement.

     "Base Term" shall mean the period commencing on the day next succeeding the last day of the Interim Term and ending on June 30, 2022, or such shorter period as may result from the earlier termination of the Lease as provided therein.

     "Bill of Sale" as the context applies, shall mean either of the Bill of Sale dated on or about the Closing Date executed by Seller on behalf of Head Lessor with respect to the Equipment or the Bill of Sale dated on or about the Closing Date executed by Seller on behalf of Lessor with respect to the Improvements and Fixtures, and "Bills of Sale" shall mean both of the above-referenced Bills of Sale.

     "Board of Directors," with respect to a corporation, means either the Board of Directors or any duly authorized committee of that Board which pursuant to the by-laws of such corporation has the same authority as that Board as to the matter at issue.

     "Business Day" shall mean any day other than a Saturday, Sunday or other day on which banks are authorized to be closed in the State of New York, the State of North Carolina or the State of Tennessee.

     "Casualty" shall mean any damage or destruction caused to any Property by any reason, whether or not constituting an Event of Loss.

     "Claims" shall mean Liens (including, without limitation, lien removal and bonding costs) liabilities, obligations, damages, losses, demands, penalties, assessments, payments, fines, claims, actions, suits, judgments, settlements, costs, expenses and disbursements (including, without limitation, reasonable legal fees and expenses and costs of investigation) of any kind and nature whatsoever.

     "Closing Date" shall mean the date on which the Real Property is acquired by the Lessor and the Equipment is acquired by the Head Lessor.

     "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

     "Condemnation" shall mean any condemnation, requisition or other taking or sale of the use, occupancy or title to any or all of the Property, by or on account of any eminent domain proceeding or other action by any Governmental Authority or other Person under the power of eminent domain or otherwise or any transfer in lieu of or in anticipation thereof.

     "Confidential Information" shall mean all federal, state and local tax returns of any relevant Person and all work papers and support information related thereto; provided that "Confidential Information" shall exclude any items of income or expense of any Person for which an adjustment has been proposed and for which Lessee is obligated to provide as indemnity under Article XIX of the Lease to the extent the proposed adjustment does not relate to any other item of income or expense of such Person or such item of income and expense can be severed by the authority proposing the adjustment from any proposed adjustment to any other item of income and expense of such Person.

     "Controlling Party" shall have the meaning specified in Section 19.02(e) of the Lease. "Credit Party" shall mean Dollar General Corporation and its respective successors and assigns.

     "Debt Documents" shall mean (i) the Note, (ii) the Mortgage, (iii) Note Purchase Agreement, (iv) the Assignment of Lease, (v) the Assignment of Head Lease, (vi) the SNDA Agreement. (vii) the Intercreditor Agreement and (viii) UCC financing statements required to be filed in connection with any of the foregoing.

     "Default Rate" shall mean three percent (3%) above the annual rate of interest set by First Union National Bank (or any successor thereto) as its "prime rate" from time to time. Such prime rate is not the lowest or best rate offered to customers of First Union National Bank.

     "Environmental Laws" shall mean and include the Resource Conservation and Recovery Act of 1976 (RCRA), 42 U.S.C. ss. 6901-6987, as amended by the Hazardous and Solid Waste Amendments of 1984, the Comprehensive Environmental Response, Compensation and Liability Act, as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss. 9601-9657 (CERCLA), the Hazardous Materials Transportation Act of 1975, 49 U.S.C. ss. 1801-1812, the Toxic Substances Control Act, 15 U.S.C. 2601-2671, the Clean Air Act, 42 U.S.C. ss. 7401 et seq., the Federal Insecticide, Fungicide and Rodenticide Act, 7 U.S.C. ss. 136 et seq. and all other federal, state, or local laws, ordinances, rules, orders, statutes, codes and regulations applicable to the Property and relating to the environment (i) relating to the environment, human health or natural resources; (ii) regulating, controlling or imposing liability or standards of conduct concerning Hazardous Materials; or (iii) regulating the clean-up or other remediation of the Property, as any of the foregoing may have been or may be amended, supplemented or supplanted from time to time.

     "Environmental Reports" shall mean the reports and information covering the Property prepared by the Approved Environmental Consultant as a condition precedent to closing the transactions contemplated by the Operative Documents and any subsequent report or information covering the Property prepared by an Approved Environmental Consultant and delivered by the Lessee to the Lessor or Agent.

     "Equipment" shall mean that property described on Exhibit B hereto with such alterations, modifications, replacements, substitutions or other improvements that may result with respect thereto in accordance with the terms of the Operative Documents.

     "ERISA" shall mean the Employee Retirement Income Security Act of 1974.

     "ERISA Group" means Dollar General Corporation and: (i) each corporation, trade or business which is a member, with Dollar General Corporation, of a controlled group of corporations within the meaning of Code Section 414(b) and the regulations issued thereunder; (ii) each group of trades or businesses (whether or not incorporated) under common control with Dollar General Corporation, determined in accordance with Code Section 414(c) and the regulations issued thereunder; (iii) each organization (whether or not incorporated) which is a member with Dollar General Corporation of an affiliated service group as defined in Code Section 414(m) and the regulations issued thereunder; and (iv) any other entity, to the extent required to be aggregated with Dollar General Corporation under regulations issued pursuant to Code
Section 414(o).

     "Event of Loss" shall mean (y) the damage, by fire or otherwise, and whether total or partial, that (A) the Lessee in its commercially reasonable discretion shall determine that as a result of such damage the Property is no longer useful for its intended purpose, and (B) the cost of repair or restoration would exceed seventy-five percent (75%) of the Property Cost for such Property or (z) the permanent or material taking by Condemnation effecting
(A) title to all or substantially all of the Property, or (B) the principal points of ingress or egress of the Property to public roadways, or (C) such a material part of the Land or the Improvement so as to have a material and adverse effect on the business of the Lessee. Any decision regarding whether the restoration of the balance of the Property is uneconomic or impractical shall be made by Lessee in good faith and evidenced by an Officer's Certificate of Lessee delivered to Lessor.

     "Existing Rent" shall have the meaning specified in Section 27.20 of the Lease.

     "FSL Group" shall mean Financial Structures Limited, a company organized under the laws of Bermuda.

     "Fair Market Rental Value" with respect to the Property (or any portion thereof) shall mean the fair market monthly rental value that would be obtained in an arm's-length transaction between an informed and willing lessee and an informed and willing lessor, in each case under no compulsion to lease, and neither of which is related to Lessor or Lessee or an Affiliate thereof, for the lease of such Property on the terms set forth, or referred to, in Article V of the Lease. Except for any determination to be made in connection with a Lease Event of Default (which shall be made based upon the actual condition of the Property (or relevant portion thereof)), such fair market rental value shall be calculated as the value for the use of such Property (or relevant portion thereof) assuming that such Property (or relevant portion thereof) is in the condition and repair required to be maintained by the terms of the Lease.

     "Fair Market Sales Value" with respect to the Property (or any portion thereof) shall mean the fair market sales value that would be obtained in an arm's-length transaction between an informed and willing buyer (other than a lessee currently in possession) and an informed and willing seller, under no compulsion, respectively, to buy or sell, and neither of which is related to Lessor or Lessee, for the purchase of the Property (or relevant portion thereof). Except for any determination to be made in connection with a Lease Event of Default (which shall be made based upon the actual condition of the Property (or relevant portion thereof)), such Fair Market Sales Value shall be calculated as the value for such Property (or relevant portion thereof) using the same methodology as used in the appraisals delivered on or before the Closing Date (and if more than one methodology is used i.e., based on a methodology that includes as an assumption that the Lease is in effect and a methodology that includes an assumption that the Lease is not in effect and no opinion is given as to one value, then using the methodology that results in the highest value) and assuming that the Property (or relevant portion thereof) is in the condition and repair required to be maintained by the terms of the Lease.

     "Fair Market Sales Value (Dark)" with respect to the Real Property shall mean the fair market sales value that would be obtained in an arm's-length transaction between an informed and willing buyer and an informed and willing seller; under no compulsion, respectively, to buy or sell, and neither of which is related to Lessor or Lessee, for the purchase of the Real Property, assuming that the Real Property (i) is in the condition and repair required to be maintained by the terms of the Lease, (ii) is unencumbered by the Lease or any other tenancy and (iii) is vacant and available for immediate occupancy.

     "Filing" shall have the meaning specified in Section 19.02(j) of the Lease.

     "Final Governmental Approval" shall have the meaning specified in Section 8.05(e) of the lease.

     "Final Payment Date" shall have the meaning specified in Section 17.01(e) of the Lease.

     "First Renewal Term" shall have the meaning specified in Section 5.01 of the Lease.

     "Fitch" shall mean Fitch ]IBCA Inc. and its successors.

     "Fixtures" shall have the meaning specified in the term "Property."

     "GAAP" shall mean generally accepted accounting principles in the United States, as in effect from time to time, consistently applied.

     "Governmental Action" shall mean all permits, authorizations, registrations, consents, approvals, waivers, exceptions, variances, orders, judgments or decrees (to the extent directly applicable to the Property or any portion thereof, the Lessor or the Lessee), licenses, exemptions, required by, any Governmental Authority, or required by any Applicable Laws, and shall include, without limitation, all sitings, environmental and operating permits and licenses that are required for the use, occupancy, zoning and operation of the Property.

     "Governmental Authority" shall mean any federal, state, county, municipal or other governmental or regulatory authority, agency, board, body, instrumentality, court or quasi governmental authority (or private entity in lieu thereof).

     "Hazardous Material" shall mean any substance, waste or material (including those that are toxic, explosive, corrosive, flammable, infectious, radioactive, carcinogenic, mutagenic or otherwise hazardous, including petroleum, its derivatives, by-products and other hydrocarbons and asbestos), in each case that is or becomes defined by any Governmental Authority as a hazardous substance, hazardous material, toxic pollutant, toxic substance or hazardous waste and is either (a) regulated by any Governmental Authority, including any agency, department, commission, board or instrumentality of the United States and/or each State in which the Property is situated, or (b) may form the basis of liability under any Environmental Law.

     "Head Lessor" shall mean First Union Commercial Corporation, a North Carolina corporation.

     "Holder" shall mean, as of any particular date, any holder of one or more Note as of such date.

     "Impositions" shall mean, collectively, all real estate taxes on the Property, all ad valorem, sales and use, single business, gross receipts, transaction privilege, rent or similar taxes levied or incurred with the respect to the Property, or the use, lease, ownership or operation thereof, personal property tax on any Property that is classified by government authorities as personal property, assessments (including all assessments for public improvements or benefits, whether or not commenced or completed within the Lease
Term), water, sewer, utilities or other rents and charges, excises, levies, fees and all other governmental charges of any kind or nature whatsoever, general or special, foreseen or unforeseen, ordinary or extraordinary, with respect to the Property or any part thereof and/or the Rent, including all interest and penalties thereon, which at any time prior to, during or with respect to the Lease Term may be assessed or imposed on or with respect to or be a Lien upon Lessor or the Property or any part thereof or any rent therefrom or any estate, title or interest therein. Impositions shall exclude, however, and nothing contained in the Lease or any other Operative Document shall be construed to require Lessee to pay, (i) any tax imposed on any Participant based on the net income of such Participant, except to the extent that any tax described in this clause (i) is levied, assessed or imposed as a total or partial substitute for a tax, assessment, levy or charge upon the Property, the Rent or any part thereof or interest therein which Lessee would otherwise be required to pay thereunder or except to the extent arising from a transfer of the Property or any portion thereof upon the exercise of remedies upon a Lease Event of Default; (ii) any tax imposed with respect to the sale, exchange or other disposition of the Property or any portion thereof by Lessor or the Holders or Agent or the proceeds thereof except a transfer arising from the exercise of remedies upon a Lease Event of Default; or (iii) any gross receipts, transaction privilege, doing business or similar tax, assessment, levy or charge upon Lessor, the Property or any part of any thereof or interest therein, but solely to the extent that the same is levied, assessed or imposed as a total or partial substitute for a tax, assessment, levy or charge described in clause (i) or clause (ii) which Lessee would otherwise not be required to pay hereunder.

     "Improvements" shall have the meaning specified in the term "Property."

     "Inclusion" shall have the meaning specified in Section 19.03(b) of the Lease.

     "Indebtedness" shall mean the indebtedness evidenced by the Notes and secured by the Mortgage, and any replacement indebtedness thereof.

     "Indemnitee" shall mean Lessor, any Holder, Agent, Servicer, any trustee under a Mortgage which is a deed of trust, the Proceeds Trustee, Head Lessor, each of their assignees or other transferees and each of their Affiliates and their respective officers, directors, employees, shareholders, members or other equity owners.

     "Indemnity Agreement" shall mean that Indemnity Agreement dated as of June 1, 2000 made by Lessor and First Union Development Corporation, as the sole member of Lessor for the benefit of Head Lessor, and any similar indemnity agreement entered into by any successor Lessor and any member thereof or any successor member of member of the Lessor.

     "Initial Appraiser" shall mean Sheets Hendrickson & Associates with respect to the Real Property and Collateral Evaluation Associates, Inc., with respect to the Equipment.

     "Inspecting Parties" shall have the meaning specified in Article XV of the Lease.

     "Intent to Renew  Date" shall have the meaning  specified  in Section  5.01
(b)(i) of the Lease.

     "Interim  Rent" shall mean,  for the Interim  Term,  the rent payable under
Section 3.01 of the Lease.

     "Interim Term" shall mean the period commencing on the Closing Date and ending on June 30, 2000, or such shorter period as may result from earlier termination of the Lease as provided therein.

     "Investment Grade," with respect to any Person, so long as the senior unsecured obligations of such Person shall be publicly rated, shall mean that the senior unsecured obligations of such Person shall have a public rating of BBB+ (or higher) by Standard & Poor's and Baal (or higher) by Moody's, and if the senior unsecured obligations of such Person shall not be rated, such Person shall have a confidential debt rating, or a private internal classification, a private debt credit assessment by the Securities Valuation Office of NAIC or a NAIC I designation by the Securities Valuation Office of NAJC.

     "Issuer" shall mean FUIDG Fulton, LLC, a Delaware limited liability company, as issuer under the Note Purchase Agreement.

     "Land" shall have the meaning specified in the term "Property."

     "Lease" shall mean the Lease Agreement dated as of June 1, 2000, between Lessor, as lessor, and Lessee, as lessee.

     "Lease Default" shall mean any event, condition or failure which, with notice or lapse of time or both, would become a Lease Event of Default.

     "Lease Event of Default" shall have the meaning specified in Article XVI of the Lease.

     "Lease Expiration Date" shall have the meaning specified in Section 27.20 of the Lease.

     "Lease Term" shall mean the full term of the Lease, including the Interim Term, Base Term and any Renewal Terms as to which Lessee exercises a renewal option pursuant to Article V of the Lease, or such shorter period as may result from earlier termination of the Lease as provided therein.

     "Lease Year" shall mean each consecutive period of twelve (12) full calendar months occurring after the Closing Date; provided, however, that, if the Closing Date shall not be the first day of a month, then the first Lease Year shall also include the partial month in which the Closing Date occurs.

     "Lessee" shall mean Dollar General Corporation, a Tennessee corporation.

     "Lessee-Controlled Contest" shall have the meaning specified in Section 19.02(e) of the Lease.

     "Lessee's Equipment and Personalty" shall mean all Lessee's personal property and trade fixtures including, without limitation, Lessee's inventory, non-building equipment, non- building machinery, racking, shelving, conveyer equipment, lifts, tractors, trailers and other vehicles used in the operation of Lessee's distribution center and trucking operation.

     "Lessee Obligation" shall mean each and every obligation of the Lessee in whatever capacity arising under each Operative Document to which Lessee is a party and, in the event that any payment made by Lessee in connection with any Lessee Obligation shall be required to be restored or is rescinded or disgorged, such restoration, rescission or disgorgement shall result in such obligations becoming a Lessee Obligation.

     "Lessor" shall mean FU/DG Fulton, LLC, a Delaware limited liability company, and as the context may require, in such other capacity as may be described in any other Operative Document.

     "Lessor Liens" shall mean Liens on or against the Property or the Lease or any payment of Rent (a) which result from any act of, or any Claim against, Lessor or Head Lessor, or which result from any violation by Lessor or Head Lessor of any of the terms of the Operative Documents other than a violation due to a default by Lessee under the Lease or, with respect to the Head Lessor, a default by the Head Lessee under the Head Lease, (b) which result from Liens in favor of any taxing authority by reason of any Tax owing and payable by Lessor or Head Lessor, except that Lessor Liens shall not include any Lien resulting from any Tax for which Lessee is obligated to indemnify Lessor or Head Lessor (or any other Indemnitee), or (c) which result from any expenses owed, caused or occasioned by Lessor or Head Lessor or any of their employees or agents which are not indemnified by Lessee pursuant to Section 19.01 of the Lease, but shall exclude Permitted Liens and any Liens created by the Debt Documents and the Head Lease.

     "Lessor Property" shall mean the right, title and interest of the Lessor in the Property, including Lessor's leasehold interest in the Equipment.

     "Lien" shall mean any lien, mortgage, pledge, charge, security interest or encumbrance of any kind, or any other type of preferential arrangement that has the practical effect of creating a security interest, including, without limitation, any thereof arising under any conditional sale agreement, capital lease or other title retention agreement.

     "Loan" shall have the meaning specified in the recitals to the Note Purchase Agreement.

     "Loss" shall have the meaning specified in Section 19.03(b) of the Lease.

     "Make-Whole Premium" in respect of a prepayment of the principal of any Secured Note and accrued interest, if any (such prepaid principal amount of such Note being hereinafter referred to as the "Prepaid Principal"), shall be calculated by the Issuer and certified to the Agent in an Officer's Certificate and mean the greater of(a) one percent (1%) and (b) the excess of:

          (i) the sum of the respective present values as of the date such Make-Whole Premium becomes due and payable of: (A) each payment of a scheduled installment of principal required to be made with respect to such Prepaid Principal during the remaining term to maturity of such Note, (B) without duplication, the payment of the principal balance, if any, required to be made at final maturity with respect to such Prepaid Principal, and
     (C) each payment of interest which would be required to be paid during the remaining term to maturity of such Note with respect to such Prepaid Principal, determined, in the case of each such required principal payment prior to maturity, principal payment at final maturity and interest payment, by discounting the amount thereof (on a monthly basis) from the date fixed therefor back to the date such Make-Whole Premium becomes due and payable at the Reference Rate (assuming for such purpose that all such payments were made when due pursuant to the terms thereof and hereof, and that no other payment with respect to such Prepaid Principal was made), minus

          (ii) the outstanding principal amount of the Note plus accrued interest, if any.

     "Material   Adverse   Effect"  shall  mean  any  event,   state  of  facts,
circumstance or condition (a) with respect to any Person regarding whom a determination is to be made that could reasonably be expected to result in a decrease of at least five percent (5%) in the tangible net worth of such Person (excluding for these purposes good will, intangible assets and any upward adjustments in any asset from book value) based upon GAAP consistently applied,
(b) that could reasonably be expected to result in the invalidity or unenforceability of any Operative Document or the inability of any Person to exercise rights and remedies intended to afford such parties of the practical realization of the benefits intended to be available to them under the Operative Documents, (c) that could reasonably be expected to result in the invalidity or failure of priority or enforceability of any Lien on any Property created, or intended to be created by, any of the Operative Documents or (d) that could reasonably be expected to result in a decline of the value of the Land, Improvements and Fixtures or useful life thereof by five percent (5%) or more or the loss of use, or inability of the Lessee or the Head Lessee, as the case may be, to use, five percent (5%) of the Land, Improvements and Fixtures for the purposes for which it was intended.

     "Memorandum of Lease" shall mean that certain Memorandum of Lease dated as of June 1, 2000, between Lessor and Lessee related to the Property.

     "Moody's" shall mean Moody's Investors Service, Inc. and its successors.

     "Mortgage" shall mean that certain Deed of Trust and Security Agreement dated as of June 1, 2000 herewith, relating to the Real Property as the same may be renewed, amended, modified, consolidated, replaced or extended.

     "Mortgaged Property" shall mean the property the subject of the Mortgage.

     "NAIC"  shall  mean  the  Securities   Valuation  Office  of  the  National
Association of the Insurance Commissioners and any successor thereto.

     "Net Casualty Proceeds" with respect to the Property (or any portion thereof), shall mean the compensation and/or insurance payments net of the reasonable expenses of collecting such amounts incurred by any Person and received by the Lessee or its assignee or designee (including the Agent) in respect of the Property (or any portion thereof) by reason of and on account of a Casualty.


                                      A-l3

     "Net Condemnation Proceeds" with respect to the Property (or any portion thereof), shall mean any award or compensation net of the reasonable expenses of collecting such amounts incurred by any Person and received by the Lessee or its assignee or designee (including the Agent) in respect of the Property (or any portion thereof) by reason of and on account of a Condemnation.

     "Net Proceeds" shall mean Net Casualty Proceeds or Net Condemnation Proceeds as the context may require.

     "Noncontrolling Party" shall have the meaning specified in Section 19.02(e) of the Lease.

     "Nonseverable" shall describe an elective Alteration or part of an elective Alteration which cannot be removed from the existing Improvements, the Land or the Equipment without causing material damage to the Property, provided, that Lessee's Equipment and Personalty and the Equipment shall not be construed as Nonseverable.

     "Note Purchase Agreement" shall mean the Note Purchase Agreement dated as of June 1, 2000 among the Issuer, the Holders and the Agent.

     "Note Purchase Agreement Default" shall mean a "Default" as defined in the Note Purchase Agreement.

     "Note Purchase Agreement Event of Default" shall mean an "Event of Default" as defined in the Note Purchase Agreement.

     "Notes" shall mean the Notes issued under the Note Purchase Agreement and secured by the Mortgage.

     "NRSRO" shall mean a nationally recognized statistical rating organization, which as of this date would include Standard & Poor's, Moody's and Fitch IBCA Inc.

     "Officer's Certificate" of a Person or any Person signing on behalf of a Person shall mean a certificate signed, in the case of a partnership, by a general partner of such partnership, or in the case of a limited liability company, by a member of such limited liability company, or in the case of a corporation, by an Authorized Officer of such Person. Each Officer's Certificate delivered to any Person under any Operative Agreement shall include a statement that the signatory (a) has reviewed the activities of the entity on whose behalf the Officer's Certificate is being given with respect to the subject matter for which such Officer's Certificate is requested, (b) is familiar with the provisions of the relevant Operative Document to which the requested Officer's Certificate relates and (c) has, in such signatory's opinion, made such examination or investigation as is necessary to enable such signatory to act on an informed basis in responding to such request.

     "Operative Documents" shall mean the Sale and Purchase Agreement, the Debt Documents, the Lease, the Memorandum of Lease, the SNDA Agreement, the Deed, the Bills of Sale and other instruments of transfer in connection with the Property, including the Equipment, the Head Lease, the Intercreditor Agreement, the Indemnity Agreement, the Special Indemnity Agreement and the UCC financing statements required to be executed and delivered in connection with the foregoing, collectively.

     "Oral Licensee" shall have the meaning specified in Section 20.01(n)(xiv) of the Lease.

     "Overall Transaction" shall mean all the transactions and activities referred to in or contemplated by the Operative Documents.

     "Participant" shall mean shall mean Lessor, any Holder, Agent, Servicer, any trustee under a Mortgage which is a deed of trust, the Proceeds Trustee, Head Lessor, each of their assignees or other transferees and each of their Affiliates and their respective officers, directors, employees, shareholders, members or other equity owners.

     "Permits" shall mean as to the Property all licenses, authorizations, certificates, variances, concessions, grants, registrations, consents, permits and other approvals issued by a Governmental Authority now or hereafter pertaining to the ownership, management, occupancy, use or operation of such Property, including certificates of occupancy.

     "Permitted   Encumbrances"  shall  mean  the  easements,   rights  of  way,
reservations, servitudes and rights of others against the Property which are listed in the Title Policy issued to the Lessor or the Agent (as applicable).

     "Permitted Investments" shall mean any one or more of the following obligations or securities having (a) a predetermined fixed dollar of principal due at maturity that cannot vary or change, (b) bearing interest that may either be fixed or variable but which is tied to a single interest rate index plus a single fixed rate spread (if any) and move proportionately with that index, and
(c) having the required ratings, if any, provided for in this definition:

          (i) investments in direct obligations of the United States of America or any agency thereof having maturities of less than one year;

          (ii) investments in commercial paper maturing within one year from the date of creation thereof of the highest credit rating of a Rating Agency (or, in the case of Standard & Poor's, one of the two highest credit ratings);

          (iii) investments in bankers' acceptances, certificates of deposit and commercial money market funds having maturities of less than one year issued by commercial banks in the United States of America having capital and surplus in excess of $50,000,000;

          (iv) repurchase obligations with a term of not more than one year for underlying securities of the types described in clauses (i) and (iii) above entered into with a counterparty whose short-term securities are of the highest credit rating of any NRSRO (or, in the case of Standard & Poor's, one of the two highest credit ratings); and

          (v) freely redeemable shares in money market funds which invest solely in securities of the types described in clauses (i), (ii), (iii) and (iv) and rated in the highest rating category by any NRSRO (or, in the case of Standard & Poor's, one of the two highest rating categories).

     "Permitted Liens" shall mean:

     (a) the respective rights and interests of the parties under the Operative Documents,

     (b) Liens for Taxes either not yet due or being contested in good faith and by appropriate proceedings, so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Property, title thereto or any interest therein and are undertaken in accordance with the terms of any documents securing the Indebtedness (including, without limitation, posting of any Notes or other collateral to the extent required by such documents),

     (c) materialmen's, mechanics', workers', repairmen's, employees or other like Liens for amounts either not yet due or being contested in good faith and by appropriate proceedings so long as such proceedings shall not involve any material danger of the sale, forfeiture or loss of any part of the Property, title thereto or any interest therein; provided, Lessee agrees that it shall pay, discharge of record or note any such Lien within thirty (30) days after knowledge of the filing thereof,

     (d) Liens arising out of judgments or awards with respect to which at the time an appeal or proceeding for review is being prosecuted in good faith and either which have been bonded or for the payment of which adequate reserves shall have been provided to Lessor's reasonable satisfaction; provided, that, if the long-term unsecured debt is then rated by either Rating Agency, such debt, shall not be rated Investment Grade, then any such amount in excess of Two Hundred Fifty Thousand Dollars ($250,000), shall be bonded or discharged by Lessee within thirty (30) days after Lessee's knowledge thereof, and

     (e) assignments and subleases that comply with the terms of the Lease,

     "Person" shall mean an individual, corporation, partnership, joint venture, association, joint-stock company, trust, limited liability company, non-incorporated organization or government or any agency or political subdivision thereof.

     "Plan" shall have the meaning specified in Section 8.05(c) of the Lease.

     "Proceeds Trustee" shall mean the Servicer or, if a Property affected by a Casualty or a Condemnation shall not at the time in question be encumbered by a Mortgage, a federally insured bank or other financial institution, selected by Lessor and reasonably satisfactory to Lessee.

     "Property" shall mean the real property whose parcel or parcels of land are described on Exhibit B to the Lease (the "Land"), together with all buildings, structures and other improvements of every kind situated on the Land (collectively, the "Improvements"), together with all easements, rights and appurtenances relating to the Land or the Improvements, and together with all fixtures, including all components thereof, on and in respect to the


                                      A-l6

Improvements, including, without limitation, all built-in equipment used in the operation of the Property, together with all replacements, modifications, alterations and additions thereto (collectively, the "Fixtures"); provided, that in no event shall "Property" include Lessee's Equipment and Personalty. As the context requires, Property shall include the Equipment or the right, title and interest of the Lessor in the Property, including the Lessor's leasehold interest in the Equipment.

     "Proposed Adjustment" shall have the meaning specified in Section 19.03(c) of the Lease.

     "Qualified Appraiser" with respect to the Real Property, means an independent appraiser who shall be a member of The Appraisal Institute (or its successor organization) with not less than ten (10) years' experience appraising properties similar to the Land, Improvements and Fixtures constituting a portion of the Property in the market in which the Property is located.

     "Rating Agencies" shall mean Moody's, Standard & Poor's and Fitch IBCA Inc., or at the Lender's election, another NRSRO.

     "Real Property" shall mean all real property and other property, if any, subject to the Lease, specifically including the Land, Improvements and Fixtures, but excluding the Equipment.

     "Reference Rate" shall mean, with respect to any specified amount: (I) first, a yield shall be computed by using linear interpolation to the Remaining Weighted Average Life (defined below) between the Reference Treasury Yields (defined below) of two maturities, (i) one maturity as close as possible to, but less than or equal to, the Remaining Weighted Average Life of such specified amount and (ii) the other maturity as close as possible to, but greater than, the Remaining Weighted Average Life of such specified amount, provided, that if the Remaining Weighted Average Life is less than or equal to the shortest maturity of the Reference Treasury Yields, the yield shall equal such Reference Treasury Yield or the shortest maturity; (II) such determined yield then being expressed as a monthly equivalent as a decimal, with the result being the applicable Reference Rate. "H.15(519)" means the weekly statistical release designated as such, or any successor publication, of the Board of Governors of the Federal Reserve System, or if such statistical release is no longer published, any publicly available source of similar market data. In the case that the Reference Rate is being used for the determination of a Make-Whole Premium, the date of determination of a Make-Whole Premium is the fifth Business Day preceding the date such amount becomes due and payable. "Remaining Weighted Average Life" with respect to any specified amount shall mean, as applicable to a prepayment date, the number of years obtained by computing the quotient of(A) the Remaining Dollar Years (defined below) by (B) the aggregate principal or other relevant amount of such specified amount then outstanding. The term "Remaining Dollar Years" of such specified amount shall mean the product obtained by multiplying (1) the amount of each then remaining principal payment or other relevant payment amount for such specified amount (including the principal payment at final maturity), by (2) the number of years (rounded to the nearest one-twelfth) which will elapse between such prepayment date and the date such payment of principal is due. The term "Reference Treasury Yields" shall mean the most recent weekly Average yields of those elements of the Treasury constant maturity series as published in the most recent H.15(519) corresponding to "on the run" United States Treasury securities traded in the public markets at the time of determination; provided, if a determination is being made in connection with any prepayment of the Notes arising from a Lease Event of Default, an additional 50 basis points shall be added thereto.

     "Refinancing" shall mean any refinancing of the Indebtedness.


     "Refusal Offer" shall have the meaning specified in Section 4.01(a) of the Lease.

     "Reimbursement Date" shall have the meaning specified in Section 19.02(c) of the Lease.

     "Release" shall mean the release under applicable Environmental Laws or threatened release of any Hazardous Material into or upon or under any land or water or air, or otherwise into the environment, including, without limitation, by means of burial, disposal, discharge, emission, injection, spillage, leakage, seepage, leaching, dumping, pumping, pouting, escaping, emptying, placement and the like.

     "Remedial Action" means the investigation, clean-up, remediation or removal required by Environmental Law of contamination, environmental degradation or damage caused by, related to or arising from the existence, generation, use, handling, treatment, storage, transportation, disposal, discharge, release (including a continuous release), or emission of Hazardous Material, including, without limitation, investigations, response and remedial actions required under CERCLA, corrective action required under the Resource Conservation and Recovery Act of 1976, as amended, the investigation, removal or closure of any underground storage tanks, and any related soil or groundwater investigation, cleanup remediation or removal, and other investigation, clean-up, removal or remediation required under or necessary to comply with any Environmental Laws.

     "Renewal Rent" shall mean the meaning specified in Section 5.01(b) of the Lease.

     "Renewal Term" shall have the meaning specified in Section 5.01 of the Lease.

     "Rent" shall mean Interim Rent, Base Rent, Renewal Rent and Supplemental Rent, collectively.

     "Rent Account" shall have the meaning specified in Section 3.03 of the Lease.

     "Rent Commencement Date" shall mean the Closing Date, which shall be the date on which Interim Rent and Head Lease Interim Rent commence under the Lease and Head Lease respectively, unless such day is the first calendar day of a month, in which case, Base Rent and Head Lease Base Rent shall commence under the Lease and the Head Lease respectively.

     "Rent Commencement Date" shall mean the Closing Date.

     "Rent Payment Date" shall mean the last Business Day of each month during the Lease Term or the Head Lease Term, as the case may be.

     "Required Remedial Action Date" shall have the meaning specified in Section 8.05(c) of the Lease.

     "Restoration Fund" shall have the meaning specified in Section 12.04(a) of the Lease.

     "Right of First Refusal" shall have the meaning specified in Section 4.01 of the Lease.

     "Sale and Purchase Agreement" shall mean the Sale and Purchase Agreement dated as of June 1, 2000 between together with Lessee, as a seller, and Lessor and Head Lessor, as purchaser with respect to the Property and acknowledged and agreed by the Holders.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Self-Insurance Amount" shall have the meaning specified in Section 9.01(b) of the Lease.

     "Seller" shall mean Atlantic Financial Group, Ltd., a Texas limited partnership, and Lessee collectively.

     "Servicer" shall mean First Union National Bank, a national banking association, any replacement thereof and the successors and assigns of the foregoing.

     "Single Purpose Entity" shall mean a Person, other than an individual, which (i) is formed or organized solely for the purpose of holding an ownership interest in the Property (except the portion of the Property constituting Equipment, in which case such Person shall hold a leasehold estate therein and any other rights, titles or benefits relating to the Equipment arising from or out of the Head Lease or any option thereunder), (ii) does not engage in any business unrelated to the Property, (iii) does not have any assets other than those related to its interest in the Property, receipts therefrom or proceeds therefrom or any indebtedness other than as permitted by the other Operative Documents, (iv) has its own separate books and records and has its own accounts in each case which are separate and apart from the books and records and accounts of any other Person, and (v) at all times has, or in the case of a limited partnership, has a corporate general partner which has, or in the case of a limited liability company, has a corporate manager (or, if the manager of the limited liability company is a partnership, such partnership has a corporate general partner) which has, one independent manager or independent director.

     "SNDA Agreement" shall mean the Lease Subordination, Non-Disturbance and Attornment Agreement dated as of June 1, 2000 among the Lessor, Lessee, the Head Lessor and the Agent.

     "Special Indemnity Agreement" shall mean that Indemnity Agreement dated as of June 1, 2000 made by Lessee for the benefit of the Head Lessor and acknowledged by the Agent and Holders which provides for the exercise of certain rights and remedies against the Lessee and the Equipment as indemnity claims in the event of a Lease Event of Default.

     "Special Purpose Representations and Warranties" shall have the meaning specified in Section 25.01(a) of the Lease.

     "Standard & Poor's" shall mean Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., and its successors.

     "Sublease" shall have the meaning given such term in Section 14.01 of the Lease.

     "Substitute Property" shall mean a property that is substituted by Lessee pursuant to Article XXIII or Section 12.01 of the Lease for an Affected Property in accordance with Article XXIII of the Lease and that is substituted as collateral by Lessor pursuant to Section 20.07 of the Note Purchase Agreement.

     "Supplemental Rent" shall mean the Make-Whole Premium and any and all amounts, liabilities, obligations, late charges and Impositions other than Base Rent which Lessee assumes or agrees or is otherwise obligated to pay under the Lease and the Operative Documents (whether or not designated as Supplemental
Rent) to any Person, including Fair Market Sales Value payments, Termination Value payments, and indemnities and damages for breach of any covenants, representations, warranties or agreements.

     "Surviving Corporation" shall have the meaning specified in Section 20.03(b) of the Lease.

     "Tangible Net Worth" means with respect to any Person, as of any date of determination, the sum of capital stock and additional paid-in capital (net of treasury stock) plus retained earnings or capital surplus, as the case may be (or minus any accumulated deficit), minus intangible assets (including, without limitation, franchises, patents, patent applications, trademarks, branch names, good will and research and development) determined on a consolidated basis and in conformity with GAAP.

     "Tax Counsel" shall have the meaning specified in Section 19.02(e) of the Lease.

     "Tax Indemnitee" shall mean Lessor, any Holder, Agent, Servicer, any trustee under a Mortgage which is a deed of trust, the Proceeds Trustee, Head Lessor, each of their assignees or other transferees and each of their Affiliates and their respective officers, directors, employees, shareholders, members or other equity owners.

     "Tax Party" shall have the meaning specified in Section 19.03(c) of the Lease.

     "Taxes" shall mean any and all present and future taxes, including income (gross or net), gross or net receipts, sales, use, value added, franchise, doing business, transfer, capital, property (tangible or intangible), municipal assessments, excise and stamp taxes, levies, imposts, duties, charges, assessments or withholding, together with any penalties, fines or interest thereon or additions thereto (any of the foregoing being referred to herein individually as a "Tax"), imposed by any Governmental Authority. Taxes shall include the costs of any contest or appeal pursued which reduces the Taxes (or attempts to do so) including reasonable attorney's fees and costs incident thereto. Without limiting the foregoing, if at any time during the term of the Lease the methods of taxation prevailing at the execution thereof shall be changed or altered so that in lieu of or as a supplement or addition to or a substitute for the whole or any part of the real estate taxes or assessments now or from time to time, thereafter levied, assessed or imposed by applicable taxing authorities for the finding of governmental services, there shall be imposed (i) a tax, assessment, levy, imposition or charge, wholly or partially as a capital levy or otherwise, on the rents received from or otherwise attributable to the Property, or (ii) a tax, assessment, levy (including but not limited to any municipal, state or federal levy), imposition or charge measured by or based in whole or in part upon the Property or the Lease or the Head Lease, and imposed on the Lessor under the Lease, the Head Lessor under the Head Lease or any portion thereof, or (iii) a license fee or other fee or tax measured by the rent payable under the Lease or the Head Lease, or (iv) any other tax, assessment, levy, charge, fee or the like payable with respect to the Property, the rents, issues and profits thereof, the Lease, the Head Lease or the rents and charges payable pursuant thereto, then all such taxes, assessment, levies, impositions and/or charges, or the part thereof so measured or based shall be deemed to be Taxes.

     "Term" shall mean the Interim Term, the Base Term and any Renewal Term.

     "Termination Value" shall mean on the Termination Value Date or the date payment is to be made under Section 12.01 if Lessor rejects Lessee's offer to purchase, as the case may be, (i) during the Base Term, the value listed on
Schedule 12.01 to the Lease for such Property as of such date and (ii) during a Renewal Term, the Fair Market Sales Value of such Property as of such date.

     "Termination Value Date" shall have the meaning specified in Section 12.01(a) of the Lease and after the expiration of the Base Term shall mean the first day of each month during a Renewal Term.

     "Title Insurance Company" shall mean Old Republic National Title Insurance Company.

     "Title Policy" shall mean the title insurance policy issued by the Title Insurance Company to Lessor pursuant to the Sale and Purchase Agreement, and to the Agent pursuant to the Note Purchase Agreement on the Closing Date.

     "Transfer" shall have the meaning specified in Section 19.02(b) of the Lease.

     "UCC" shall mean the Uniform Commercial Code as enacted in the state in which Property is located, or any other applicable Uniform Commercial Code.

     "Verifier" shall have the meaning specified in Section 19.02(g) of the Lease.

     "Warranties" shall have the meaning specified in Section 6.02 of the Lease.

     "Withdrawn Property" shall have the meaning specified in Section 23.01 of the Lease.


                                      A-2l

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
Interim                    30-Jun-00                        $533,967.60
 1                         31-Jul-00                        $552,380.28
 2                         31-Aug-00                        $552,380.28
 3                         30-Sep-00                        $552,380.28
 4                         31-Oct-00                        $552,380.28
 5                         30-Nov-00                        $552,380.28
 6                         31-Dec-00                        $552,380.28
 7                         31-Jan-01                        $552,380.28
 8                         28-Feb-01                        $552,380.28
 9                         31-Mar-01                        $552,380.28
 10                        30-Apr-01                        $552,380.28
 11                        31-May-01                        $552,380.28
 12                        30-Jun-01                        $552,380.28
 13                        31-Jul-01                        $552,380.28
 14                        31-Aug-01                        $552,380.28
 15                        30-Sep-01                        $552,380.28
 16                        31-Oct-01                        $552,380.28
 17                        30-Nov-01                        $552,380.28
 18                        31-Dec-01                        $552,380.28
 19                        31-Jan-02                        $552,380.28
 20                        28-Feb-02                        $552,380.28
 21                        31-Mar-02                        $552,380.28
 22                        30-Apr-02                        $552,380.28
 23                        31-May-02                        $552,380.28
 24                        30-Jun-02                        $552,380.28
 25                        31-Jul-02                        $552,380.28
 26                        31-Aug-02                        $552,380.28
 27                        30-Sep-02                        $552,380.28
 28                        31-Oct-02                        $552,380.28
 29                        30-Nov-02                        $552,380.28
 30                        31-Dec-02                        $552,380.28
 31                        31-Jan-03                        $552,380.28
 32                        28-Feb-03                        $552,380.28
 33                        31-Mar-03                        $552,380.28
 34                        30-Apr-03                        $552,380.28
 35                        31-May-03                        $552,380.28
 36                        30-Jun-03                        $552,380.28
 37                        31-Jul-03                        $552,380.28
 38                        31-Aug-03                        $552,380.28
 39                        30-Sep-03                        $552,380.28

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
 40                        31-Oct-03                        $552,380.28
 41                        30-Nov-03                        $552,380.28
 42                        31-Dec-03                        $552,380.28
 43                        31-Jan-04                        $552,380.28
 44                        28-Feb-04                        $552,380.28
 45                        31-Mar-04                        $552,380.28
 46                        30-Apr-04                        $552,380.28
 47                        31-May-04                        $552,380.28
 48                        31-Jun-04                        $552,380.28
 49                        31-Jul-04                        $552,380.28
 50                        31-Aug-04                        $552,380.28
 51                        30-Sep-04                        $552,380.28
 52                        31-Oct-04                        $552,380.28
 53                        30-Nov-04                        $552,380.28
 54                        31-Dec-04                        $552,380.28
 55                        31-Jan-05                        $552,380.28
 56                        28-Feb-05                        $552,380.28
 57                        31-Mar-05                        $552,380.28
 58                        30-Apr-05                        $552,380.28
 59                        31-May-05                        $552,380.28
 60                        30-Jun-05                        $552,380.28
 61                        31-Jul-05                        $552,380.28
 62                        31-Aug-05                        $552,380.28
 63                        30-Sep-05                        $552,380.28
 64                        31-Oct-05                        $552,380.28
 65                        30-Nov-05                        $552,380.28
 66                        31-Dec-05                        $552,380.28
 67                        31-Jan-06                        $552,380.28
 68                        28-Feb-06                        $552,380.28
 69                        31-Mar-06                        $552,380.28
 70                        30-Apr-06                        $552,380.28
 71                        31-May-06                        $552,380.28
 72                        30-Jun-06                        $552,380.28
 73                        31-Jul-06                        $552,380.28
 74                        31-Aug-06                        $552,380.28
 75                        30-Sep-06                        $552,380.28
 76                        31-Oct-06                        $552,380.28
 77                        30-Nov-06                        $552,380.28
 78                        31-Dec-06                        $552,380.28
 79                        31-Jan-07                        $552,380.28

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
 80                        28-Feb-07                        $552,380.28
 81                        31-Mar-07                        $552,380.28
 82                        30-Apr-07                        $552,380.28
 83                        31-May-07                        $552,380.28
 84                        30-Jun-07                        $552,380.28
 85                        31-Jul-07                        $450,067.49
 86                        31-Aug-07                        $450,067.49
 87                        30-Sep-07                        $450,067.49
 88                        31-Oct-07                        $450,067.49
 89                        30-Nov-07                        $450,067.49
 90                        31-Dec-07                        $450,067.49
 91                        31-Jan-08                        $450,067.49
 92                        29-Feb-08                        $450,067.49
 93                        31-Mar-08                        $450,067.49
 94                        30-Apr-08                        $450,067.49
 95                        31-May-08                        $450,067.49
 96                        30-Jun-08                        $450,067.49
 97                        31-Jul-08                        $450,067.49
 98                        31-Aug-08                        $450,067.49
 99                        30-Sep-08                        $450,067.49
 100                       31-Oct-08                        $450,067.49
 101                       30-Nov-08                        $450,067.49
 102                       31-Dec-08                        $450,067.49
 103                       31-Jan-09                        $450,067.49
 104                       28-Feb-09                        $450,067.49
 105                       31-Mar-09                        $450,067.49
 106                       30-Apr-09                        $450,067.49
 107                       31-May-09                        $450,067.49
 108                       30-Jun-09                        $450,067.49
 109                       31-Jul-09                        $344,693.41
 110                       31-Aug-09                        $344,693.41
 111                       30-Sep-09                        $344,693.41
 112                       31-Oct-09                        $344,693.41
 113                       30-Nov-09                        $344,693.41
 114                       31-Dec-09                        $344,693.41
 115                       31-Jan-10                        $344,693.41
 116                       28-Feb-10                        $344,693.41
 117                       31-Mar-10                        $344,693.41
 118                       30-Apr-10                        $344,693.41
 119                       31-May-10                        $344,693.41

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
 120                       30-Jun-10                        $344,693.41
 121                       31-Jul-10                        $344,693.41
 122                       31-Aug-10                        $344,693.41
 123                       30-Sep-10                        $344,693.41
 124                       31-Oct-10                        $344,693.41
 125                       30-Nov-10                        $344,693.41
 126                       31-Dec-10                        $344,693.41
 127                       31-Jan-11                        $344,693.41
 128                       28-Feb-11                        $344,693.41
 129                       31-Mar-11                        $344,693.41
 130                       30-Apr-11                        $344,693.41
 131                       31-May-11                        $344,693.41
 132                       30-Jun-11                        $344,693.41
 133                       31-Jul-11                        $344,693.41
 134                       31-Aug-11                        $344,693.41
 135                       30-Sep-11                        $344,693.41
 136                       31-Oct-11                        $344,693.41
 137                       30-Nov-11                        $344,693.41
 138                       31-Dec-11                        $344,693.41
 139                       31-Jan-12                        $344,693.41
 140                       28-Feb-12                        $344,693.41
 141                       31-Mar-12                        $344,693.41
 142                       30-Apr-12                        $344,693.41
 143                       31-May-12                        $344,693.41
 144                       30-Jun-12                        $344,693.41
 145                       31-Jul-12                        $344,693.41
 146                       31-Aug-12                        $344,693.41
 147                       30-Sep-12                        $344,693.41
 148                       31-Oct-12                        $344,693.41
 149                       30-Nov-12                        $344,693.41
 150                       31-Dec-12                        $344,693.41
 151                       31-Jan-13                        $344,693.41
 152                       28-Feb-13                        $344,693.41
 153                       31-Mar-13                        $344,693.41
 154                       30-Apr-13                        $344,693.41
 155                       31-May-13                        $344,693.41
 156                       30-Jun-13                        $344,693.41
 157                       31-Jul-13                        $344,693.41
 158                       31-Aug-13                        $344,693.41
 159                       30-Sep-13                        $344,693.41

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
 160                       31-Oct-13                        $344,693.41
 161                       30-Nov-13                        $344,693.41
 162                       31-Dec-13                        $344,693.41
 163                       31-Jan-14                        $344,693.41
 164                       28-Feb-14                        $344,693.41
 165                       31-Mar-14                        $344,693.41
 166                       30-Apr-14                        $344,693.41
 167                       31-May-14                        $344,693.41
 168                       30-Jun-14                        $344,693.41
 169                       31-Jul-14                        $344,693.41
 170                       31-Aug-14                        $344,693.41
 171                       30-Sep-14                        $344,693.41
 172                       31-Oct-14                        $344,693.41
 173                       30-Nov-14                        $344,693.41
 174                       31-Dec-14                        $344,693.41
 175                       31-Jan-15                        $344,693.41
 176                       28-Feb-15                        $344,693.41
 177                       31-Mar-15                        $344,693.41
 178                       30-Apr-15                        $344,693.41
 179                       31-May-15                        $344,693.41
 180                       30-Jun-15                        $344,693.41
 181                       31-Jul-15                        $344,693.41
 182                       31-Aug-15                        $344,693.41
 183                       30-Sep-15                        $344,693.41
 184                       31-Oct-15                        $344,693.41
 185                       30-Nov-15                        $344,693.41
 186                       31-Dec-15                        $344,693.41
 187                       31-Jan-16                        $344,693.41
 188                       28-Feb-16                        $344,693.41
 189                       31-Mar-16                        $344,693.41
 190                       30-Apr-16                        $344,693.41
 191                       31-May-16                        $344,693.41
 192                       30-Jun-16                        $344,693.41
 193                       31-Jul-16                        $344,693.41
 194                       31-Aug-16                        $344,693.41
 195                       30-Sep-16                        $344,693.41
 196                       31-Oct-16                        $344,693.41
 197                       30-Nov-16                        $344,693.41
 198                       31-Dec-16                        $344,693.41
 199                       31-Jan-16                        $344,693.41

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
 200                       28-Feb-17                        $344,693.41
 201                       31-Mar-17                        $344,693.41
 202                       30-Apr-17                        $344,693.41
 203                       31-May-17                        $344,693.41
 204                       30-Jun-17                        $344,693.41
 205                       31-Jul-17                        $344,693.41
 206                       31-Aug-17                        $344,693.41
 207                       30-Sep-17                        $344,693.41
 208                       31-Oct-17                        $344,693.41
 209                       30-Nov-17                        $344,693.41
 210                       31-Dec-17                        $344,693.41
 211                       31-Jan-18                        $344,693.41
 212                       28-Feb-18                        $344,693.41
 213                       31-Mar-18                        $344,693.41
 214                       30-Apr-18                        $344,693.41
 215                       31-May-18                        $344,693.41
 216                       30-Jun-18                        $344,693.41
 217                       31-Jul-18                        $344,693.41
 218                       31-Aug-18                        $344,693.41
 219                       30-Sep-18                        $344,693.41
 220                       31-Oct-18                        $344,693.41
 221                       30-Nov-18                        $344,693.41
 222                       31-Dec-18                        $344,693.41
 223                       31-Jan-19                        $344,693.41
 224                       28-Feb-19                        $344,693.41
 225                       31-Mar-19                        $344,693.41
 226                       30-Apr-19                        $344,693.41
 227                       31-May-19                        $344,693.41
 228                       30-Jun-19                        $344,693.41
 229                       31-Jul-19                        $344,693.41
 230                       31-Aug-19                        $344,693.41
 231                       30-Sep-19                        $344,693.41
 232                       31-Oct-19                        $344,693.41
 233                       30-Nov-19                        $344,693.41
 234                       31-Dec-19                        $344,693.41
 235                       31-Jan-20                        $344,693.41
 236                       28-Feb-20                        $344,693.41
 237                       31-Mar-20                        $344,693.41
 238                       30-Apr-20                        $344,693.41
 239                       31-May-20                        $344,693.41

                       Schedule 3.01 - Base Rent Schedule
Note: Base Rent is due on the last business day of the month.

Period                   Month End Date                 Fulton Rent Schedule
 240                       30-Jun-20                        $344,693.41
 241                       31-Jul-20                        $344,693.41
 242                       31-Aug-20                        $344,693.41
 243                       30-Sep-20                        $344,693.41
 244                       31-Oct-20                        $344,693.41
 245                       30-Nov-20                        $344,693.41
 246                       31-Dec-20                        $344,693.41
 247                       31-Jan-21                        $344,693.41
 248                       28-Feb-21                        $344,693.41
 249                       31-Mar-21                        $344,693.41
 250                       30-Apr-21                        $344,693.41
 251                       31-May-21                        $344,693.41
 252                       30-Jun-21                        $344,693.41
 253                       31-Jul-21                        $344,693.41
 254                       31-Aug-21                        $344,693.41
 255                       30-Sep-21                        $344,693.41
 256                       31-Oct-21                        $344,693.41
 257                       30-Nov-21                        $344,693.41
 258                       31-Dec-21                        $344,693.41
 259                       31-Jan-22                        $344,693.41
 260                       28-Feb-22                        $344,693.41
 261                       31-Mar-22                        $344,693.41
 262                       30-Apr-22                        $344,693.41
 263                       31-May-22                        $344,693.41
 264                       30-Jun-22                        $344,693.41

     Fulton, MO Property:

          (i) Obtain any and all national pollutant discharge elimination system permits for stormwater discharges at or from the Premises required under applicable Environmental Laws;

          (ii) Install in accordance with accepted best management practices, secondary containment structures around any waste oil drums stored outside at the Premises now or in the future, and install appropriate covering over any such drums and associated secondary containment area.


                                Schedule 8.05(e)


Fulton, MO Property:

None.






                                Schedule 9.01(a)
                               Insurance Coverage
Property

o    All risk, extended coverage.

o    Ordinance or law coverage and boiler and machinery, if applicable.

o Replacement cost basis, with an agreed value equal to full insurable replacement value of the Improvements, Fixtures, and Equipment.

o    Agent named as loss employee.

o Lessor may require, based on reasonable good faith opinion, on annual basis that Lessee pays costs of any appraisal for Lessor's determination.

Commercial General Liability

o Coverage of all claims arising out of Lessee's or any third party's use and occupancy of Property (including any sublease) and which are customarily covered under standard CGL policy.

o    Combined single limit of $1,000,000.00  per occurrence;  aggregate limit of
     $10,000,000.00;   excess   umbrella   liability   insurance   of  at  least
     $20,000,000.00; aggregate limit per location of $20,000,000.00.

o Lessor may require, based on reasonable good faith opinion, on annual basis that Lessee increase amount.

o    Limits on amounts shall not limit liability of Lessee under the Lease.

Worker's Compensation

o    As per applicable statute.

Employer's Liability

o Limit per employee of at least $100,000.00; $500,000.00 per occurrence. Builder's Risk

o All risk, extended coverage for any period of construction at the Property if not otherwise insured by property insurance policy.

o    For value of alterations and/or additions.

Flood

o    If Property is in special flood hazard zone, in highest amount available.

o If Property is not in special flood hazard zone, in amount of at least $250,000.00.

o Notwithstanding the above, Lessee shall comply with Section 9.01(f) of Lease. Earthquake

o If Property is in earthquake zone, in amount greater of (x) amount sufficient to prevent Lessor and Lessee from becoming coinsurers of any loss or (y) 100% of replacement value; deductible must be reasonably acceptable to Lessor; replacement cost endorsement to be included.

o    If Property is not in earthquake zone, in the amount of $250,000.00.

Other Insurance

o Lessor may, from time to time, reasonably require other insurance so long as such other insurance is customarily required to be carried on similar properties in the industry and similar geographic region.

Insurance Companies

o Any insurance shall be provided by one or more insurers (x) with a claims paying rating of at least A by S&P or the equivalent rating by Moody's and
     (y) a general policy rating of at least A and financial class of at least XI by A.M. Best Company, Inc. If an insurer shall fail to meet such requirements, Lessee shall have 60 days to replace such insurer with meeting the above requirements.

Endorsements

o Lessor, Agent, Holders and Head Lessor named as additional insureds under liability policies required under the Lease.

o    Each policy shall be primary without right of contribution.

o Insurer shall waive all rights of subrogation against Lessor, Agent, Holders and Head Lessor, unless such parties have caused the loss/liability by gross negligence or willful misconduct.

o With respect to additional insureds and additional loss payees, a policy shall operate and be so construed as if a separate policy.

o Insurer, upon cancellation or non-renewal, must give 30 day written notice to Lessor, Agent, Holders and Head Lessor.

o Lessor, Agent, Holders and Head Lessor shall not be liable for any premiums or assessments.

o No act or omission, whether or not negligent, of Lessee or any Indemnitee shall affect enforceability or validity of any policy with respect to any other Indemnitee.

o So long as no Lease Event of Default shall exist, Lessee shall, at Lessee's own cost and expense, adjust all losses.

Adjustment

o So long as no Lease Event of Default shall exist, Lessee shall, at Lessee's own cost and expense, adjust all losses.

Self-Insurance

o Deductible is $500,000.00 for Property and $1,000,000.00 for Commercial General Liability.

o So long as requirements for self-insurance are satisfied, there will be no limit on amounts of self-insurance.

                      Schedule 12.01 - Termination Values

Note: Termination Value equals Termination Value % times the Purchase Price of the Real Estate and the Equipment, which totaled $57,479,747.

                                                                 Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %     (Dollar Value)

Interim         30-Jun-00                 104.000%              $59,778,936.88
1               31-Jul-00                 104.000%              $59,778,936.88
2               31-Aug-00                 103.814%              $59,672,024.56
3               30-Sep-00                 103.628%              $59,565,112.23
4               31-Oct-00                 103.442%              $59,458,199.90
5               30-Nov-00                 103.255%              $59,350,712.77
6               31-Dec-00                 103.069%              $59,243,800.44
7               31-Jan-01                 102.883%              $59,136,888.11
8               28-Feb-01                 102.696%              $59,029,400.98
9               31-Mar-01                 102.510%              $58,922,488.65
10              30-Apr-01                 102.324%              $58,815,576.33
11              31-May-01                 102.137%              $58,708,089.20
12              30-Jun-01                 101.951%              $58,601,176.87
13              31-Jul-01                 101.765%              $58,494,264.54
14              31-Aug-01                 101.578%              $58,386,777.41
15              30-Sep-01                 101.392%              $58,279,865.08
16              31-Oct-01                 101.206%              $58,172,952.75
17              30-Nov-01                 101.020%              $58,066,040.42
18              31-Dec-01                 100.833%              $57,958,553.30
19              31-Jan-02                 100.647%              $57,851,640.97
20              28-Feb-02                 100.461%              $57,744,728.64
21              31-Mar-02                 100.274%              $57,637,241.51
22              30-Apr-02                 100.088%              $57,530,329.18
23              31-May-02                 99.902%               $57,423,416.85
24              30-Jun-02                 99.715%               $57,315,929.73
25              31-Jul-02                 99.529%               $57,209,017.40
26              31-Aug-02                 99.343%               $57,102,105.07
27              30-Sep-02                 99.156%               $56,994,617.94
28              31-Oct-02                 98.970%               $56,887,705.61
29              30-Nov-02                 98.784%               $56,780,793.28
30              31-Dec-02                 98.597%               $56,673,306.15
31              31-Jan-03                 98.411%               $56,566,393.83
32              28-Feb-03                 98.225%               $56,459,481.50
33              31-Mar-03                 98.039%               $56,352,569.17
34              30-Apr-03                 97.852%               $56,245,082.04
35              31-May-03                 97.666%               $56,138,169.71
36              30-Jun-03                 97.480%               $56,031,257.38
37              31-Jul-03                 97.293%               $55,923,770.25

                                                                Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %    (Dollar Value)

38              31-Aug-03                 97.107%               $55,816,857.92
39              30-Sep-03                 96.921%               $55,709,945.59
40              31-Oct-03                 96.734%               $55,602,458.47
41              30-Nov-03                 96.548%               $55,495,546.14
42              31-Dec-03                 96.362%               $55,388,633.81
43              31-Jan-04                 96.175%               $55,281,146.68
44              29-Feb-04                 95.959%               $55,174,234.35
45              31-Mar-04                 95.803%               $55,067,322.02
46              30-Apr-04                 95.616%               $54,959,834.90
47              31-May-04                 95.430%               $54,852,922.57
48              30-Jun-04                 95.244%               $54,746,010.24
49              31-Jul-04                 95.058%               $54,639,097.91
50              31-Aug-04                 94.871%               $54,531,610.78
51              30-Sep-04                 94.685%               $54,424,698.45
52              31-Oct-04                 94.499%               $54,317,786.12
53              30-Nov-04                 94.312%               $54,210,299.00
54              31-Dec-04                 94.126%               $54,103,386.67
55              31-Jan-05                 93.940%               $53,996,474.34
56              29-Feb-05                 93.753%               $53,888,987.21
57              31-Mar-05                 93.567%               $53,782,074.88
58              30-Apr-05                 93.381%               $53,675,162.55
59              31-May-05                 93.194%               $53,567,675.42
60              30-Jun-05                 93.008%               $53,460,763.09
61              31-Jul-05                 92.822%               $53,353,850.77
62              31-Aug-05                 92.635%               $53,246,363.64
63              30-Sep-05                 92.449%               $53,139,451.31
64              31-Oct-05                 92.263%               $53,032,538.98
65              30-Nov-05                 92.077%               $52,925,626.65
66              31-Dec-05                 91.890%               $52,818,139.52
67              31-Jan-06                 91.704%               $52,711,227.19
68              29-Feb-06                 91.518%               $52,604,314.86
69              31-Mar-06                 91.331%               $52,496,827.74
70              30-Apr-06                 91.145%               $52,389,915.41
71              31-May-06                 90.959%               $52,283,003.08
72              30-Jun-06                 90.772%               $52,175,515.95
73              31-Jul-06                 90.586%               $52,068,603.62
74              31-Aug-06                 90.400%               $51,961,691.29
75              30-Sep-06                 90.213%               $51,854,204.17
76              31-Oct-06                 90.027%               $51,747,291.84
77              30-Nov-06                 89.841%               $51,640,379.51
78              31-Dec-06                 89.654%               $51,532,892.38
79              31-Jan-07                 89.468%               $51,425,980.05

                                                                 Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %    ( Dollar Value)

80              28-Feb-07                 89.282%               $51,319,067.72
81              31-Mar-07                 89.096%               $51,212,155.39
82              30-Apr-07                 88.909%               $51,104,668.27
83              31-May-07                 88.723%               $50,997,755.94
84              30-Jun-07                 88.537%               $50,890,843.61
85              31-Jul-07                 88.350%               $50,783,356.48
86              31-Aug-07                 88.164%               $50,676,444.15
87              30-Sep-07                 87.978%               $50,569,531.82
88              31-Oct-07                 87.791%               $50,462,044.69
89              30-Nov-07                 87.605%               $50,355,132.36
90              31-Dec-07                 87.419%               $50,248,220.03
91              31-Jan-08                 87.232%               $50,140,732.91
92              28-Feb-08                 87.046%               $50,033,820.58
93              31-Mar-08                 86.860%               $49,926,908.25
94              30-Apr-08                 86.674%               $49,819,995.92
95              31-May-08                 86.487%               $49,712,508.79
96              30-Jun-08                 86.301%               $49,605,596.46
97              31-Jul-08                 86.115%               $49,498,684.13
98              31-Aug-08                 85.928%               $49,391,197.01
99              30-Sep-08                 85.742%               $49,284,284.68
100             31-Oct-08                 85.556%               $49,177,372.35
101             30-Nov-08                 85.369%               $49,069,885.22
102             31-Dec-08                 85.183%               $48,962,972.89
103             31-Jan-09                 84.997%               $48,856,060.56
104             28-Feb-09                 84.810%               $48,748,573.44
105             31-Mar-09                 84.624%               $48,641,661.11
106             30-Apr-09                 84.438%               $48,534,748.78
107             31-May-09                 84.251%               $48,427,261.65
108             30-Jun-09                 84.065%               $48,320,349.32
109             31-Jul-09                 83.879%               $48,213,436.99
110             31-Aug-09                 83.693%               $48,106,524.66
111             30-Sep-09                 83.506%               $47,999,037.53
112             31-Oct-09                 83.320%               $47,892,125.21
113             30-Nov-09                 83.134%               $47,785,212.88
114             31-Dec-09                 82.947%               $47,677,725.75
115             31-Jan-10                 82.761%               $47,570,813.42
116             28-Feb-10                 82.575%               $47,463,901.09
117             31-Mar-10                 82.388%               $47,356.413.96
118             30-Apr-10                 82.202%               $47,249,501.63
119             31-May-10                 82.016%               $47,142,589.30
120             30-Jun-10                 81.829%               $47,035,102.18
121             31-Jul-10                 81.643%               $46,928,189.85

                                                                Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %     (Dollar Value)

122             31-Aug-10                 81.457%               $46,821,277.52
123             30-Sep-10                 81.270%               $46,713,790.39
124             31-Oct-10                 81.084%               $46,606,878.06
125             30-Nov-10                 80.898%               $46,499,965.73
126             31-Dec-10                 80.712%               $46,393,053.40
127             31-Jan-11                 80.525%               $46,285,566.28
128             28-Feb-11                 80.339%               $46,178,653.95
129             31-Mar-11                 80.153%               $46,071,741.62
130             30-Apr-11                 79.966%               $45,964,254.49
131             31-May-11                 79.780%               $45,857,342.16
132             30-Jun-11                 79.594%               $45,750,429.83
133             31-Jul-11                 79.407%               $45,642,942.71
134             31-Aug-11                 79.221%               $45,536,030.38
135             30-Sep-11                 79.035%               $45,429,118.05
136             31-Oct-11                 78.848%               $45,321,630.92
137             30-Nov-11                 78.662%               $45,214,718.59
138             31-Dec-11                 78.476%               $45,107,806.26
139             31-Jan-12                 78.289%               $45,000,319.13
140             28-Feb-12                 78.103%               $44,893,406.80
141             31-Mar-12                 77.917%               $44,786,494.47
142             30-Apr-12                 77.731%               $44,679,582.15
143             31-May-12                 77.544%               $44,572,095.02
144             30-Jun-12                 77.358%               $44,465,182.69
145             31-Jul-12                 77.172%               $44,358,270.36
146             31-Aug-12                 76.985%               $44,250,783.23
147             30-Sep-12                 76.799%               $44,143,870.90
148             31-Oct-12                 76.613%               $44,036,958.57
149             30-Nov-12                 76.426%               $43,929,471.45
150             31-Dec-12                 76.240%               $43,822,559.12
151             31-Jan-13                 76.054%               $43,715,646.79
152             28-Feb-13                 75.867%               $43,608,159.66
153             31-Mar-13                 75.681%               $43,501,247.33
154             30-Apr-13                 75.495%               $43,394,335.00
155             31-May-13                 75.308%               $43,286,847.88
156             30-Jun-1                  75.122%               $43,179,935.55
157             31-Jul-13                 74.936%               $43,073,023.22
158             31-Aug-13                 74.750%               $42,966,110.89
159             30-Sep-13                 74.563%               $42,858,623.76
160             31-Oct-13                 74.377%               $42,751,711.43
161             30-Nov-13                 74.191%               $42,644,799.10
162             31-Dec-13                 74.004%               $42,537,311.97
163             31-Jan-14                 73.818%               $42,430,399.65

                                                                Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %    (Dollar Value)
    .
164             28-Feb-14                 73.632%               $42,323,487.32
165             31-Mar-14                 73.445%               $42,216,000.19
166             30-Apr-14                 73.259%               $42,109,087.86
167             31-May-14                 73.073%               $42,002,175.53
168             30-Jun-14                 72.886%               $41,894,688.40
169             31-Jul-14                 72.700%               $41,787,776.07
170             31-Aug-14                 72.514%               $41,680,863.74
171             30-Sep-14                 72.327%               $41,573,376.62
172             31-Oct-14                 72.141%               $41,466,464.29
173             30-Nov-14                 71.955%               $41,359,551.96
174             31-Dec-14                 71.769%               $41,252,639.63
175             31-Jan-15                 71.582%               $41,145,152.50
176             28-Feb-15                 71.396%               $41,038,240.17
177             31-Mar-15                 71.210%               $40,931,327.84
178             30-Apr-15                 71.023%               $40,823,840.72
179             31-May-15                 70.837%               $40,716,928.39
180             30-Jun-15                 70.651%               $40,610,016.06
181             31-Jul-15                 70.464%               $40,502,528.93
182             31-Aug-15                 70.278%               $40,395,616.39
183             30-Sep-15                 70.092%               $40,288,704.27
184             31-Oct-15                 69.905%               $40,181,217.15
185             30-Nov-15                 69.719%               $40,074,304.82
186             31-Dec-15                 69.533%               $39,967,392.49
187             31-Jan-16                 69.347%               $39,860,480.16
188             28-Feb-16                 69.160%               $39,752,933.03
189             31-Mar-16                 68.974%               $39,646,080.70
190             30-Apr-16                 68.788%               $39,539,168.37
191             31-May-16                 68.601%               $39,431,681.24
192             30-Jun-16                 68.415%               $39,324,768.92
193             31-Jul-16                 68.229%               $39,217,856.59
194             31-Aug-16                 68.042%               $39,110,369.46
195             30-Sep-16                 67.856%               $39,003,457.13
196             31-Oct-16                 67.670%               $38,896,544.80
197             30-Nov-16                 67.483%               $38,789,057.67
198             31-Dec-16                 67.297%               $38,682,145.34
199             31-Jan-17                 67.111%               $38,575,233.01
200             28-Feb-17                 66.924%               $38,467,745.89
201             31-Mar-17                 66.738%               $38,360,833.56
202             30-Apr-17                 66.552%               $38,253,921.23
203             31-May-17                 66.366%               $38,147,008.90
204             30-Jun-17                 66.179%               $38,039,521.77
205             31-Jul-17                 65.993%               $37,932,609.44

                                                                Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %    (Dollar Value)

206             31-Aug-17                 65.807%               $37,825,697.11
207             30-Sep-17                 65.620%               $37,718,209.99
208             31-Oct-17                 65.434%               $37,611,297.66
209             30-Nov-17                 65.248%               $37,504,385.33
210             31-Dec-17                 65.061%               $37,396,898.20
211             31-Jan-18                 64.875%               $37,289,985.87
212             28-Feb-18                 64.689%               $37,183,073.54
213             31-Mar-18                 64.502%               $37,075,586.41
214             30-Apr-18                 64.316%               $36,968,674.09
215             31-May-18                 64.130%               $36,861,761.76
216             30-Jun-18                 63.943%               $36,754,274.63
217             31-Jul-18                 63.757%               $36,647,362.30
218             31-Aug-18                 63.571%               $36,540,449.97
219             30-Sep-18                 63.385%               $36,433,537.64
220             31-Oct-18                 63.198%               $36,326,050.51
221             30-Nov-18                 63.012%               $36,219,138.18
222             31-Dec-18                 62.826%               $36,112,225.86
223             31-Jan-19                 62.639%               $36,004,738.73
224             28-Feb-19                 62.453%               $35,897,826.40
225             31-Mar-19                 62.267%               $35,790,914.07
226             30-Apr-19                 62.808%               $35,683,426.94
227             31-May-19                 61.894%               $35,576,514.61
228             30-Jun-19                 61.708%               $35,469,602.28
229             31-Jul-19                 61.521%               $35,362,115.16
230             31-Aug-19                 61.335%               $35,255,202.83
231             30-Sep-19                 61.149%               $35,148,290.50
232             31-Oct-19                 60.962%               $35,040,803.37
233             30-Nov-19                 60.776%               $34,933,891.04
234             31-Dec-19                 60.590%               $34,826,978.71
235             31-Jan-20                 60.404%               $34,720,066.38
236             28-Feb-20                 60.217%               $34,612,579.26
237             31-Mar-20                 60.031%               $34,505,666.93
238             30-Apr-20                 59.845%               $34,398,754.60
239             31-May-20                 59.658%               $34,291,267.47
240             30-Jun-20                 59.472%               $34,184,355.14
241             31-Jul-20                 59.286%               $34,077,442.81
242             31-Aug-20                 59.099%               $33,969,955.68
243             30-Sep-20                 58.913%               $33,863,043.36
244             31-Oct-20                 58.727%               $33,756,131.03
245             30-Nov-20                 58.540%               $33,648,643.90
246             31-Dec-20                 58.354%               $33,541,731.57
247             31-Jan-21                 58.168%               $33,434,819.24

                                                                Fulton Lease
                                                              Termination Value
Period        Month End Date     Fulton Lease Termination %    (Dollar Value)


248             28-Feb-21                 57.981%               $33,327,332.11
249             31-Mar-21                 57.795%               $33,220,419.78
250             30-Apr-21                 57.609%               $33,113,507.45
251             31-May-21                 57.423%               $33,006,595.12
252             30-Jun-21                 57.236%               $32,899,108.00
253             31-Jul-21                 57.050%               $32,792,195.67
254             31-Aug-21                 56.864%               $32,685,283.34
255             30-Sep-21                 56.677%               $32,577,796.21
256             31-Oct-21                 56.491%               $32,470,883.88
257             30-Nov-21                 56.305%               $32,363,971.55
258             31-Dec-21                 56.118%               $32,256,484.43
259             31-Jan-22                 55.932%               $32,149,572.10
260             28-Feb-22                 55.746%               $32,042,659.77
261             31-Mar-22                 55.559%               $31,935,172.64
262             30-Apr-22                 55.373%               $31,828,260.31
263             31-May-22                 55.187%               $31,721,347.98
264             30-Jun-22                 55.000%               $31,613,860.85

                               Schedule 20.01(g)


                              Environmental Matters
Fulton, MO Property:

          (i) Permits: Pursuant to ss. 8.05(d) herein, Lessee shall obtain any and all national pollutant discharge elimination system permits for storm water discharges at or from the Premises required under applicable Environmental Laws;

          (ii) Oil Drums: Pursuant toss.8.05(d) herein, Lessee shall install, in accordance with accepted best management practices, secondary containment structures around any waste oil drums stored outside at the Premises now or in the future, and install appropriate covering over any such drums and associated secondary containment area.

                  Schedule 20.01(m) Patent or Trademark Claims



1. Jean Charles, Inc. - Notice of infringement dated April 26, 2000 at U.S. patent.

2. Lernelson Medical, Education & Research Foundation, L.P. - Notice of infringement dated February 16, 1999 of various U.S. patents.

3.   Roman, Inc. - Notice of copyright infringement dated May 14,1999.

4. Quality Artworks - Notice of copyright infringement dated October 18, 1999. The vendor has assumed nil responsibility far this claim of infringement.

5. Hallmark Cards, Inc. - Notice of copyright infringement dated November 5, 1999. The vendor has assumed all responsibility for this claim of infringement.

                               Schedule 20.01(r)

                                 Lease Agreement
                           Material Adverse Litigation



                                      None.

                                    EXHIBIT A
                                       TO
                                 LEASE AGREEMENT


                   FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

     THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (as this agreement may be amended, supplemented or otherwise modified from time to time with the terms hereof, this "Agreement") dated as of [ ], 2000, between DOLLAR GENERAL CORPORATION, a corporation organized under the laws of Tennessee ("Transferor"), and [ ],a [ ] organized under the laws of [ ] ("Transferee").

                                   WITNESSETH:
                                   -----------

     WHEREAS, the parties hereto desire to effect (a) the transfer by Transferor to Transferee of the right, title and interest of the Transferor in, under and with respect to that certain Lease Agreement dated as of June 1, 2000 (the "Lease") between Transferor, as Lessee, and FU/DG Fulton, LLC, a Delaware limited liability company, as Lessor, and the proceeds therefrom and (b) the assumption by Transferee of the obligations of Transferor accruing thereunder;

     NOW, THEREFORE, it is hereby agreed as follows:

     1. Definitions. Capitalized terms used herein and not otherwise defined herein shall have the meanings given such terms in the Lease and Appendix A thereto, and the rules of usage set forth therein shall apply hereto.

     2. Assignment. Transferor does hereby sell, convey, assign, transfer and set over unto Transferee, as of the date hereof, its right, title and interest in the Lease and any proceeds therefrom, together with all other documents and instruments evidencing such right, title and interest.

     3. Assumption. Transferee hereby undertakes, for the benefit of Transferor and its successors and assigns, all of the duties and obligations of Transferor whenever accrued (other than duties and obligations of Transferor required to be performed by it on or prior to the date hereof under the Lease) pursuant to the Lease, and hereby confirms that it shall be deemed a party to the Lease.

     4. Obligations of Transferor. Transferor shall not be released from its primary liability as Lessee under the Lease and shall continue to be obligated for all obligations of "Lessee" under the Lease, which obligations shall continue in full force and effect as obligations of a principal and not of a guarantor or surety, as though no assignment had been made and notwithstanding the rejection of the Lease by the Transferee or its successor or assign pursuant to Section 365 of Title 11 of the United States Code, any provision of the Bankruptcy Code, or any similar law relating to bankruptcy, insolvency, reorganization or the rights of creditors.

     5. Payments. Transferor hereby covenants and agrees to pay over to Transferee, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Transferor that, under Section 2 hereof, belong to Transferee, and Transferee hereby covenants and agrees to pay over to Transferor, if and when received following the date hereof, any amounts (including any sums payable as interest in respect thereof) paid to or for the benefit of Transferee that, under Section 2 hereof, belong to Transferor.

     6. Representations and Warranties of Transferee. Transferee represents and warrants to each party to the Lease that:

          (a) it has all requisite power and authority and legal right to enter and carry out the transactions contemplated hereby and to carry out and perform the obligations of the Transferor pursuant to the Lease as assumed by the Transferee pursuant hereto;

          (b) except for modifications required due to the identity of the Transferee, which modifications are set forth on Schedule 1 hereto, on and as of the date hereof, the representations and warranties of the Transferor set forth in Section 20.01 of the Lease if made by the Transferee are true and correct as to the Transferee;

          (c) it is not a tax-exempt entity (within the meaning of Section 168(h) of the Code); and

          (d) it is not a debtor or debtor-in-possession in a voluntary or involuntary bankruptcy proceeding as of the date of this Agreement.

          (e) it is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation. Transferee has the corporate power and authority to conduct its business as now conducted, to own or hold under lease its property, and Transferee further has the authority to receive the interests of the Transferor under this Agreement. Transferee is duly qualified to do business and is in good standing as a foreign corporation in the jurisdiction in which the Property is located, and it is in good standing as a foreign corporation in each jurisdiction where the failure to so qualify would have a material adverse effect on its ability to perform its obligations under this Agreement.

          (f) it has been duly authorized by all necessary corporate action to enter into this Agreement and this Agreement has been duly executed and delivered by Transferee, and the execution, delivery and performance thereof by Transferee will not, (i) require any approval of the stockholders of Transferee or any approval or consent of any trustee or holder of any indebtedness or obligation of Transferee, other than such consents and approvals as have been obtained, (ii) contravene any Applicable Law binding on such Transferee or (iii) contravene or result in any breach of or constitute any default under Transferee's charter or by-law's or other organizational documents, or any indenture, judgment, order, mortgage, loan agreement, contract, partnership or joint venture agreement, lease or other agreement or instrument to which Transferee is a party or by which Transferee is bound, or result in the creation of any Lien (other than pursuant to the Lease) upon any of the property of Transferee.

          (g) all Governmental Action and other consents, approvals, waivers, registrations, authorizations and other action required or necessary pursuant to any legal requirement or contract, indenture, instrument or agreement to which Transferee is a party or its property is bound in connection with the execution, delivery and performance by Transferee of this Agreement, has been obtained, given or made.

          (h) this Agreement constitutes the legal, valid and binding obligation of Transferee, enforceable against Transferee in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, moratorium, fraudulent conveyance, insolvency, equitable principles or other similar laws affecting the enforcement of creditors' rights in general.

          (i) Transferee has not offered any interest in the Property or this Agreement, or any securities of Transferee to, or solicited any offer to acquire any of the same from, any Person, in violation of Section 5 of the Securities Act, nor has it authorized any Person to take any such action, and Transferee has taken no action that would subject any interest in the Property, the Bond, or this Agreement to the registration requirements of
     Section 5 of the Securities Act. Nothing herein is intended to imply or shall be construed to suggest that the interests in this Agreement constitute securities.

     7. Default. Each of Transferor and Transferee represents and warrants for the benefit of the Participants that no Lease Default or Lease Event of Default exists and that the transfer contemplated hereby complies with the provisions of
Article XI of the Lease.

     8. Reliance. The representations, warranties, covenants and agreements of the Transferee are made for the benefit of, and may be relied upon by the parties to the Lease.

     9. Successors and Assigns. This Agreement shall be binding upon the Transferor and its successors and assigns and shall be binding upon and inure to the benefit of the Transferee and its successors and assigns.

     10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State in which the Property is situated.

     EACH PARTY HERETO SUBMITS TO NON-EXCLUSIVE PERSONAL JURISDICTION IN THE STATE OF NEW YORK AND THE FEDERAL COURTS OF THE UNITED STATES OF AMERICA LOCATED IN THE STATE OF NEW YORK (AND ANY APPELLATE COURTS TAKING APPEALS THEREFROM) FOR THE ENFORCEMENT OF SUCH PERSON'S OBLIGATIONS HEREUNDER AND WAIVES ANY AND ALL PERSONAL RIGHTS UNDER THE LAW OF ANY OTHER STATE TO OBJECT TO JURISDICTION WITHIN SUCH STATE FOR THE PURPOSES OF SUCH ACTION, SUIT, PROCEEDING OR LITIGATION TO ENFORCE OBLIGATIONS OWING TO ANY PERSON HEREUNDER. EACH PARTY HERETO HEREBY WAIVES AND AGREES NOT TO ASSERT AS A DEFENSE IN ANY ACTION, SUIT

OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT (A) THAT IT IS NOT SUBJECT TO SUCH JURISDICTION OR THAT SUCH ACTION, SUIT OR PROCEEDING MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN THOSE COURTS OR THAT IT IS EXEMPT OR IMMUNE FROM EXECUTION, (B) THAT THE ACTION, SUIT OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM OR (C) THAT THE VENUE OF THE ACTION, SUIT OR PROCEEDING IS IMPROPER. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY AND ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION OR PROCEEDING RELATED TO THE ENFORCEMENT OF THIS AGREEMENT.

     THE PARAGRAPH SET FORTH ABOVE SHALL APPLY TO ANY SIGNATORY HERETO AND THE SUCCESSORS AND ASSIGNS OF ANY PARTY OR SIGNATORY HERETO.

     11. Reliance. Each Participant shall be entitled to rely on this Agreement and shall be a third party beneficiary hereof.




                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                    DOLLAR GENERAL CORPORATION,
                                    as Transferor


                                    By:

                                    Name:
                                            ------------------------------------

                                    Title:
                                            ------------------------------------


                                    [Transferee]

                                    By:

                                    Name:
                                            ------------------------------------

                                    Title:
                                            ------------------------------------

                                    Exhibit B
                                 Lease Agreement
                             Missouri Real Property

A TRACT LOCATED IN THE NORTHEAST OUARTER AND THE SOUTHEAST QUARTER or SECDON 7, TOWNSI-IIP 47 NORTH. RANGE 9 WEST, THE NORTHWEST OUARFER MID THE SOUTHWEST QUARTER OF SECTION 8, TOWNSHIP 47 NORTH. RANGE S WEST. ALL IN THE CITY OF FULTON IN CALLAWAY COUN1Y, MISSOURI. BEING THE TRACT DESCRIBED BY THC DEED IN 9001< 342 PACE 125. BOOK 342 PAGE 364, BOOK 342 PAGE 426, 8001< 342 PAGE 157, BOOK 342
PAGE 070, BOOK 344 PAGE 546. BOOR 344 PAGE 735 AND PART OF THE TRACT DESCRIBED BY THE DEEO IN BOOK 339 PAGE 400. ALL OF THE CALL4WAY COUNTY RECORDS, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING AT THE NORTHWEST CORNER OF SAID SECTION 8. THENCE WITH THE NORTH LINE OF SAID SECTION 8 AND THE LINES or THE TRACT DESCRIBED BY SAID DEED IN BOOK 342 PAGE 125, N 8635'OO"E. 745.45 FEET TO THE NORTHEAST CORNER OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 342 PAGE 125. ALSO BEING THE NORTHWEST CORNER OR THE TRACT DESCRIBED BY THE DECO IN BOOK 304 PAGE 276 OR THE CALLAWAY COUNTY RECORDS; THENCE WITH THE EAST LINE or THE TRACT DESCRIBED BY SAID DEED IN 6001< 342 PAGE 125 AND BOOK 342 PAGE 157, ALSO BEING THE COMMON LINE OF THE TRACTS DESCRIBED BY THE DEED IN BOOK 304 PAGE 276 AND THE DEED IN BOOK 313 PACE 522, ALL OF THE CALLAWAY COUNTY RECORDS, S 04' 42' 45'E, 1319.90 FEET TO THE QUARTER OUASTEP SECTION LINE, ALSO BEING THE SOUTHERN CORNER CONAMON TO THE TRACTS DESCRIBED BY SAID DEEDS IN BOOR 342 PACE 157 AND BOOK 342 PAGE 125; THENCE WITH THE EAST LINE OF THE TRACT DESCRIBED BY THE DEED IN BOOK 344 PAGE 735. SO4~42'45"E, 40.03 FEET TO A POINT ON THE NORTH LINE or THE TRACT DESCRIBED BY SAID DEED IN BOOK 339 PAGE 400; THENCE WITH THE LINES OF THE TRACT. DESCRIBED BY SAID DEED IN BOOR 339 PAGE 400, N S6'3245'E, 65.75 FEET TO THE NORTHWEST CORNER OF THE TRACT DESCRIBED BY THE DEED IN BOOR 333 PAGE 382 AND THE SURVEY RECORDED IN' BOOK PA PAGE 115, ALL OP THE CALLAWAY COUNTY RECORDS: THENCE WITH THE WEST LINE OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 333 PAGE 382 AND SAID SURVEY IN BOOK A,4 PAGE 15, 5O422'OO'E, 1285. 80 FEET (1272.99 FEET, DEED IN BOOK 333 PACE 382 AND SAID SURVEY IN BOOK A& PACE 115) TO THE SOUTHWEST CORNER or THE TRACT OESCRIBED BY SAID DEED IN BOOK 333 PACE 382 AND THE SURVEY IN BOOK o` PACE 115. ALSO BEING A POINT ON THE OUARTER SECTION LINE AND THE NORTH LINE OR THE TRACT DESCRIBED BY THE OEEDS IN BOOK 136 PAGE 518 AND BOOK 144 PAGE 49, ALL OF THE CALL4WAY COUNTY RECORDS: THENCE WITH SAID QUARTER SECTION UNE AND SAID NORTH LINE. S85'1545 W, 141.70 FEET: THENCE LEAVING SAID QUARTER SECTION LINE MD SAID NORTH LINE AND WITH THE WEST LINE OF THE TRACT DESCRIBED BY SAID DEED IN BOOK 144 PAGE 49, SO3'28'3OT. 991.90 FEET TO THE NORTH LINE OF BROOKSIDE DRIVE AS DESCRIBED BY THE DEED IN BOOK 257 PACE 650 AND THE SURVEY IN BOOK I PACE 655. ALL OP THE CALLAWAY COUNTY RECORDS: THENCE WITH SAID NORTH LINE, 585'SSOO"W.
710.85 FEET (710.76 FEET, DEED IN BOOK 257 PAGE 650 AND SURVEY IN BOOK 1 PAGE 953~: THENCE 53S58'30' W, 257.15 FEET (287.09 FEET. DEED IN BOOK 257 PAGE 650
AND SURVEY IN BOOK 1 PAGE 955); THENCE S20'14OO~W, 442.00 FEET (442.32 FEET, DEED IN BOOK 257 PACE 650 AND SURVEY IN BOOK I PAGE 955): THENCE SOS'1915 E,
296.05 FEET THENCE W~TH A CURVE TO THE LEFT, 185.00 FEET. CURVE RACUS 543.24 FEET. CHORD 51804'30'E. 184.10 FEET TO A POINT ON THE NORTH LINE OF THE ILLINO;S CENTRAL GULF RAILROAD RIGHT--OP--WAY: THENCE LEAVING SAID NORTH RIGHT--OF--WAY LINE or 6.RODKSIDE DRIVE AND WITH SAID NORTH RISHT--0'--WAY LINE O~ THE ILLINOIS CENTRAL GULP RAILROAD. ALONG A NON TANGENT CURVE TO THE LEFT. 2.30 FEET. CURVE RADIUS 1435.55 FEET, CHORD 564'Sl 30' W 2.30 FEET' THENCE S64'4830'W 77.25 FEET:
THENCE LEAVING SAID NORTH RJGHT--OF--WAY LINE AND CONTIN'UINC WITH THE LINES OF THE TRACT DESCRIBED BY SAID DEED IN' BOOK 339 PAGE 400, N1603iS'W, 123.55 FEET (132.56 FEET DEED IN BOOK 339 PAGE 400); THENCE N42'33'15W. 66.03 FEET, THENCE N07'O3'15W. 52.80 FEET; THENCE N 48'3315W, 225.72 FEET: THENCE N8O'33'15W. 97.68
FEET; THENCE 574'56'45W,  132.66 FEET; THENCE N'36O3'15"W..  132.66 FEET: THENCE
S15'I1'45'W 75.24 FEET; THENCE S76'4V45w. 369.60 FEET: THENCE SSVSS'45'W, 254.10
FEET; THENCE S8y26'45" W. 199.32 FEET; THENCE N72'3715". 172.21 FEET TO A POINT ON THE EAST RIGHT--OF--WAY OF U.S. HIGHWAY 54 AS DESCRIBED BY THE DEEDS IN BOOK 211 PAGE 345. -BOOK 211 PAGES 252. 260 AND 261. BOOK 208 PAGE 4-43, AND BOOK 344
PAGE 648 ALL or THE CALLAWAY COUNTY RECORDS; THENCE WITH SAID EAST RIGHT--OF--WAY LINE. BEING THE WEST LINE 0' THE TRACT DESCRIBED BY SAID DEEDS IN 6001< 339 PAGE 400, 2001< 342 PACE 364 AND BOOK. 342 PAGE 428. NDS'070O'W.
155.10 FEET; THENCE N12"14 30' W, 201.55 FEET; THENCE N05'OY'OD"W. 1500.00 FEET;
THENCE N08'55'15'~ E. 103.10 FEET: THENCE NOS'OT'OO' W. 1000.00 FEET: THENCE NO2'29'15'E, 34.20 FEET: THENCE NO252OO' Wt 120CC FEET; THENCE N15'25'OO'W.
47.10 FEET: THENCE NO5~07'0D'w, 300.00 FEET: THENCE NI9'OS'lS" W, 103.10 FEET; THENCE N05'07'OO'W, 115.20 FEET: THENCE N04'0645'W, 194.00 FEET: THENCE WITH A NON TANGENT CURVE TO THE RIGHT, 452.45 FEET. CURVE RAGIUS 1784,58 FEET, CHORD NOS'O9lS'E, 451.25 FEET: THENCE N26'53'15E, 250,75 FEET TO A POINT ON THE NORTH LINE OF SAID SECTION 7, ALSO ~EING THE NORTH LINE OF THE TRACT DESCRIBED BY SAID DEEDS IN BOOK 342 PAGE 425 AND BOOK 342 PACE 125; THENCE LEAVING SAID RIGHT-OF-WAY AND WITH SAID NORTH LINE, N 88'OI'OO.'C. 1873.55 FEET TO THE POINT OF BEGINNING AND CONTAINS 265.15 ACRES.

                                    EXHIBIT C

                                     FORM OF
                              ESTOPPEL CERTIFICATE

     The undersigned, DOLLAR GENERAL CORPORATION ("Lessee"), a Tennessee corporation, is the Lessee under that certain Lease Agreement (the "Lease") dated June 1, 2000 between the Lessee and FU/DG FULTON, LLC, a Delaware limited liability company, as the Lessor (the "Lessor") of certain real property located in Calloway County, Missouri as described on attached Schedule 1 (the "Description of Property"). With the understanding that the parties listed on
Schedule 2 hereto will be and are entitled to rely upon the covenant, representations and statements made herein, Lessee hereby covenants, represents and warrants as follows (terms used herein which are not otherwise defined herein shall have the meaning ascribed to them in the Lease and Appendix A thereto):

     1. The  Property,  which is the  subject  of the  Lease,  is  described  in
Schedule I hereto.

     2. The Lessee is the owner and holder of all fights, title and interest in the leasehold estate created by the Lease and has no actual knowledge of any Liens thereon other than Permitted Liens.

     3. The Lessor does not have any unsatisfied obligations to the Lessee arising under the Lease and, to Lessee's knowledge, no breach on the part of the Lessor exists thereunder. No defense or right of termination, offset, abatement or counterclaim exists with respect to any Rents or other sums payable or to become payable by the Lessee under the Lease.

     4. All material permits and a certificate of occupancy, if any, required for the operation of the Property by the Lessee have been obtained, and the Property may be used for the purposes contemplated by the Lease.

     5. Attached hereto is a true and correct copy of the Lease and all amendments, if any, thereto: [If no amendments, state "No Amendments".] The Lease is in full force and effect in accordance with such terms and has not been modified, supplemented, canceled or amended in any respect except as stated above.

     6. The term of the Lease commenced on ____________, and continues through _________ unless extended as provided in the Lease. Lessee has commenced paying Rent without offset or abatement. The Lessee is obligated to pay Base Rent in such installments and amounts as set forth in Schedule 3.01 to the Lease, which obligation is continuing and is not past due or delinquent in any respect. No installment of Base Rent has been or will be prepaid more than thirty (30) days before it comes due.

     7. The Property comprises a warehouse and distribution facility with office space and a truck maintenance facility ancillary thereto or other use consistent with Section 8.01 of the Lease.

     8. No event exists which constitutes a Lease Default or Lease Event of Default by the Lessee.

     9. The execution and delivery of this Certificate shall in no way expand the rights or obligations of the Lessor and Lessee arising under the Lease.

     10. There are no occupants of the Property other than Lessee and the permitted sublessees or users pursuant to the Lease set forth on Schedule 3 hereto. Except as otherwise described on Schedule 3, Lessee has not assigned its rights under the Lease.

     11. Such other matters as may be reasonably requested by Lessor, the Agent, any Holder or the Head Lessor.

     12. This Certificate shall inure to the benefit of and be binding upon the parties set forth in Schedule 2, and their respective successors and assigns, and to no other person or entities.

     IN WITNESS WHEREOF, this Certificate has been duly executed and delivered by the undersigned as of [ ]


                                    LESSEE:

                                    DOLLAR GENERAL CORPORATION
                                    a Tennessee corporation

                                    By:

                                    Name:
                                            ------------------------------------

                                    Title:
                                            ------------------------------------

                                   Schedule I

                             Description of Property

                                   Schedule 2

                            Parties Entitled to Rely

                                   Schedule 3

                           Users Pursuant to the Lease

                                    EXHIBIT D
                                    ---------
                            REAFFIRMATION AGREEMENT
                            -----------------------


     THIS REAFFIRMATION AGREEMENT dated as of _______ (this "Reaffirmation") is given by Dollar General Corporation, a Tennessee corporation ("Lessee"), pursuant to the requirements of Section 25.01 of that certain Lease Agreement dated as of June 1, 2000 (the "Lease") between FU/DG Fulton, LLC, a Delaware limited liability company, as Lessor (the "Lessor") and Lessee, and is made for the benefit of the Participants with respect to the transfer of Lessor's interests to _________________________ _________________ (the `Transferee")
pursuant to Article XXV of the Lease. Capitalized terms used herein and not otherwise defined herein shall have the meaning provided in the Lease and Appendix A thereto.

     NOW, THEREFORE, Lessee hereby acknowledges and agrees as follows:

     SECTION 1. Reaffirmation. Lessee acknowledges the transfer of Lessor's interests to Transferee pursuant to Article XXV of the Lease (the "Transfer") and affirms that, taking into account the Transfer, (i) Lessee remains obligated under the Lease for the payment and performance of each Lessee Obligation and that each Lessee Obligation remains in full force and effect in all respects and is not affected by the Transfer, and (ii) the Lease is in full force and effect in all respects and, to Lessee's knowledge, no Lease Default or Lease Event of Default exists thereunder.

     SECTION 2. Governing Law. etc. The provisions of Section 27.07 of the Lease are incorporated herein by reference and are applicable to this Reaffirmation.

     SECTION 3. Reliance. Lessee acknowledges and agrees that each Participant shall be entitled to rely on this Reaffirmation.

     Transferee hereby acknowledges and agrees as follows:

     SECTION 4. Lessee's Estate. Transferee acknowledges the leasehold estate and all other rights of Lessee under the Lease. Transferee shall be obligated and agrees to perform the terms and conditions of the Lease and to assume the Lessor's obligations of the transfers arising under the Lease from and after the date hereof to the same extent and with the same effect as if Transferee were a party thereto.

     SECTION 5. Reliance. Transferee acknowledges and agrees that Lessee shall be entitled to rely on this Reaffirmation.


                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the Lessee and Transferee caused this Reaffirmation to be duly executed by its respective officers thereunto duly authorized as of the day and year first above written.

                                    DOLLAR GENERAL CORPORATION,
                                    ---------------------------
                                    as Lessee


                                    By:
                                    --------------------------------------------
                                    Name:

                                    Title:

                                    --------------------------------------------

                                    [as Transferee]

                                    By:
                                    --------------------------------------------
                                    Name:

                                    Title:

                                   June 1, 2000



To: Dollar General Corporation

     Re: Rent Account Written Direction for Dollar General Sale-Leaseback

Ladies and Gentlemen:

     Pursuant to Section 3.03 of that certain Lease Agreement dated June 1, 2000 (the "Lease"; capitalized terms used but not defined herein shall have the meanings given such terms in the Lease and/or Appendix A thereto) between FU/DG Fulton, LLC., a Delaware limited liability company, as Lessor (the "Lessor"), and Dollar General Corporation, a Tennessee corporation, as Lessee (the "Lessee"), instructions are hereby given with respect to the payment of Rent to the Rent Account.

     Lessor, Head Lessor. Holders and the Agent instruct Lessee from this time forward unless otherwise directed by Lessor, Head Lessor, Holders and the Agent to make all payments of Rent in immediately available funds as of the relevant payment date to the account of First Union National Bank solely in its capacity as Servicer, Head Lessor, Holders and the Agent, Account No. 2020000451297. ABA 053000219. Ref: Dollar General (Loan # 37-4000002). Attn: Lisa Traylor, in the manner set forth in Section 3.03 of the Lease.



                     [Rest of Page Intentionally Left Blank]

                                                  Rent Account Written Direction


The foregoing written direction relating to the Rent Account is hereby accepted by:

FIRST UNION NATIONAL BANK,
in its capacity as Servicer


By:    /s/ Lisa K. Traylor

Name:  /s/ Lisa K. Traylor
--------------------------

Title: Vice President
---------------------


                                    Acknowledged and agreed to by:

                                    WILMINGTON TRUST COMPANY
                                    As Agent on behalf of the Holders


                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------

                                    FIRST UNION COMMERCIAL
                                    CORPORATION, as Head Lessor

                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------

                                    FU/DG FULTON. LLC,
                                    as Lessor


                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------

                                                  Rent Account Written Direction


     The foregoing written direction relating to the Rent Account is hereby accepted by:

                                    FIRST UNION NATIONAL BANK,
                                    in its capacity as Servicer

                                    By:

                                    Name:
                                    ------------------------------------

                                    Title:
                                    ------------------------------------


                                    Acknowledged and agreed to by:

                                    WILMINGTON TRUST COMPANY.
                                    as Agent on behalf of the Holders

                                    By:

                                    Name:  Donald G. MacKlean
                                    Title: Vice President
                                    FIRST UNION COMMERCIAL CORPORATION,
                                    as Head Lessor

                                    By:
                                    ---

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------


                                    FU/DG FULTON, LLC,
                                    as Lessor

                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------

                                                  Rent Account Written Direction


The foregoing written direction relating to the Rent ACCQUIIZ is hereby accepted by:

                                    FIRST UNION NATIONAL BANK,
                                    in its capacity as Servicer


                                    Acknowledged and agreed to by:

                                    WILMINGTON TRUST COMPANY,
                                    as Agent an behalf of the Holders

                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------


                                    FIRST UNION COMMERCIAL CORPORATION,
                                    as Head Lessor

                                    By:

                                    Name:  LINDA H MINTER
                                    Title: VICE PRESIDENT


                                    FU/DG FULTON, LLC.
                                    as Lessor

                                    By:    /s/ Peter M. Budko

                                    Name:  /s/ Peter M. Budko
                                    -------------------------

                                    Title: SVP and Managing Director
                                    --------------------------------

                                                  Rent Account Written Direction


                                    PRINCIPAL LIFE INSURANCE COMPANY,
                                    as a Holder

                                    By:    /s/ L. S. Valentine

                                    Name:  /s/ L. S. Valentine
                                    --------------------------

                                    Title: Counsel
                                    --------------

                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------


                                    MONY CAPITAL MANAGEMENT,
                                    as a Holder

                                    By:

                                    Name:
                                    --------------------------------------------

                                    Title:
                                    --------------------------------------------


                                    PAN AMERICAN LIFE INSURANCE COMPANY,
                                    as a Holder

                                    By:   /s/ Luis Ingles, Jr., C.F.A.

                                    Name: /s/ Luis Ingles, Jr., C.F.A.
                                    ----------------------------------

                                    Title: Senior Vice President - Investments
                                    ------------------------------------------


                                    FIRST UNION SECURITIES, INC.,
                                    as a Holder

                                    By:    /s/ Mark T. Adamson

                                    Name:  /s/ Mark T. Adamson
                                    --------------------------

                                    Title: Vice President
                                    ---------------------



         Signatures for MONY and PAL forthcoming from Mayer Brown & Platt